UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Semiannual report
2|29|12

A world of investing.™

Putnam Investments

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an over-reliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund’s manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund’s manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio manager

Emerging markets have had a roller coaster ride over the past six months. How would you describe the environment for stock investors?

August and September of 2011 echoed September and October of 2008, particularly for emerging markets. The United States was thought by many to be on the verge of a renewed recession, China was expected to be heading toward an economic “hard landing,” and the debt and banking crises in Europe seemed to promise a liquidity crunch of potentially global proportions.

All of these factors weighed heavily on emerging-market stocks, and as risk aversion mounted, investor capital fled to safer havens, such as U.S. Treasuries and fixed-income markets. After this period of pronounced volatility, stock fundamentals reasserted themselves in the minds of many investors, and we have seen steady improvement in emerging-market equity performance each month following the August/September sell-off.

In 2011, inflation and Europe’s debt problems were considered key risks to emerging markets. Has that changed, and if so, what are the key risks today?

Inflation peaked in most emerging-market countries in the latter half of 2011. As a result, a variety of emerging-market governments are easing monetary and related policies. Brazil, for example, has cut interest rates aggressively, and India has followed suit. In China, the government has progressively slashed the reserve ratio

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

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requirement for banks, which will facilitate increased lending to consumers and businesses and which helps support our case that a “hard landing” in the country is improbable. In Europe, too, the LTROs [longer-term refinancing operations] have significantly lowered the potential for tail risks — already lower-probability, worst-case events — materializing in that zone.

Having said that, there are several risks that we are monitoring closely, which center on political stability in the Middle East. Turmoil in a number of smaller oil-producing countries, and the threat of deeper disruptions to more substantial sources of oil, could hold negative implications for emerging-market growth. While oil-exporting regions of the emerging world, including Latin America and Russia, would likely benefit from higher oil prices, we believe that sustained high oil prices would have an overall negative effect on emerging-market stocks. Policy error is another key risk, whether in China’s attempts to limit over-investment in property construction or in Europe’s efforts to contain its systemic banking crisis.

There are some concerns that China faces more headwinds — especially with falling growth, declining exports, and a growing housing problem. Could you say more about your thesis on China?

We have a more constructive view on China than the consensus. With respect to property, it is important to recognize the differences between China’s issues and the former real estate bubble in the United States. In the first place, there is no subprime mortgage market in China, and the average loan-to-value ratio is around 45% for the bigger banks. That means home prices could fall by 50% or more and most property owners would still be above water. The average mortgage is paid off in seven years. In addition, because the vast majority of household wealth is in property and not the stock market, the Chinese government — which we believe is fiscally quite healthy and still in possession of many powerful policy tools — is highly sensitive to problems in the sector. All of these reasons suggest to us that China is not doomed to repeat the housing crisis of the developed world.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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As far as exports are concerned, China is typically thought of as a massive exporting economy. While this is true in some respects — particularly in the explosion of trade with other emerging-market economies — China actually imports more than it sells abroad. The domestic engines of growth, including construction and consumption, are the keys to China’s economy, and they rely on imported materials and goods from around the world. Having said that, consumption needs continued to add stimulus in China. As an anti-debt culture, the Chinese people may actually save too much. This, in fact, could be part of the reason why the economy is transitioning from unsustainable double-digit growth to a more sustainable high single-digit growth level.

On balance, though, the Chinese consumer is becoming a global force. Increasingly, trade with Chinese consumers — whether it originates in Europe or the United States, or from other emerging markets — is replacing trade with developed-market consumers, an important long-term development for the global economy.

Have you shifted the portfolio’s sector focus in the wake of economic improvement?

Sector positioning has been relatively stable. Given our constructive view of China’s ability to manage an economic soft landing, and in light of our positive outlook for government policy and the global economic environment, we maintain an overweight position in domestic cyclical stocks. Consumer discretionary positions, for example, are an important focus in the portfolio. By contrast, we remain underexposed to materials relative to the benchmark.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

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In terms of specific countries, could you highlight any areas of especially rapid transformation and opportunity?

One country undergoing a profound transformation is Indonesia. In macroeconomic terms, we believe that Indonesia today is what Brazil was 10 to 15 years ago. Although the government has its work cut out for it in terms of policy and while the country does face some inflation risk with respect to energy prices, Indonesia is finding an enormous market in China for a variety of goods. What’s more, the average person in Indonesia is feeling the positive effects of macroeconomic change as workers are quickly moving from low- to middle-income wage earners. In our view, banks and consumer stocks look attractive, particularly as we consider the rising Indonesian consumer who is enjoying ever-greater access to credit.

Which positions helped the fund the most?

Samsung Electronics has changed from a volatile commodity components maker into a very strong, integrated device maker with its own supply of differentiated display and memory components. We believe the recent rise of its stock has been due to the market’s recognition of this transition, and our expectations are positive for 2012 because we see upside in the company’s earnings.

OGX, the second-largest contributor to the fund’s returns, is a Brazilian oil exploration and production company that has excellent acreage in offshore Brazil. Earlier in 2011, the stock had suffered as the evaluation of a portion of the company by potential buyers proved lower than we expected. But in the wake of that underperformance, the company decided to develop more of its own reserves; to that end, it has not only secured financing for this activity, but has begun producing oil in one of its key fields. As the company continues to deliver on this production and prove up its reserves, we believe the market will support a higher stock price.

BR Malls, the largest mall owner and operator in Brazil, also performed well during the period. Overall, Brazil lacks sufficient retail space to support demand from its burgeoning

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

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middle-income consumer class, and we believe that BR Malls appears to be well positioned to benefit from the drive to fill this gap as well as from the Brazilian government’s decision to lower interest rates.

Which strategies or holdings held performance back?

Synergy, which may be a long-term industry winner in the Russian spirits market, unfortunately mishandled Street expectations and badly missed its profit guidance as a result of its aggressive pursuit of market share. The company was the largest detractor from the fund’s results, and we have since sold the stock.

Perfect World, a China-based online gaming company, was the second-largest detractor from returns. The shares collapsed in September as management lowered revenue guidance for the third quarter after setting guidance well ahead of consensus following second-quarter results. The change in guidance spooked the market at a time when sentiment was very negative on Chinese investments. We maintain the position, however, as we believe in the company’s ability to grow in the online role-playing industry.

PDG is the largest homebuilder in Brazil. Concerns about consumers’ access to credit and the company’s disappointingly low cash-flow generation weighed on its stock, which we sold by period-end. We believe PDG’s future performance will continue to be highly correlated with the industry, which we expect to continue to underperform as most homebuilders may struggle in the near term.

What is your outlook for emerging-market stocks, and what are you monitoring most closely in the coming months?

Emerging-market stocks suffered a lot in the recent bout of risk aversion, but much of that departing investor capital has returned in the early months of 2012. As I’ve stated, we have a constructive view on China. The U.S. economy, meanwhile, is showing continued signs of strength, and while Europe may tip into recession, we expect the problems will be contained. As emerging markets loosen economic policies — while taking care not to go too far — a positive environment is created for equities, we believe, particularly banks, consumer discretionary stocks, and domestic-focused industrials, in our view.

As I mentioned, the risk of sustained high oil prices is one of the primary factors that could lead to increased risk aversion among investors. But if diplomatic solutions are found that can help defuse some of this geopolitical risk, it should bode well for the price of oil and lend further support to global markets and the continuing recovery.

Thank you, Daniel, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

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IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	24.31%	17.16%	21.19%	18.27%	21.16%	21.16%	22.21%	17.97%	23.20%	25.42%
Annual average	6.58	4.74	5.79	5.03	5.78	5.78	6.05	4.96	6.30	6.85

3 years	103.12	91.54	98.68	95.68	98.63	98.63	100.35	93.37	101.64	104.93
Annual average	26.64	24.19	25.71	25.08	25.70	25.70	26.07	24.58	26.34	27.02

1 year	–9.05	–14.28	–9.78	–13.79	–9.80	–10.60	–9.57	–12.72	–9.34	–8.83

6 months	1.78	–4.07	1.34	–3.17	1.33	0.43	1.41	–2.10	1.59	1.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 2/29/12

		Lipper Emerging Markets Funds
	MSCI Emerging Markets Index (ND)	category average*

Life of fund	50.18%	43.72%
Annual average	12.64	10.99

3 years	131.44	123.70
Annual average	32.28	30.56

1 year	–0.11	–3.11

6 months	5.27	2.41

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 2/29/12, there were 503, 436, 332, and 296 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.319		$0.319	$0.319	$0.319		$0.319	$0.319

Capital gains — Short-term	0.691		0.691	0.691	0.691		0.691	0.691

Total	$1.010		$1.010	$1.010	$1.010		$1.010	$1.010

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$11.00	$11.67	$10.80	$10.78	$10.87	$11.26	$10.95	$11.08

2/29/12	9.99	10.60	9.74	9.72	9.82	10.18	9.92	10.08

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.33%	13.41%	17.21%	14.39%	17.17%	17.17%	18.23%	14.12%	19.23%	21.44%
Annual average	5.42	3.66	4.63	3.91	4.62	4.62	4.89	3.84	5.15	5.70

3 years	72.14	62.17	68.41	65.41	68.35	68.35	69.62	63.75	70.81	73.48
Annual average	19.85	17.49	18.98	18.26	18.96	18.96	19.26	17.87	19.54	20.16

1 year	–15.80	–20.67	–16.46	–20.18	–16.50	–17.24	–16.29	–19.21	–16.03	–15.61

6 months	24.56	17.41	24.09	19.09	23.98	22.98	24.15	19.83	24.31	24.61

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.68%	2.43%	2.43%	2.18%	1.93%	1.43%

Total annual operating expenses for the fiscal year
ended 8/31/11	1.83%	2.58%	2.58%	2.33%	2.08%	1.58%

Annualized expense ratio for the six-month period
ended 2/29/12†	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† Includes a decrease of 0.18% from annualizing the performance fee adjustment for the six months ended 2/29/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.78	$11.51	$11.51	$10.27	$9.02	$6.52

Ending value (after expenses)	$1,017.80	$1,013.40	$1,013.30	$1,014.10	$1,015.90	$1,018.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.77	$11.51	$11.51	$10.27	$9.02	$6.52

Ending value (after expenses)	$1,017.16	$1,013.43	$1,013.43	$1,014.67	$1,015.91	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is an unmanaged index of equity securities from emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (1.0%)
Embraer SA ADR (Brazil)	13,905	$417,984

		417,984
Airlines (0.8%)
Korean Air Lines Co., Ltd. (South Korea)	6,514	305,685

		305,685
Auto components (1.2%)
Hyundai Mobis (South Korea)	1,889	482,164

		482,164
Automobiles (2.0%)
Brilliance China Automotive Holdings, Inc. (China) †	182,000	209,362

Kia Motors Corp. (South Korea)	9,527	599,256

		808,618
Beverages (1.0%)
Grupo Modelo SA de CV Ser. C (Mexico)	61,949	404,995

		404,995
Capital markets (0.5%)
Yuanta Financial Holding Co., Ltd. (Taiwan) †	352,774	206,550

		206,550
Chemicals (0.4%)
Formosa Chemicals & Fibre Corp. (Taiwan)	55,000	171,024

		171,024
Commercial banks (21.2%)
Agricultural Bank of China, Ltd. (China)	1,127,000	554,180

Banco Bradesco SA ADR (Brazil)	38,574	699,732

Bank Mandiri (Persero) Tbk PT (Indonesia)	589,500	418,767

China Construction Bank Corp. (China)	1,956,000	1,628,639

ICICI Bank, Ltd. (India)	10,037	183,348

Industrial and Commercial Bank of China, Ltd. (China)	1,963,000	1,427,571

Itau Unibanco Holding SA ADR (Preference) (Brazil)	44,220	930,831

Kasikornbank PCL NVDR (Thailand)	117,800	567,023

KB Financial Group, Inc. (South Korea)	14,341	523,856

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	434,000	331,247

Sberbank of Russia ADR (Russia) †	87,230	1,196,796

		8,461,990
Commercial services and supplies (0.5%)
KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	5,840	202,139

		202,139
Communications equipment (1.0%)
HTC Corp. (Taiwan)	7,000	155,101

Wistron NeWeb Corp. (Taiwan)	117,348	263,885

		418,986
Construction and engineering (3.5%)
Daelim Industrial Co., Ltd. (South Korea)	5,000	559,057

Empresas ICA SAB de CV (Mexico) †	166,000	305,985

KEPCO Engineering & Construction Co., Inc. (South Korea)	1,484	135,736

Samsung Engineering Co., Ltd. (South Korea)	1,870	392,885

		1,393,663
Construction materials (4.0%)
Asia Cement Corp. (Taiwan)	252,000	320,753

China National Building Material Co., Ltd. (China)	330,000	469,636

China Shanshui Cement Group, Ltd. (China)	366,000	335,091

Siam Cement PCL NVDR (Thailand)	39,500	463,912

		1,589,392

18

COMMON STOCKS (95.9%)* cont.	Shares	Value

Diversified financial services (1.9%)
African Bank Investments, Ltd. (South Africa)	87,311	$456,666

BM&F Bovespa SA (Brazil)	46,800	313,136

		769,802
Electrical equipment (0.6%)
Harbin Equipment Co., Ltd. (China)	204,000	233,861

		233,861
Electronic equipment, instruments, and components (3.3%)
Hollysys Automation Technologies, Ltd. (China) †	32,398	329,164

Hon Hai Precision Industry Co., Ltd. (Taiwan)	208,072	720,546

Tripod Technology Corp. (Taiwan)	82,900	256,139

		1,305,849
Energy equipment and services (1.2%)
Eurasia Drilling Co., Ltd. GDR (Russia)	16,154	475,735

		475,735
Food products (2.2%)
First Resources, Ltd. (Singapore)	169,000	247,059

Golden Agri-Resources, Ltd. (Singapore)	408,000	236,850

Zhongpin, Inc. (China) †	35,573	392,014

		875,923
Hotels, restaurants, and leisure (1.7%)
Genting Bhd (Malaysia)	128,200	451,937

Home Inns & Hotels Management, Inc. ADR (China) †	6,900	211,761

		663,698
Household durables (1.4%)
Skyworth Digital Holdings, Ltd. (China)	540,000	299,482

Woongjin Coway Company, Ltd. (South Korea)	7,370	246,977

		546,459
Independent power producers and energy traders (0.7%)
China WindPower Group, Ltd. (China) †	5,370,000	267,701

		267,701
Internet software and services (2.8%)
Baidu, Inc. ADR (China) †	1,672	228,562

Mail.ru Group., Ltd. GDR (Russia) †	8,001	316,440

Tencent Holdings, Ltd. (China)	21,700	559,864

		1,104,866
Machinery (0.9%)
China National Materials Co., Ltd. (China)	785,000	378,896

		378,896
Media (0.5%)
Media Nusantara Citra Tbk PT (Indonesia)	1,103,500	204,331

		204,331
Metals and mining (4.4%)
Gold Fields, Ltd. (South Africa)	15,281	241,666

Sterlite Industries (India), Ltd. (India)	65,820	165,204

Sterlite Industries (India), Ltd. ADR (India)	19,980	198,202

Vale SA ADR (Brazil)	24,133	606,704

Vale SA ADR (Preference) (Brazil)	23,014	565,684

		1,777,460
Multiline retail (1.1%)
Hyundai Department Store Co., Ltd. (South Korea)	1,266	188,126

PCD Stores Group, Ltd. (China)	1,310,000	251,185

		439,311

19

COMMON STOCKS (95.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels (12.5%)
CNOOC, Ltd. (China)	189,000	$427,995

Gazprom OAO ADR (Russia)	101,137	1,340,065

Gazprom OAO ADR (Russia)	7,564	99,845

Lukoil OAO ADR (Russia)	11,898	763,257

OGX Petroleo e Gas Participacoes SA (Brazil) †	56,554	559,859

Pacific Rubiales Energy Corp. (Colombia)	14,200	412,316

Petroleo Brasileiro SA ADR (Preference) (Brazil)	20,006	569,971

PT Adaro Energy Tbk (Indonesia)	2,047,500	432,680

Sasol, Ltd. (South Africa)	7,220	384,310

		4,990,298
Real estate management and development (4.9%)
BR Malls Participacoes SA (Brazil)	73,671	944,242

C C Land Holdings, Ltd. (China)	917,000	242,638

China Overseas Land & Investment, Ltd. (China)	100,000	206,700

Guangzhou R&F Properties Co., Ltd. (China)	286,400	377,260

LSR Group OJSC GDR (Russia)	34,138	180,761

		1,951,601
Road and rail (1.1%)
Localiza Rent a Car SA (Brazil)	23,230	429,090

		429,090
Semiconductors and semiconductor equipment (6.8%)
Samsung Electronics Co., Ltd. (South Korea)	2,017	2,165,426

SK hynix, Inc. (South Korea)	12,890	345,730

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	73,889	203,000

		2,714,156
Software (0.8%)
Perfect World Co., Ltd. ADR (China) †	25,298	311,165

		311,165
Specialty retail (1.9%)
Cia Hering (Brazil)	18,102	486,901

Lewis Group, Ltd. (South Africa)	27,221	274,930

		761,831
Textiles, apparel, and luxury goods (0.8%)
LG Fashion Corp. (South Korea)	8,030	300,713

		300,713
Thrifts and mortgage finance (1.3%)
Housing Development Finance Corp. (India)	17,719	238,008

LIC Housing Finance, Ltd. (India)	49,751	263,042

		501,050
Tobacco (1.2%)
KT&G Corp. (South Korea)	7,160	467,999

		467,999
Wireless telecommunication services (4.8%)
Bharti Airtel, Ltd. (India)	53,703	381,944

China Mobile, Ltd. (China)	64,500	685,782

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	19,960	407,644

TIM Participacoes SA ADR (Brazil)	14,670	440,836

		1,916,206

Total common stocks (cost $36,153,854)		$38,251,191

20

INVESTMENT COMPANIES (0.5%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	122,100	$186,216

Total investment companies (cost $170,088)		$186,216

SHORT-TERM INVESTMENTS (3.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]	1,200,635	$1,200,635

Total short-term investments (cost $1,200,635)		$1,200,635

TOTAL INVESTMENTS

Total investments (cost $37,524,577)		$39,638,042

Key to holding’s abbreviations

ADR      American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

ETF      Exchange Traded Fund

GDR     Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

NVDR    Non-voting Depository Receipt

OAO     Open Joint Stock Company

OJSC    Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $39,893,712.

† Non-income-producing security.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	25.8%	United States	3.0%

Brazil	17.6	Thailand	2.6

South Korea	17.5	Mexico	1.8

Russia	11.0	Singapore	1.2

Taiwan	5.8	Malaysia	1.2

India	3.6	Colombia	1.0

Indonesia	3.5	Chile	1.0

South Africa	3.4	Total	100.0%

21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$973,592	$3,233,533	$—

Consumer staples	797,009	951,908	—

Energy	4,605,358	860,675	—

Financials	4,722,164	7,168,829	—

Industrials	1,153,059	2,208,259	—

Information technology	1,185,331	4,669,691	—

Materials	1,612,256	1,925,620	—

Telecommunication services	848,480	1,067,726	—

Utilities	—	267,701	—

Total common stocks	15,897,249	22,353,942	—

Investment companies	—	186,216	—

Short-term investments	1,200,635	—	—

Totals by level	$17,097,884	$22,540,158	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $36,323,942)	$38,437,407
Affiliated issuers (identified cost $1,200,635) (Note 5)	1,200,635

Foreign currency (cost $324,960) (Note 1)	326,013

Dividends, interest and other receivables	121,114

Receivable for shares of the fund sold	68,125

Total assets	40,153,294

LIABILITIES

Payable for investments purchased	39,315

Payable for shares of the fund repurchased	116,088

Payable for compensation of Manager (Note 2)	14,670

Payable for investor servicing fees (Note 2)	8,644

Payable for custodian fees (Note 2)	24,439

Payable for Trustee compensation and expenses (Note 2)	3,024

Payable for administrative services (Note 2)	132

Payable for distribution fees (Note 2)	15,087

Payable for auditing	26,461

Other accrued expenses	11,722

Total liabilities	259,582

Net assets	$39,893,712

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$43,794,031

Accumulated net investment loss (Note 1)	(28,803)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(5,988,363)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,116,847

Total — Representing net assets applicable to capital shares outstanding	$39,893,712

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($29,333,709 divided by 2,936,863 shares)	$9.99

Offering price per class A share (100/94.25 of $9.99)*	$10.60

Net asset value and offering price per class B share ($2,511,556 divided by 257,836 shares)**	$9.74

Net asset value and offering price per class C share ($2,215,658 divided by 227,871 shares)**	$9.72

Net asset value and redemption price per class M share ($512,255 divided by 52,144 shares)	$9.82

Offering price per class M share (100/96.50 of $9.82)*	$10.18

Net asset value, offering price and redemption price per class R share
($98,943 divided by 9,970 shares)	$9.92

Net asset value, offering price and redemption price per class Y share
($5,221,591 divided by 517,953 shares)	$10.08

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $25,077)	$278,484

Interest (including interest income of $209 from investments in affiliated issuers) (Note 5)	209

Total investment income	278,693

EXPENSES

Compensation of Manager (Note 2)	145,654

Investor servicing fees (Note 2)	66,297

Custodian fees (Note 2)	17,261

Trustee compensation and expenses (Note 2)	1,355

Administrative services (Note 2)	493

Distribution fees — Class A (Note 2)	36,270

Distribution fees — Class B (Note 2)	10,642

Distribution fees — Class C (Note 2)	9,938

Distribution fees — Class M (Note 2)	1,455

Distribution fees — Class R (Note 2)	198

Auditing	36,842

Other	13,668

Fees waived and reimbursed by Manager (Note 2)	(31,082)

Total expenses	308,991

Expense reduction (Note 2)	(1,495)

Net expenses	307,496

Net investment loss	(28,803)

Net realized loss on investments (Notes 1 and 3)	(5,674,809)

Net realized loss on foreign currency transactions (Note 1)	(35,428)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	3,209

Net unrealized appreciation of investments during the period	5,213,277

Net loss on investments	(493,751)

Net decrease in net assets resulting from operations	$(522,554)

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income (loss)	$(28,803)	$156,483

Net realized gain (loss) on investments
and foreign currency transactions	(5,710,237)	4,183,095

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	5,216,486	(4,256,997)

Net increase (decrease) in net assets resulting
from operations	(522,554)	82,581

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	(1,781,310)	(1,907,120)

Class B	(149,638)	(160,854)

Class C	(142,008)	(106,279)

Class M	(26,438)	(23,327)

Class R	(5,480)	(1,383)

Class Y	(336,030)	(326,876)

From net realized long-term gain on investments
Class A	(822,341)	(402,872)

Class B	(69,080)	(33,980)

Class C	(65,558)	(22,451)

Class M	(12,205)	(4,927)

Class R	(2,530)	(293)

Class Y	(155,128)	(69,051)

Increase in capital from settlement payments	24,238	—

Redemption fees (Note 1)	2,774	8,265

Increase (decrease) from capital share transactions (Note 4)	(3,012,476)	14,278,245

Total increase (decrease) in net assets	(7,075,764)	11,309,678

NET ASSETS

Beginning of period	46,969,476	35,659,798

End of period (including accumulated net investment
loss of $28,803 and undistributed net investment income
of $—, respectively)	$39,893,712	$46,969,476

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
February 29, 2012**	$11.00	— [e]	(.01)	(.01)	—	(1.01)	(1.01)	— [e]	.01 [f]	$9.99	1.78*	$29,334	.77*	(.05)*	32*
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	—	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	—	10.32	3.20*	15,707	1.72*	.94*	147*

Class B
February 29, 2012**	$10.80	(.04)	(.02)	(.06)	—	(1.01)	(1.01)	— [e]	.01 [f]	$9.74	1.34*	$2,512	1.15*	(.43)*	32*
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	—	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	—	10.25	2.50*	1,909	2.41*	.20*	147*

Class C
February 29, 2012**	$10.78	(.04)	(.02)	(.06)	—	(1.01)	(1.01)	— [e]	.01 [f]	$9.72	1.33*	$2,216	1.15*	(.43)*	32*
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	—	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	—	10.25	2.50*	370	2.41*	.05*	147*

Class M
February 29, 2012**	$10.87	(.03)	(.02)	(.05)	—	(1.01)	(1.01)	— [e]	.01 [f]	$9.82	1.41*	$512	1.02*	(.32)*	32*
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	—	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	—	10.27	2.70*	281	2.18*	.41*	147*

Class R
February 29, 2012**	$10.95	(.02)	(.01)	(.03)	—	(1.01)	(1.01)	— [e]	.01 [f]	$9.92	1.59*	$99	.90*	(.21)*	32*
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	—	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	—	10.29	2.90*	10	1.95*	.78*	147*

Class Y
February 29, 2012**	$11.08	.01	(.01)	— [e]	—	(1.01)	(1.01)	— [e]	.01 [f]	$10.08	1.86*	$5,222	.65*	.08*	32*
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	—	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	—	10.35	3.50*	1,871	1.49*	1.19*	147*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.08%

August 31, 2011	0.15

August 31, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging markets companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

29

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

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Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $37,714,091, resulting in gross unrealized appreciation and depreciation of $4,303,079 and $2,379,128, respectively, or net unrealized appreciation of $1,923,951.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion and
0.845%	of any excess thereafter.

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In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.46% of the fund’s average net assets before a decrease of $33,913 (0.09% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $31,082 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period,

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the fund’s expenses were reduced by $45 under the expense offset arrangements and by $1,450 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $25, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,542 and $10 from the sale of class A and class M shares, respectively, and received $3,076 and $3 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $12,251,832 and $19,451,072, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	351,237	$3,326,970	1,545,327	$19,595,328

Shares issued in connection with
reinvestment of distributions	289,058	2,419,023	179,060	2,209,608

	640,295	5,745,993	1,724,387	21,804,936

Shares repurchased	(992,222)	(9,399,584)	(920,690)	(11,243,466)

Net increase (decrease)	(351,927)	$(3,653,591)	803,697	$10,561,470

33

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	50,638	$470,577	149,272	$1,874,556

Shares issued in connection with
reinvestment of distributions	24,597	200,955	14,766	179,706

	75,235	671,532	164,038	2,054,262

Shares repurchased	(43,899)	(408,842)	(135,745)	(1,610,317)

Net increase	31,336	$262,690	28,293	$443,945

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	29,893	$270,341	152,107	$1,881,184

Shares issued in connection with
reinvestment of distributions	24,252	197,978	9,721	118,104

	54,145	468,319	161,828	1,999,288

Shares repurchased	(37,687)	(340,754)	(67,537)	(809,721)

Net increase	16,458	$127,565	94,291	$1,189,567

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	13,977	$129,885	22,255	$280,684

Shares issued in connection with
reinvestment of distributions	4,690	38,643	2,233	27,315

	18,667	168,528	24,488	307,999

Shares repurchased	(6,376)	(58,556)	(17,262)	(208,465)

Net increase	12,291	$109,972	7,226	$99,534

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	3,873	$34,872	4,512	$56,384

Shares issued in connection with
reinvestment of distributions	963	8,010	136	1,676

	4,836	42,882	4,648	58,060

Shares repurchased	(1,521)	(14,121)	(1)	(12)

Net increase	3,315	$28,761	4,647	$58,048

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	66,780	$635,766	311,457	$4,005,482

Shares issued in connection with
reinvestment of distributions	47,200	398,369	31,930	395,927

	113,980	1,034,135	343,387	4,401,409

Shares repurchased	(96,800)	(922,008)	(197,806)	(2,475,728)

Net increase	17,180	$112,127	145,581	$1,925,681

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Note 5: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $209 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $6,706,078 and $5,526,324, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Note 7: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

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Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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SA 065
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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGCOX

Putnam Global Consumer Fund

Semiannual report
2|29|12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of consumer companies worldwide.

Putnam
Global Consumer
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in consumer companies worldwide

To understand where Putnam Global Consumer Fund invests, simply take a look around you. Everything you eat, drink, wear, or play with is considered a consumer product. The fund invests at least 80% of its assets in stocks of companies that are engaged in the consumer products and services industries.

The fund can invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets. The fund’s flexibility is an advantage in difficult economic environments, particularly because it can invest in both consumer staples and consumer cyclical stocks.

The advantage of consumer staples is that they tend to stay in demand regardless of economic conditions. You are purchasing staples when you buy food, beverages, prescription drugs, or household products. On the other hand, if you are planning a vacation or shopping for a high-definition TV, you are considering cyclical products and services. Companies in cyclical industries — such as hotels, restaurants, media companies, and automobile makers — tend to be more sensitive to economic cycles, and struggle more in a slowing economy.

The fund manager analyzes each company’s valuation, financial strength, competitive positioning, earnings, and cash flow. He conducts intensive fundamental research with support from analysts on Putnam’s Global Equity Research team.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Walter, what can you tell us about the investing environment and the fund’s performance for the six months ended February 29, 2012?

In September, when the fund’s fiscal year began, financial markets were enduring a series of setbacks that unnerved investors worldwide. Ongoing sovereign debt issues in Europe, a lengthy losing streak for the S&P 500 Index, and an unprecedented downgrade of U.S. sovereign debt all contributed to severe volatility and a generally dismal outlook for global economic growth. Despite the U.S. stock market’s dramatic recovery in October, heightened levels of volatility continued through the close of 2011. However, the period finished on a considerably more positive note as U.S. stocks recovered in dramatic fashion, with major indexes approaching multi-year highs by February. For the six-month period, the fund delivered a solid positive return and outperformed its benchmark index.

What was your strategy in positioning the fund during the period?

I saw the volatility as a great opportunity to invest in stocks that were being unfairly punished by nervous investors. I took advantage of depressed stock prices by adding to existing positions or by investing in new areas. My ultimate goal is to find fundamentally strong companies, and I am fortunate to have access to a team of talented

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

analysts who carefully follow the consumer sector across global economies.

In addition to targeting attractively priced stocks, I also trimmed some holdings that were in more defensive sectors. Investors tend to seek out defensive stocks as a “safe haven” when economic growth is weakening and stock markets are volatile. In anticipation of improving economic conditions, I added more cyclical stocks, which tend to perform well in a recovering economy.

Can you highlight some holdings that helped performance for the period?

I want to highlight the stock of Wyndham Worldwide — not only because it was a top performer, but also because it is a stock we have held in the portfolio since the fund’s inception in December 2008. Within the lodging and tourism industry, Wyndham operates hotels and time-share properties. The stock fell to very cheap levels when investors became concerned about the funding for its time-share financing business during the depths of the recession following the 2008 financial crisis. As the economy began to recover, so did business travel and lodging demand, and investors gained confidence in the strength of Wyndham’s businesses. The stock declined sharply again in the volatile markets of 2011 — for many of the same reasons — but has since recovered dramatically. The company has solid business fundamentals, generates a lot of cash, and has a management team that uses that cash wisely. Wyndham’s management has taken advantage of its stock’s declines by initiating share buyback programs, and was able to triple its dividend thanks to robust cash flows.

Positive changes in business fundamentals have been beneficial for the stock of Japan Tobacco, another top-performer for the period. The stock advanced as investors began to recognize improvement efforts from company management, including a sharper focus on profit growth and better capital management strategies. We believe the company has strong free-cash flow, and industry trends suggest the potential for strong long-term growth.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

Another portfolio highlight was Fortune Brands Home & Security, which specializes in kitchen and bath cabinetry, plumbing, and security and storage systems. This is a strong business — a leader in its industry — that had been embedded in a large conglomerate, Fortune Brands. Last October, it was spun off from the holding company and now operates independently. We believe this was a positive development for the business, and, as the U.S. economy and housing markets show signs of healing, the company’s earnings are improving as well. The healing economy has also helped two global advertising agencies in the fund’s portfolio: Interpublic Group and WPP. Both companies are solid, high-quality businesses that have benefited from increasing global demand for advertising.

Which holdings detracted from the fund’s performance?

Arcos Dorados Holdings — one of the top performers for the previous fiscal year — was among the top detractors for this period. The company owns more than 1,800 McDonald’s franchises in Latin America, and is an established business in a developing market with significant growth opportunities. The stock’s recent decline was largely in response to the company’s latest quarterly earnings report, which showed slowing revenue growth in Brazil, one of its largest markets. While we have trimmed the position a bit, the stock remained in the portfolio at period-end. I continue to believe this stock will be beneficial over time for exposing the fund to the impressive growth potential in Latin America.

Another disappointment has been the stock of toy company Hasbro, which has delivered disappointing revenue results for several quarters. The company’s management is working to streamline areas of the business, such as its board-games division, with a focus on innovation. This stock

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

7

remains in the portfolio; I believe Hasbro offers solid long-term growth potential, thanks to its innovative approaches to driving toy sales. One recent example is its formation of production company, Hasbro Studios, which, together with Discovery Communications, has created the Hub, a TV channel with original programming based on Hasbro products. Over time, this should enable Hasbro to further grow its toy sales, particularly in markets outside the United States.

A slowdown in China’s economic growth has unnerved investors, and stocks such as Home Inns & Hotels Management have felt the effects. Home Inns is one of the leading economy hotel chains in China, and a business that we believe is fundamentally strong. The recent declines in its stock appear to be related to macroeconomic concerns rather than company-specific issues, and the stock remained in the portfolio at period-end.

As we enter the second half of the fund’s fiscal year, what is your outlook?

We are seeing many encouraging signs that the U.S. economy is beginning to recover. Employment has been growing a little more strongly, and data on the housing market are improving, with more encouraging new home sales. Corporate profits remain a bright spot as well, with solid cash flows and many companies delivering results that have exceeded expectations. In international markets, although progress has been made with Europe’s sovereign debt crisis, investors are concerned about slowing economic growth. Investors appear to be focused on the potential impact of China’s cooling economy on global markets.

Of course, with the recent market rally, stocks are not as cheap as they have been, but we are still finding many that in our view offer a combination of solid growth potential and attractive valuations. Regardless of what happens in the markets, we will maintain

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

our focus on fundamental research and bottom-up stock selection, which means we focus more on the long-term potential of individual companies than on short-term developments in the markets or economy. We also want to maintain a portfolio that is balanced in terms of geography, cyclicals and staples, and industry sectors.

Thank you, Walter, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Walter D. Scully has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from The Ohio State University. A Certified Public Accountant, he has been in the investment industry since he joined Putnam in 1996.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	77.75%	67.53%	73.45%	70.45%	73.56%	73.56%	74.96%	68.88%	76.36%	79.17%
Annual average	19.72	17.52	18.80	18.16	18.83	18.83	19.13	17.82	19.42	20.02

3 years	103.40	91.76	98.75	95.75	98.87	98.87	100.23	93.15	101.83	104.78
Annual average	26.70	24.24	25.73	25.09	25.75	25.75	26.04	24.54	26.38	26.99

1 year	4.40	–1.59	3.57	–1.17	3.65	2.70	3.91	0.27	4.14	4.65

6 months	10.40	4.06	9.96	4.96	10.04	9.04	10.21	6.33	10.27	10.57

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Consumer Discretionary &
Consumer Staples Index (ND)

Life of fund	68.89%
Annual average	17.82

3 years	98.50
Annual average	25.68

1 year	7.60

6 months	9.34

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.198		$0.117	$0.164	$0.130		$0.216	$0.252

Capital gains — Long-term	0.930		0.930	0.930	0.930		0.930	0.930

Capital gains — Short-term	0.155		0.155	0.155	0.155		0.155	0.155

Total	$1.283		$1.202	$1.249	$1.215		$1.301	$1.337

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$14.62	$15.51	$14.43	$14.44	$14.53	$15.06	$14.60	$14.67

2/29/12	14.70	15.60	14.52	14.49	14.65	15.18	14.64	14.72

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	83.92%	73.34%	79.42%	76.42%	79.42%	79.42%	80.93%	74.65%	82.50%	85.50%
Annual average	20.38	18.23	19.48	18.86	19.48	19.48	19.78	18.50	20.10	20.69

3 years	99.06	87.67	94.66	91.66	94.66	94.66	96.06	89.28	97.55	100.54
Annual average	25.79	23.35	24.86	24.22	24.86	24.86	25.16	23.70	25.48	26.11

1 year	9.29	3.02	8.48	3.52	8.50	7.51	8.73	4.94	9.03	9.62

6 months	25.37	18.19	24.91	19.91	24.92	23.92	25.07	20.70	25.27	25.61

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	1.80%	2.55%	2.55%	2.30%	2.05%	1.55%

Annualized expense ratio for the six-month period
ended 2/29/12	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.48	$11.38	$11.38	$10.09	$8.78	$6.18

Ending value (after expenses)	$1,104.00	$1,099.60	$1,100.40	$1,102.10	$1,102.70	$1,105.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.92	$10.92	$9.67	$8.42	$5.92

Ending value (after expenses)	$1,017.75	$1,014.02	$1,014.02	$1,015.27	$1,016.51	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Consumer Discretionary & Consumer Staples Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the consumer discretionary and consumer staples sectors.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (95.5%)*	Shares	Value

Airlines (1.1%)
Delta Air Lines, Inc. †	4,860	$47,677

United Continental Holdings, Inc. †	3,870	79,916

		127,593
Auto components (1.1%)
Valeo SA (France)	2,315	124,558

		124,558
Automobiles (7.8%)
Fiat SpA (Italy) S	24,635	142,510

Ford Motor Co. †	17,760	219,869

Nissan Motor Co., Ltd. (Japan)	29,700	305,488

Porsche Automobil Holding SE (Preference) (Germany)	1,532	99,738

Toyota Motor Corp. (Japan)	3,000	124,006

		891,611
Beverages (9.1%)
Anheuser-Busch InBev NV (Belgium)	5,161	346,688

Beam, Inc.	1,300	71,604

Coca-Cola Co. (The)	1,710	119,461

Coca-Cola Enterprises, Inc.	9,220	266,458

Diageo PLC (United Kingdom)	9,550	228,428

		1,032,639
Building products (1.1%)
Fortune Brands Home & Security, Inc. †	6,604	127,721

		127,721
Chemicals (0.8%)
Monsanto Co.	1,200	92,856

		92,856
Food and staples retail (4.5%)
Jeronimo Martins, SGPS, SA (Portugal) †	7,768	143,441

Lawson, Inc. (Japan)	3,300	194,136

WM Morrison Supermarkets PLC (United Kingdom)	38,243	176,438

		514,015
Food products (12.2%)
Associated British Foods PLC (United Kingdom)	2,947	56,167

BRF — Brasil Foods SA (Brazil)	2,600	54,354

Danone (France)	3,747	253,500

Kerry Group PLC Class A (Ireland)	5,459	232,737

Mead Johnson Nutrition Co. Class A	2,370	184,268

Nestle SA (Switzerland)	3,959	241,995

Post Holdings, Inc. †	6,100	189,954

Toyo Suisan Kaisha, Ltd. (Japan)	3,000	77,057

Zhongpin, Inc. (China) †	8,500	93,670

		1,383,702
Hotels, restaurants, and leisure (5.2%)
Arcos Dorados Holdings, Inc. Class A (Argentina)	4,870	102,367

Asia Entertainment & Resources, Ltd. (Hong Kong)	19,410	123,642

Compass Group PLC (United Kingdom)	18,961	190,040

Home Inns & Hotels Management, Inc. ADR (China) † S	2,050	62,915

Wyndham Worldwide Corp.	2,528	111,207

		590,171

17

COMMON STOCKS (95.5%)* cont.	Shares	Value

Household durables (0.4%)
Sharp Corp. (Japan)	6,000	$42,312

		42,312
Household products (4.0%)
Procter & Gamble Co. (The)	6,769	457,043

		457,043
Internet and catalog retail (3.6%)
Amazon.com, Inc. †	300	53,907

Priceline.com, Inc. † S	480	300,970

Rakuten, Inc. (Japan)	59	58,671

		413,548
Internet software and services (1.6%)
eBay, Inc. †	3,400	121,516

Tencent Holdings, Ltd. (China)	2,300	59,340

		180,856
Leisure equipment and products (1.4%)
Hasbro, Inc.	4,660	164,591

		164,591
Machinery (0.9%)
Stanley Black & Decker, Inc.	1,400	107,520

		107,520
Media (9.6%)
British Sky Broadcasting Group PLC (United Kingdom)	10,903	116,215

Interpublic Group of Companies, Inc. (The)	18,720	219,398

Kabel Deutschland Holding AG (Germany) †	4	240

Pearson PLC (United Kingdom)	10,823	206,448

Perform Group PLC (United Kingdom) †	19,659	82,943

Time Warner, Inc.	5,520	205,399

Trinity Mirror PLC (United Kingdom) †	71,241	52,135

WPP PLC (Ireland)	16,129	206,175

		1,088,953
Multiline retail (4.1%)
Dollar General Corp. †	3,270	137,536

Target Corp.	5,720	324,267

		461,803
Personal products (1.0%)
Avon Products, Inc.	6,200	115,878

		115,878
Real estate management and development (2.3%)
BR Malls Participacoes SA (Brazil)	10,300	132,015

Daito Trust Construction Co., Ltd. (Japan)	1,500	132,215

		264,230
Road and rail (2.0%)
Hertz Global Holdings, Inc. †	9,200	131,560

Localiza Rent a Car SA (Brazil)	4,900	90,510

		222,070
Software (0.6%)
Perfect World Co., Ltd. ADR (China) †	5,130	63,099

		63,099
Specialty retail (8.6%)
Bed Bath & Beyond, Inc. †	5,040	301,090

Best Buy Co., Inc.	5,320	131,404

Cia Hering (Brazil)	4,000	107,591

Kingfisher PLC (United Kingdom)	45,123	204,016

18

COMMON STOCKS (95.5%)* cont.		Shares	Value

Specialty retail cont.
Signet Jewelers, Ltd. (Bermuda)		2,890	$135,541

Staples, Inc.		6,540	95,876

			975,518
Textiles, apparel, and luxury goods (3.0%)
Christian Dior SA (France)		1,320	204,793

Hanesbrands, Inc. †		4,600	132,158

			336,951
Tobacco (9.5%)
British American Tobacco (BAT) PLC (United Kingdom)		2,040	103,108

Imperial Tobacco Group PLC (United Kingdom)		5,014	198,701

Japan Tobacco, Inc. (Japan)		52	276,325

Philip Morris International, Inc.		6,080	507,800

			1,085,934

Total common stocks (cost $8,923,786)			$10,865,172

CONVERTIBLE BONDS AND NOTES (1.4%)*	Principal amount		Value

TUI Travel PLC cv. sr. unsec. bonds 6s, 2014
(United Kingdom)	GBP	100,000	$155,851

Total convertible bonds and notes (cost $137,266)			$155,851

SHORT-TERM INVESTMENTS (5.7%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]		406,740	$406,740

Putnam Money Market Liquidity Fund 0.09% [e]		247,489	247,489

Total short-term investments (cost $654,229)			$654,229

TOTAL INVESTMENTS

Total investments (cost $9,715,281)			$11,675,252

Key to holding’s currency abbreviations

GBP	British Pound
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $11,381,353.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

19

At the close of the reporting period, the fund maintained liquid assets totaling $43,073 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	46.7%	Switzerland	2.1%

United Kingdom	15.7	Portugal	1.3

Japan	10.7	Italy	1.3

France	5.2	Bermuda	1.2

Ireland	3.9	Hong Kong	1.1

Brazil	3.4	Argentina	0.9

Belgium	3.1	Germany	0.9

China	2.5	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $6,833,314) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$121,340	$121,209	$131

	British Pound	Sell	3/22/12	444,275	442,358	(1,917)

	Euro	Sell	3/22/12	80,344	79,607	(737)

	Swedish Krona	Sell	3/22/12	26,079	25,659	(420)

	Swiss Franc	Sell	3/22/12	49,419	48,970	(449)

Barclays Bank PLC

	Australian Dollar	Buy	3/22/12	45,048	45,003	45

	British Pound	Sell	3/22/12	212,037	211,069	(968)

	Euro	Sell	3/22/12	119,517	118,223	(1,294)

	Hong Kong Dollar	Buy	3/22/12	206,437	206,456	(19)

	Japanese Yen	Buy	3/22/12	123,339	131,792	(8,453)

	Singapore Dollar	Buy	3/22/12	30,464	30,556	(92)

	Swedish Krona	Buy	3/22/12	40,727	40,050	677

	Swiss Franc	Sell	3/22/12	42,675	42,286	(389)

Citibank, N.A.

	British Pound	Sell	3/22/12	1,273	1,266	(7)

	Danish Krone	Buy	3/22/12	18,065	17,844	221

	Euro	Sell	3/22/12	81,676	80,757	(919)

	Hong Kong Dollar	Sell	3/22/12	105,700	105,710	10

	Swiss Franc	Buy	3/22/12	182,308	180,633	1,675

Credit Suisse AG

	Australian Dollar	Buy	3/22/12	113,529	113,409	120

	British Pound	Buy	3/22/12	11,612	11,553	59

	Euro	Sell	3/22/12	31,844	31,503	(341)

20

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $6,833,314) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Japanese Yen	Sell	3/22/12	$230,828	$246,487	$15,659

	Swiss Franc	Buy	3/22/12	19,016	18,829	187

Deutsche Bank AG

	British Pound	Sell	3/22/12	10,498	10,441	(57)

	Euro	Sell	3/22/12	242,098	239,390	(2,708)

	Swedish Krona	Buy	3/22/12	44,714	43,977	737

	Swiss Franc	Sell	3/22/12	7,850	7,771	(79)

Goldman Sachs International

	Australian Dollar	Sell	3/22/12	68,909	68,829	(80)

	British Pound	Buy	3/22/12	251,008	249,783	1,225

	Euro	Buy	3/22/12	5,330	5,268	62

	Japanese Yen	Buy	3/22/12	128,631	137,444	(8,813)

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/22/12	47,830	47,735	95

	British Pound	Sell	3/22/12	84,942	84,539	(403)

	Canadian Dollar	Sell	3/22/12	29,801	29,561	(240)

	Euro	Buy	3/22/12	76,480	75,601	879

	Hong Kong Dollar	Sell	3/22/12	4,732	4,732	—

	Singapore Dollar	Buy	3/22/12	10,874	10,906	(32)

	Swiss Franc	Buy	3/22/12	34,273	33,945	328

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	3/22/12	95,874	95,788	(86)

	British Pound	Buy	3/22/12	127,890	127,322	568

	Canadian Dollar	Buy	3/22/12	51,824	51,431	393

	Euro	Sell	3/22/12	78,345	77,445	(900)

	Hong Kong Dollar	Sell	3/22/12	67,265	67,274	9

	Japanese Yen	Sell	3/22/12	230,652	246,426	15,774

	Singapore Dollar	Buy	3/22/12	41,579	41,709	(130)

	Swedish Krona	Buy	3/22/12	50,936	50,099	837

	Swiss Franc	Buy	3/22/12	67,661	66,960	701

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	39,270	39,184	86

	British Pound	Sell	3/22/12	225,717	224,670	(1,047)

	Canadian Dollar	Sell	3/22/12	11,314	11,217	(97)

	Euro	Sell	3/22/12	87,805	86,815	(990)

	Japanese Yen	Sell	3/22/12	212,092	226,740	14,648

	Swiss Franc	Buy	3/22/12	58,263	57,702	561

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/22/12	105,870	105,096	774

	Euro	Sell	3/22/12	140,568	139,311	(1,257)

UBS AG

	Australian Dollar	Buy	3/22/12	16,906	16,888	18

	British Pound	Sell	3/22/12	348,676	347,093	(1,583)

21

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $6,833,314) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Euro	Buy	3/22/12	$506,713	$501,388	$5,325

	Swiss Franc	Buy	3/22/12	44,665	44,226	439

Westpac Banking Corp.

	Australian Dollar	Sell	3/22/12	22,791	22,744	(47)

	British Pound	Buy	3/22/12	85,419	85,040	379

	Canadian Dollar	Buy	3/22/12	32,125	31,880	245

	Euro	Buy	3/22/12	185,204	183,218	1,986

	Japanese Yen	Buy	3/22/12	461,393	484,497	(23,104)

Total						$7,195

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$4,559,539	$530,477	$—

Consumer staples	4,041,693	547,518	—

Financials	132,015	132,215	—

Industrials	584,904	—	—

Information technology	184,615	59,340	—

Materials	92,856	—	—

Total common stocks	9,595,622	1,269,550	—

Convertible bonds and notes	—	155,851	—

Short-term investments	247,489	406,740	—

Totals by level	$9,843,111	$1,832,141	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$7,195	$—

Totals by level	$—	$7,195	$—

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, including $387,715 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,061,052)	$11,021,023
Affiliated issuers (identified cost $654,229) (Notes 1 and 6)	654,229

Dividends, interest and other receivables	15,162

Foreign tax reclaim	4,155

Receivable for shares of the fund sold	135,137

Unrealized appreciation on forward currency contracts (Note 1)	64,853

Receivable from Manager (Note 2)	3,533

Total assets	11,898,092

LIABILITIES

Payable for shares of the fund repurchased	873

Payable for investor servicing fees (Note 2)	2,949

Payable for custodian fees (Note 2)	9,413

Payable for Trustee compensation and expenses (Note 2)	1,556

Payable for administrative services (Note 2)	42

Payable for distribution fees (Note 2)	4,299

Unrealized depreciation on forward currency contracts (Note 1)	57,658

Collateral on securities loaned, at value (Note 1)	406,740

Other accrued expenses	33,209

Total liabilities	516,739

Net assets	$11,381,353

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,654,614

Undistributed net investment income (Note 1)	20,094

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(260,476)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,967,121

Total — Representing net assets applicable to capital shares outstanding	$11,381,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($7,919,256 divided by 538,787 shares)	$14.70

Offering price per class A share (100/94.25 of $14.70)*	$15.60

Net asset value and offering price per class B share ($586,810 divided by 40,402 shares)**	$14.52

Net asset value and offering price per class C share ($918,255 divided by 63,390 shares)**	$14.49

Net asset value and redemption price per class M share ($50,165 divided by 3,425 shares)	$14.65

Offering price per class M share (100/96.50 of $14.65)*	$15.18

Net asset value, offering price and redemption price per class R share
($63,496 divided by 4,336 shares)	$14.64

Net asset value, offering price and redemption price per class Y share
($1,843,371 divided by 125,244 shares)	$14.72

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,097)	$110,686

Interest (including interest income of $84 from investments in affiliated issuers) (Note 6)	2,959

Securities lending (Note 1)	2,707

Total investment income	116,352

EXPENSES

Compensation of Manager (Note 2)	41,590

Investor servicing fees (Note 2)	22,581

Custodian fees (Note 2)	10,281

Trustee compensation and expenses (Note 2)	463

Administrative services (Note 2)	173

Distribution fees — Class A (Note 2)	12,557

Distribution fees — Class B (Note 2)	1,928

Distribution fees — Class C (Note 2)	3,823

Distribution fees — Class M (Note 2)	194

Distribution fees — Class R (Note 2)	121

Auditing	29,769

Reports to shareholders	7,813

Other	2,092

Fees waived and reimbursed by Manager (Note 2)	(37,447)

Total expenses	95,938

Expense reduction (Note 2)	(14)

Net expenses	95,924

Net investment income	20,428

Net realized loss on investments (Notes 1 and 3)	(233,721)

Net realized loss on foreign currency transactions (Note 1)	(9,928)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	25,869

Net unrealized appreciation of investments during the period	1,130,743

Net gain on investments	912,963

Net increase in net assets resulting from operations	$933,391

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$20,428	$59,003

Net realized gain (loss) on investments
and foreign currency transactions	(243,649)	1,314,339

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,156,612	210,634

Net increase in net assets resulting from operations	933,391	1,583,976

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(117,714)	(91,515)

Class B	(3,020)	(519)

Class C	(8,957)	(376)

Class M	(468)	(192)

Class R	(835)	(93)

Class Y	(30,946)	(11,806)

Net realized short-term gain on investments

Class A	(92,150)	(488,828)

Class B	(4,001)	(11,758)

Class C	(8,466)	(7,273)

Class M	(558)	(2,178)

Class R	(600)	(711)

Class Y	(19,034)	(50,367)

From net realized long-term gain on investments
Class A	(552,897)	(130,950)

Class B	(24,007)	(3,150)

Class C	(50,794)	(1,948)

Class M	(3,346)	(583)

Class R	(3,597)	(191)

Class Y	(114,204)	(13,492)

Redemption fees (Note 1)	1,985	6,365

Increase (decrease) from capital share transactions (Note 4)	(3,521,165)	4,217,501

Total increase (decrease) in net assets	(3,621,383)	4,991,912

NET ASSETS

Beginning of period	15,002,736	10,010,824

End of period (including undistributed net investment
income of $20,094 and $161,606, respectively)	$11,381,353	$15,002,736

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 29, 2012 **	$14.62	.03	1.34	1.37	(.20)	(1.09)	(1.29)	— [e]	$14.70	10.40 *	$7,919	.71 *	.18 *	21 *
August 31, 2011	13.23	.06	2.27	2.33	(.12)	(.83)	(.95)	.01	14.62	17.44	12,058	1.40	.40	82
August 31, 2010	12.23	.07	1.38	1.45	(.09)	(.37)	(.46)	.01	13.23	11.99	8,758	1.47	.56	84
August 31, 2009†	10.00	.11	2.13	2.24	(.01)	—	(.01)	— [e]	12.23	22.42 *	3,995	.97 *	1.03 *	65 *

Class B
February 29, 2012 **	$14.43	(.03)	1.33	1.30	(.12)	(1.09)	(1.21)	— [e]	$14.52	9.96 *	$587	1.08 *	(.23) *	21 *
August 31, 2011	13.09	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.43	16.53	335	2.15	(.33)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.06)	(.37)	(.43)	.01	13.09	11.15	239	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	63	1.49 *	.45 *	65 *

Class C
February 29, 2012 **	$14.44	(.03)	1.33	1.30	(.16)	(1.09)	(1.25)	— [e]	$14.49	10.04 *	$918	1.08 *	(.23) *	21 *
August 31, 2011	13.10	(.05)	2.24	2.19	(.03)	(.83)	(.86)	.01	14.44	16.55	639	2.15	(.31)	82
August 31, 2010	12.17	(.02)	1.36	1.34	(.05)	(.37)	(.42)	.01	13.10	11.11	127	2.22	(.16)	84
August 31, 2009†	10.00	.05	2.13	2.18	(.01)	—	(.01)	— [e]	12.17	21.80 *	48	1.49 *	.48 *	65 *

Class M
February 29, 2012 **	$14.53	(.01)	1.35	1.34	(.13)	(1.09)	(1.22)	— [e]	$14.65	10.21 *	$50	.96 *	(.08) *	21 *
August 31, 2011	13.17	(.01)	2.26	2.25	(.06)	(.83)	(.89)	— [e]	14.53	16.79	55	1.90	(.09)	82
August 31, 2010	12.19	— [e]	1.39	1.39	(.04)	(.37)	(.41)	— [e]	13.17	11.41	44	1.97	.02	84
August 31, 2009†	10.00	.07	2.13	2.20	(.01)	—	(.01)	— [e]	12.19	22.01 *	30	1.32 *	.71 *	65 *

Class R
February 29, 2012 **	$14.60	(.01)	1.36	1.35	(.22)	(1.09)	(1.31)	— [e]	$14.64	10.27 *	$63	.84 *	(.04) *	21 *
August 31, 2011	13.21	.02	2.28	2.30	(.09)	(.83)	(.92)	.01	14.60	17.19	24	1.65	.16	82
August 31, 2010	12.21	.04	1.38	1.42	(.05)	(.37)	(.42)	— [e]	13.21	11.68	14	1.72	.28	84
August 31, 2009†	10.00	.09	2.13	2.22	(.01)	—	(.01)	— [e]	12.21	22.21 *	12	1.14 *	.86 *	65 *

Class Y
February 29, 2012 **	$14.67	.04	1.35	1.39	(.25)	(1.09)	(1.34)	— [e]	$14.72	10.57 *	$1,843	.59 *	.29 *	21 *
August 31, 2011	13.27	.11	2.26	2.37	(.15)	(.83)	(.98)	.01	14.67	17.70	1,891	1.15	.69	82
August 31, 2010	12.25	.10	1.39	1.49	(.10)	(.37)	(.47)	— [e]	13.27	12.26	829	1.22	.78	84
August 31, 2009†	10.00	.10	2.16	2.26	(.01)	—	(.01)	— [e]	12.25	22.64 *	330	.79 *	.85 *	65 *

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.28%

August 31, 2011	0.40

August 31, 2010	1.11

August 31, 2009	5.13

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Consumer Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund concentrates its investments in the consumer staples and consumer discretionary products and services industries, and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include companies engaged in the manufacture, sale or distribution of consumer staples and consumer discretionary products and services. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

28

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

29

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,622 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $387,715 and the fund received cash collateral of $406,740.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

30

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $9,724,728, resulting in gross unrealized appreciation and depreciation of $2,291,279 and $340,755, respectively, or net unrealized appreciation of $1,950,524.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $37,447 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam

31

Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $448 and no monies from the sale of class A and class M shares, respectively, and received $38 and $60 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

32

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,655,529 and $7,374,138, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	52,004	$737,139	485,148	$7,458,827

Shares issued in connection with
reinvestment of distributions	37,161	486,805	45,410	691,589

	89,165	1,223,944	530,558	8,150,416

Shares repurchased	(375,402)	(5,208,445)	(367,561)	(5,573,316)

Net increase (decrease)	(286,237)	$(3,984,501)	162,997	$2,577,100

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	19,988	$277,354	17,459	$264,454

Shares issued in connection with
reinvestment of distributions	2,166	28,075	882	13,324

	22,154	305,429	18,341	277,778

Shares repurchased	(4,980)	(69,168)	(13,394)	(200,445)

Net increase	17,174	$236,261	4,947	$77,333

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	19,269	$265,629	38,873	$579,683

Shares issued in connection with
reinvestment of distributions	5,258	67,992	564	8,530

	24,527	333,621	39,437	588,213

Shares repurchased	(5,390)	(75,383)	(4,847)	(72,966)

Net increase	19,137	$258,238	34,590	$515,247

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,350	$19,790

Shares issued in connection with
reinvestment of distributions	335	4,372	194	2,947

	335	4,372	1,544	22,737

Shares repurchased	(681)	(9,533)	(1,077)	(15,763)

Net increase (decrease)	(346)	$(5,161)	467	$6,974

33

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	2,283	$32,687	518	$8,367

Shares issued in connection with
reinvestment of distributions	386	5,032	65	995

	2,669	37,719	583	9,362

Shares repurchased	—	—	—	—

Net increase	2,669	$37,719	583	$9,362

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,874	$192,938	98,671	$1,526,078

Shares issued in connection with
reinvestment of distributions	12,523	164,184	4,051	61,813

	26,397	357,122	102,722	1,587,891

Shares repurchased	(30,080)	(420,843)	(36,253)	(556,406)

Net increase (decrease)	(3,683)	$(63,721)	66,469	$1,031,485

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	192,340	35.70%	$2,827,398

Class M	1,194	34.86	17,492

Class R	1,205	27.79	17,641

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$64,853	Payables	$57,658

Total		$64,853		$57,658

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(9,385)	$(9,385)

Total	$(9,385)	$(9,385)

34

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$26,083	$26,083

Total	$26,083	$26,083

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $84 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,163,428 and $1,095,466, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in two sectors, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Consumer Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA718
273264 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEAX

Putnam Global Energy Fund

Semiannual report 2|29|12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of energy companies worldwide.

Putnam
Global Energy
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the euro-zone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in energy companies worldwide

The global energy market is a dynamic sector, shaped by the ever-changing balance of geopolitical stability, technological development, and economic growth.

Putnam Global Energy Fund invests at least 80% of its assets in stocks of companies in energy-related industries. The fund’s portfolio managers look for companies around the world that can profit from the global demand for energy.

The fund’s portfolio may include companies engaged in the exploration and production of oil and gas, contractors or owners of drilling rigs, manufacturers of drilling equipment, and providers of supplies and services to oil and gas companies. Fund holdings may also include coal-mining and production companies, oil-refining companies, and businesses that store and transport oil and gas.

While the fund’s managers focus primarily on large and midsize companies, the fund has the flexibility to invest in businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations.

To help temper volatility, the fund’s managers seek to diversify the portfolio — geographically and by industry — and to invest with a long-term view, looking for stocks that can help investors build wealth over time. The managers’ disciplined investment process includes analyzing each stock’s valuation as well as the company’s financial strength, competitive positioning, earnings, and cash flow. They conduct their intensive fundamental research with support from analysts in Putnam’s Global Equity Research group.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio managers

Global energy markets remained volatile throughout the past six months. How did Putnam Global Energy Fund perform in this environment?

Steve: For the six-month period ending February 29, 2012, the fund’s class A shares underperformed the MSCI World Energy Index [ND]. Active management and stock selection were key drivers of performance, with particularly strong results from several of the fund’s holdings in the exploration and production segment of the oil industry helping, and stocks leveraged to the weaker natural gas industry performed poorly during the period.

What factors influenced the global energy markets during this period?

Steve: With the exception of September 2011, when sovereign debt fears in the eurozone reached a crescendo and sent markets lower, crude oil prices rose steadily during the six-month period. This upward price movement was based initially on signs that global crude inventories were beginning to tighten as a result of improving demand and, more recently, on geopolitical fears about potential supply disruptions emanating from the Middle East and other areas. Meanwhile, North American natural gas prices continued to suffer from a supply imbalance, exacerbated by lower-than-usual seasonal demand during a warm winter, which challenged

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

companies with exposure to the domestic gas market. While energy stocks in general performed well during the period, we think they could begin to reflect the fundamental worry that if crude prices continue to be driven higher on fears about potential supply disruptions and are not supported by greater overall economic demand, energy stocks’ near-term prospects may be somewhat diminished.

Based on this view, have you made any meaningful shifts in the fund’s investment strategy?

Jessica: We continue to pursue a fundamental, bottom-up approach to managing the portfolio, hewing close to the benchmark in terms of our industry allocations within the sector and seeking to add value through individual security selection. That said, however, both of us — Steve on the domestic side and me on the international side — have become a bit more defensive of late in our positioning, given an environment in which energy prices appear to be driven more by fear than by fundamental measures of supply and demand. Thus, on the margin, each of us incrementally reduced exposures to some higher-risk stocks and added to names that we feel more comfortable owning in the current environment, such as some of the large integrated energy companies.

Which individual holdings would you point to as positive performers for the fund?

Steve: The biggest contribution to the fund’s relative performance was an out-of-benchmark position in Cobalt International Energy, a U.S.-based exploration and production company that recently discovered deepwater assets in the Gulf of Mexico and off the west coast of Africa. This stock is a good example of one of our principal themes in the energy portfolio, namely to invest in companies that can create value by adding resources to their asset base. In the case of Cobalt, while the company hadn’t made any major discoveries, we bought a position based on our belief that even if the company experienced industrywide average drilling

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

success rates, it would create significant value and that there was upside to the stock. That thesis was rewarded late last year when Cobalt made a major discovery off the coast of Angola, and the stock price ran up nicely.

Marathon Oil, an independent exploration company spun off in mid 2011 from its former integrated oil parent, was a strong contributor as well. With new development properties and a new management team, the company was successful in delivering back-to-back quarters of excess production, surprising the market to the upside.

Jessica: An overweight in Tullow Oil also made a significant contribution to performance. Tullow is a U.K.-based oil exploration and production company with major development programs offshore of Angola and onshore in Uganda. During the period, the company made a potentially major new discovery in the Caribbean Sea off the coast of French Guyana, suggesting to the market that the company could still drive value through “wildcat” exploration — high-risk/high-potential-reward drilling in areas where reserves have not yet been discovered — and the stock price advanced nicely. In addition, a major hurdle to the company’s development program in Uganda was removed in January 2012 when final government approval for the program was granted, also serving as a catalyst for the stock’s advance.

Seadrill, a Norwegian offshore drilling company, was another stock that performed well during the period. The demand for deepwater rig companies continues to be very tight as the energy industry intensifies its search for new resources. The company has the youngest rig fleet in the industry and has a high concentration of rigs that are qualified to

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

7

drill in very deep water. These deepwater and ultra-deepwater rigs continue to take on new contracts at very high day rates, and Seadrill’s cash-flow visibility — as measured by committed contracts — is especially strong, all of which helped make the stock attractive.

What stocks detracted from the fund’s performance?

Steve: Newfield Exploration was the biggest disappointment. I believed this Houston-based company was a good thematic example of the kind of exploration and production company that could benefit from the addition of new resources. The company had put together a sizable position in Utah’s Uinta Basin, and I bought the stock thinking that it was not widely appreciated by the market and that its wells there would beat production expectations. My thesis turned out to be off the mark. The company had to revise its production guidance, the stock took a big hit, and we have since sold out of the position.

Some of the fund’s holdings with leverage to the soft pricing in the natural gas market also detracted. Among these detractors were Baker Hughes, a domestic oilfield services company focused on oil and shale gas reserves, and Southwestern Energy, a Houston-based exploration and production company.

Looking out over the next several months, what is your outlook for investing in the energy sector?

Steve: I’m beginning to think that 2012 may follow a similar pattern to last year’s. We began 2011 with the economy starting to look a little better and oil prices starting to move higher. Then, civil unrest in North Africa and the Middle East caused oil prices to spike, which put a damper on worldwide demand. But after oil prices receded in the summer, the second half of the year turned out to be a pretty good environment for investing in energy stocks. We believe that a similar scenario now seems to be setting up. We have renewed turmoil in the Middle East, particularly current worries about Iran and Israel, which is sending oil prices higher again and could, in turn, put further strain on already-stressed global economic growth. A worst-case scenario, in our view, would be for more-extreme tensions to break out in

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

the Middle East, causing oil prices to spike a lot higher and potentially resulting in global demand destruction. As a consequence, we have become more conservative in positioning the fund, while also hoping for a more peaceful resolution to problems in the Middle East, a fall-back in oil prices, improving economic demand, and a better overall investment environment.

Jessica: I would add to that my view that the outlook on the natural gas markets outside of North America is more optimistic, particularly as natural gas is used to fuel electrical power plants. As we look out over the next two to three years, we believe that the incremental supply of liquid natural gas (LNG) is not going to be sufficient to meet the incremental demand, especially after the chilling effects of last year’s tragedy at the Fukushima nuclear power plant. So we tend to be pretty constructive on companies that have strong global LNG positions, such as some of the integrated international energy companies, and on companies that may be hired to engineer and build new LNG plants.

Thank you, Steve and Jessica, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Portfolio Manager Jessica L. Wirth has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. from Dartmouth College. Jessica joined Putnam in 2004 and has been in the investment industry since 2001.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	53.97%	45.12%	50.38%	47.38%	50.37%	50.37%	51.56%	46.30%	52.79%	55.22%
Annual average	14.46	12.36	13.62	12.90	13.61	13.61	13.89	12.64	14.18	14.75

3 years	73.73	63.75	69.90	66.90	69.89	69.89	71.22	65.25	72.42	74.93
Annual average	20.21	17.87	19.32	18.62	19.32	19.32	19.63	18.23	19.91	20.49

1 year	–5.23	–10.66	–5.92	–10.45	–5.89	–6.80	–5.71	–9.03	–5.43	–4.99

6 months	9.53	3.22	9.14	4.14	9.18	8.18	9.25	5.43	9.42	9.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Energy Index (ND)

Life of fund	53.15%
Annual average	14.27

3 years	74.75
Annual average	20.45

1 year	–4.12

6 months	10.58

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.118		$0.032	$0.027	$0.058		$0.111	$0.149

Capital gains — Long-term	0.175		0.175	0.175	0.175		0.175	0.175

Capital gains — Short-term	0.255		0.255	0.255	0.255		0.255	0.255

Total	$0.548		$0.462	$0.457	$0.488		$0.541	$0.579

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.10	$13.90	$12.93	$12.93	$12.99	$13.46	$13.05	$13.14

2/29/12	13.74	14.58	13.60	13.61	13.65	14.15	13.68	13.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	47.02%	38.57%	43.52%	40.52%	43.52%	43.52%	44.68%	39.65%	45.87%	48.24%
Annual average	12.45	10.44	11.63	10.91	11.63	11.63	11.90	10.70	12.18	12.73

3 years	57.53	48.46	54.14	51.14	54.14	54.14	55.20	49.74	56.31	58.65
Annual average	16.36	14.08	15.52	14.76	15.52	15.52	15.78	14.41	16.05	16.63

1 year	–10.51	–15.64	–11.16	–15.44	–11.13	–11.98	–10.94	–14.05	–10.66	–10.28

6 months	20.61	13.70	20.15	15.15	20.19	19.19	20.31	16.08	20.43	20.73

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	2.37%	3.12%	3.12%	2.87%	2.62%	2.12%

Annualized expense ratio for the six-month period
ended 2/29/12	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.45	$11.34	$11.34	$10.04	$8.75	$6.15

Ending value (after expenses)	$1,095.30	$1,091.40	$1,091.80	$1,092.50	$1,094.20	$1,096.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.92	$10.92	$9.67	$8.42	$5.92

Ending value (after expenses)	$1,017.75	$1,014.02	$1,014.02	$1,015.27	$1,016.51	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (96.6%)*	Shares	Value

Construction and engineering (1.1%)
Fluor Corp.	1,700	$102,816

KBR, Inc.	3,400	123,488

		226,304
Energy equipment and services (16.3%)
Baker Hughes, Inc.	10,200	512,856

Cameron International Corp. †	8,900	495,819

Eurasia Drilling Co., Ltd. GDR (Russia)	3,854	113,500

Key Energy Services, Inc. †	6,200	105,772

National Oilwell Varco, Inc.	3,100	255,843

Oil States International, Inc. †	1,300	105,586

Schlumberger, Ltd.	12,050	935,201

Seadrill, Ltd. (Norway)	9,038	374,656

Technip SA (France)	4,569	498,731

		3,397,964
Metals and mining (0.8%)
Walter Energy, Inc.	2,700	175,041

		175,041
Oil, gas, and consumable fuels (78.4%)
Anadarko Petroleum Corp.	4,700	395,364

Apache Corp.	5,100	550,443

BG Group PLC (United Kingdom)	46,089	1,112,676

BP PLC (United Kingdom)	60,402	473,165

Cabot Oil & Gas Corp. Class A	4,600	160,448

Cairn Energy PLC (United Kingdom) †	38,142	208,861

Canadian Natural Resources, Ltd. (Canada)	18,100	671,902

Chevron Corp.	11,797	1,287,289

CNOOC, Ltd. (China)	51,000	115,490

Cobalt International Energy, Inc. †	5,848	175,790

CONSOL Energy, Inc.	2,500	89,550

Devon Energy Corp.	3,400	249,254

Energen Corp.	2,400	127,752

Exxon Mobil Corp.	36,598	3,165,727

Gazprom OAO ADR (Russia)	19,392	256,944

Hess Corp.	8,700	564,804

Inpex Corp. (Japan)	74	522,480

Kosmos Energy, Ltd. †	7,995	112,010

Linn Energy, LLC (Units)	2,480	94,612

Marathon Oil Corp.	16,000	542,240

Nexen, Inc. (Canada)	11,854	241,645

Noble Energy, Inc.	4,900	478,485

Occidental Petroleum Corp.	1,429	149,145

OGX Petroleo e Gas Participacoes SA (Brazil) †	10,100	99,985

Royal Dutch Shell PLC Class A (United Kingdom) (London Exchange)	32,177	1,170,468

Royal Dutch Shell PLC Class A (United Kingdom) (Amsterdam Exchange)	24,452	892,458

Santos, Ltd. (Australia)	14,667	225,522

Southwestern Energy Co. †	11,300	373,578

Swift Energy Co. †	3,300	99,099

17

COMMON STOCKS (96.6%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Total SA (France)	19,706	$1,102,418

Tullow Oil PLC (United Kingdom)	28,154	660,655

		16,370,259

Total common stocks (cost $18,147,335)		$20,169,568

SHORT-TERM INVESTMENTS (2.6%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]	534,346	$534,346

Total short-term investments (cost $534,346)		$534,346

TOTAL INVESTMENTS

Total investments (cost $18,681,681)		$20,703,914

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $20,873,561.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $19,828 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	57.8%	Norway	1.8%

United Kingdom	21.8	Russia	1.8

France	7.7	Australia	1.1

Canada	4.4	China	0.6

Japan	2.5	Brazil	0.5

		Total	100.0%

*Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

18

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $7,450,129) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$19,795	$19,774	$21

	British Pound	Sell	3/22/12	227,466	226,298	(1,168)

	Canadian Dollar	Buy	3/22/12	408,326	405,051	3,275

	Euro	Sell	3/22/12	30,379	30,100	(279)

Barclays Bank PLC

	British Pound	Sell	3/22/12	185,632	184,784	(848)

	Canadian Dollar	Buy	3/22/12	139,105	138,035	1,070

	Euro	Buy	3/22/12	52,363	51,797	566

	Hong Kong Dollar	Sell	3/22/12	52,579	52,596	17

	Japanese Yen	Buy	3/22/12	48,871	52,221	(3,350)

Citibank, N.A.

	Australian Dollar	Buy	3/22/12	28,677	28,651	26

	British Pound	Buy	3/22/12	516,810	514,166	2,644

	Canadian Dollar	Buy	3/22/12	168,604	167,352	1,252

	Euro	Buy	3/22/12	28,513	28,192	321

	Hong Kong Dollar	Sell	3/22/12	101,291	101,300	9

	Swiss Franc	Buy	3/22/12	102,154	101,216	938

Credit Suisse AG

	Australian Dollar	Sell	3/22/12	20,116	20,095	(21)

	British Pound	Sell	3/22/12	525,241	522,568	(2,673)

	Canadian Dollar	Buy	3/22/12	161,229	159,952	1,277

	Euro	Buy	3/22/12	127,244	125,879	1,365

	Japanese Yen	Buy	3/22/12	101,337	108,211	(6,874)

	Norwegian Krone	Sell	3/22/12	46,763	45,023	(1,740)

Deutsche Bank AG

	Australian Dollar	Buy	3/22/12	51,789	51,731	58

	Canadian Dollar	Sell	3/22/12	2,526	2,506	(20)

	Euro	Buy	3/22/12	11,592	11,462	130

Goldman Sachs International

	Australian Dollar	Buy	3/22/12	21,293	21,269	24

	British Pound	Buy	3/22/12	84,306	83,894	412

	Canadian Dollar	Sell	3/22/12	340,844	338,239	(2,605)

	Euro	Buy	3/22/12	342,960	338,998	3,962

	Japanese Yen	Sell	3/22/12	219,935	235,004	15,069

	Norwegian Krone	Sell	3/22/12	85,018	81,857	(3,161)

HSBC Bank USA, National Association

	British Pound	Sell	3/22/12	189,131	188,234	(897)

	Canadian Dollar	Buy	3/22/12	84,756	84,073	683

	Hong Kong Dollar	Buy	3/22/12	40,253	40,257	(4)

	Norwegian Krone	Sell	3/22/12	34,447	33,172	(1,275)

19

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $7,450,129) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A.

	British Pound	Sell	3/22/12	$33,881	$33,731	$(150)

	Canadian Dollar	Buy	3/22/12	543,289	539,169	4,120

	Euro	Sell	3/22/12	322,175	318,475	(3,700)

	Japanese Yen	Buy	3/22/12	121,194	129,482	(8,288)

	Japanese Yen	Sell	3/22/12	68,152	68,920	768

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	78,433	78,260	173

	British Pound	Sell	3/22/12	107,371	106,873	(498)

	Canadian Dollar	Buy	3/22/12	299,829	297,242	2,587

	Euro	Sell	3/22/12	130,309	128,839	(1,470)

	Japanese Yen	Sell	3/22/12	92,190	98,557	6,367

	Swiss Franc	Sell	3/22/12	60,253	59,672	(581)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/22/12	40,812	40,514	298

	Euro	Buy	3/22/12	27,048	26,764	284

UBS AG

	Australian Dollar	Buy	3/22/12	8,132	8,123	9

	British Pound	Sell	3/22/12	196,289	195,429	(860)

	Canadian Dollar	Sell	3/22/12	18,386	18,243	(143)

	Euro	Buy	3/22/12	49,432	48,913	519

	Norwegian Krone	Buy	3/22/12	188,984	181,968	7,016

	Swiss Franc	Buy	3/22/12	49,308	48,823	485

Westpac Banking Corp.

	Australian Dollar	Buy	3/22/12	49,756	49,653	103

	British Pound	Buy	3/22/12	20,361	20,270	91

	Canadian Dollar	Buy	3/22/12	151,733	150,577	1,156

	Euro	Buy	3/22/12	27,714	27,417	297

	Japanese Yen	Sell	3/22/12	168,611	180,258	11,647

Total						$28,434

20

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$18,904,731	$863,492	$—

Industrials	226,304	—	—

Materials	175,041	—	—

Total common stocks	19,306,076	863,492	—

Short-term investments	534,346	—	—

Totals by level	$19,840,422	$863,492	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$28,434	$—

Totals by level	$—	$28,434	$—

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, including (Note 1):
Unaffiliated issuers (identified cost $18,147,335)	$20,169,568
Affiliated issuers (identified cost $534,346) (Notes 1 and 6)	534,346

Cash	19,030

Dividends, interest and other receivables	61,706

Receivable for shares of the fund sold	65,822

Receivable for investments sold	111,910

Unrealized appreciation on forward currency contracts (Note 1)	69,039

Total assets	21,031,421

LIABILITIES

Payable for investments purchased	42,226

Payable for shares of the fund repurchased	13,452

Payable for compensation of Manager (Note 2)	228

Payable for investor servicing fees (Note 2)	5,339

Payable for custodian fees (Note 2)	9,112

Payable for Trustee compensation and expenses (Note 2)	1,618

Payable for administrative services (Note 2)	76

Payable for distribution fees (Note 2)	9,414

Unrealized depreciation on forward currency contracts (Note 1)	40,605

Other accrued expenses	35,790

Total liabilities	157,860

Net assets	$20,873,561

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$19,078,432

Undistributed net investment income (Note 1)	234,671

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(490,500)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,050,958

Total — Representing net assets applicable to capital shares outstanding	$20,873,561

(Continued on next page)

22

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,593,518 divided by 1,062,239 shares)	$1r3.74

Offering price per class A share (100/94.25 of $13.74)*	$14.58

Net asset value and offering price per class B share ($2,624,955 divided by 193,058 shares)**	$13.60

Net asset value and offering price per class C share ($1,090,434 divided by 80,144 shares)**	$13.61

Net asset value and redemption price per class M share ($401,050 divided by 29,384 shares)	$13.65

Offering price per class M share (100/96.50 of $13.65)*	$14.15

Net asset value, offering price and redemption price per class R share
($734,307 divided by 53,672 shares)	$13.68

Net asset value, offering price and redemption price per class Y share
($1,429,297 divided by 103,789 shares)	$13.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $10,197)	$339,821

Interest (including interest income of $146 from investments in affiliated issuers) (Note 6)	146

Securities lending (Note 1)	161

Total investment income	340,128

EXPENSES

Compensation of Manager (Note 2)	58,245

Investor servicing fees (Note 2)	31,361

Custodian fees (Note 2)	8,635

Trustee compensation and expenses (Note 2)	660

Administrative services (Note 2)	247

Distribution fees — Class A (Note 2)	16,001

Distribution fees — Class B (Note 2)	11,415

Distribution fees — Class C (Note 2)	4,993

Distribution fees — Class M (Note 2)	1,397

Distribution fees — Class R (Note 2)	1,594

Auditing	29,825

Other	11,808

Fees waived and reimbursed by Manager (Note 2)	(32,809)

Total expenses	143,372

Expense reduction (Note 2)	(26)

Net expenses	143,346

Net investment income	196,782

Net realized loss on investments (Notes 1 and 3)	(340,427)

Net realized loss on foreign currency transactions (Note 1)	(66,342)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	67,649

Net unrealized appreciation of investments during the period	1,935,328

Net gain on investments	1,596,208

Net increase in net assets resulting from operations	$1,792,990

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$196,782	$72,192

Net realized gain (loss) on investments
and foreign currency transactions	(406,769)	896,572

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,002,977	319,269

Net increase in net assets resulting from operations	1,792,990	1,288,033

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(117,563)	(101,468)

Class B	(5,795)	(6,391)

Class C	(2,155)	(3,998)

Class M	(1,657)	(1,800)

Class R	(5,559)	(396)

Class Y	(14,414)	(7,873)

Net realized short-term gain on investments

Class A	(254,055)	(81,829)

Class B	(46,182)	(9,510)

Class C	(20,348)	(5,616)

Class M	(7,286)	(2,103)

Class R	(12,771)	(328)

Class Y	(24,668)	(5,378)

From net realized long-term gain on investments
Class A	(174,351)	(212,754)

Class B	(31,694)	(24,726)

Class C	(13,965)	(14,601)

Class M	(5,000)	(5,467)

Class R	(8,765)	(852)

Class Y	(16,929)	(13,983)

Redemption fees (Note 1)	1,335	6,786

Increase from capital share transactions (Note 4)	2,228,320	8,116,178

Total increase in net assets	3,259,488	8,911,924

NET ASSETS

Beginning of period	17,614,073	8,702,149

End of period (including undistributed net investment
income of $234,671 and $185,032, respectively)	$20,873,561	$17,614,073

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 29, 2012 **	$13.10	.15 [f]	1.04	1.19	(.12)	(.43)	(.55)	—	$13.74	9.53 *	$14,594	.71 *	1.15 *[f]	23 *
August 31, 2011	10.96	.08	2.67	2.75	(.16)	(.45)	(.61)	—	13.10	24.94	12,276	1.40	.58	61
August 31, 2010	11.53	.10	(.34)	(.24)	(.14)	(.19)	(.33)	—	10.96	(2.45)	6,891	1.48	.85	57
August 31, 2009†	10.00	.13	1.40	1.53	— [b]	—	— [b]	—	11.53	15.34 *	5,269	1.04 *	1.22 *	29 *

Class B
February 29, 2012 **	$12.93	.10 [f]	1.03	1.13	(.03)	(.43)	(.46)	—	$13.60	9.14 *	$2,625	1.08 *	.76 *[f]	23 *
August 31, 2011	10.84	(.02)	2.64	2.62	(.08)	(.45)	(.53)	—	12.93	24.09	2,147	2.15	(.14)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.12)	(.19)	(.31)	—	10.84	(3.20)	781	2.23	.18	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	256	1.57 *	.74 *	29 *

Class C
February 29, 2012 **	$12.93	.09 [f]	1.05	1.14	(.03)	(.43)	(.46)	—	$13.61	9.18 *	$1,090	1.08 *	.71 *[f]	23 *
August 31, 2011	10.85	(.02)	2.64	2.62	(.09)	(.45)	(.54)	—	12.93	24.02	991	2.15	(.12)	61
August 31, 2010	11.47	.02	(.34)	(.32)	(.11)	(.19)	(.30)	—	10.85	(3.19)	469	2.23	.13	57
August 31, 2009†	10.00	.08	1.39	1.47	— [b]	—	— [b]	—	11.47	14.71 *	150	1.57 *	.70 *	29 *

Class M
February 29, 2012 **	$12.99	.11 [f]	1.04	1.15	(.06)	(.43)	(.49)	—	$13.65	9.25 *	$401	.96 *	.83 *[f]	23 *
August 31, 2011	10.88	.02	2.65	2.67	(.11)	(.45)	(.56)	—	12.99	24.40	379	1.90	.12	61
August 31, 2010	11.49	.05	(.35)	(.30)	(.12)	(.19)	(.31)	—	10.88	(2.96)	173	1.98	.45	57
August 31, 2009†	10.00	.10	1.39	1.49	— [b]	—	— [b]	—	11.49	14.92 *	65	1.39 *	.91 *	29 *

Class R
February 29, 2012 **	$13.05	.13 [f]	1.04	1.17	(.11)	(.43)	(.54)	—	$13.68	9.42 *	$734	.84 *	1.01 *[f]	23 *
August 31, 2011	10.94	.09	2.62	2.71	(.15)	(.45)	(.60)	—	13.05	24.67	592	1.65	.67	61
August 31, 2010	11.51	.07	(.34)	(.27)	(.11)	(.19)	(.30)	—	10.94	(2.71)	14	1.73	.60	57
August 31, 2009†	10.00	.10	1.41	1.51	— [b]	—	— [b]	—	11.51	15.12 *	12	1.22*	1.01*	29*

Class Y
February 29, 2012 **	$13.14	.16 [f]	1.05	1.21	(.15)	(.43)	(.58)	—	$13.77	9.68 *	$1,429	.59 *	1.25 *[f]	23 *
August 31, 2011	10.99	.12	2.66	2.78	(.18)	(.45)	(.63)	—	13.14	25.22	1,230	1.15	.88	61
August 31, 2010	11.55	.14	(.35)	(.21)	(.16)	(.19)	(.35)	—	10.99	(2.19)	373	1.23	1.14	57
August 31, 2009†	10.00	.16	1.39	1.55	— [b]	—	— [b]	—	11.55	15.55 *	244	.86 *	1.49 *	29 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

February 29, 2012	0.18%

August 31, 2011	0.39

August 31, 2010	1.14

August 31, 2009	4.00

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.11	0.89%

Class B	0.11	0.87

Class C	0.11	0.84

Class M	0.11	0.84

Class R	0.11	0.86

Class Y	0.11	0.87

The accompanying notes are an integral part of these financial statements.

28

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

29

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

30

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $7,100,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $19,954 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

31

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $18,749,077, resulting in gross unrealized appreciation and depreciation of $2,692,786 and $737,949, respectively, or net unrealized appreciation of $1,954,837.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $32,809 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

32

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $26 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $14, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,200 and $38 from the sale of class A and class M shares, respectively, and received $1,181 and $150 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies from class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,572,159 and $4,206,577, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

33

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	190,345	$2,477,393	535,578	$7,688,519

Shares issued in connection with
reinvestment of distributions	33,854	419,116	28,846	385,101

	224,199	2,896,509	564,424	8,073,620

Shares repurchased	(99,165)	(1,279,066)	(256,144)	(3,543,498)

Net increase	125,034	$1,617,443	308,280	$4,530,122

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	45,322	$569,519	151,503	$2,156,140

Shares issued in connection with
reinvestment of distributions	6,587	80,821	3,011	39,894

	51,909	650,340	154,514	2,196,034

Shares repurchased	(24,936)	(316,947)	(60,487)	(804,560)

Net increase	26,973	$333,393	94,027	$1,391,474

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	10,311	$131,773	59,308	$843,400

Shares issued in connection with
reinvestment of distributions	2,964	36,397	1,260	16,700

	13,275	168,170	60,568	860,100

Shares repurchased	(9,759)	(126,290)	(27,177)	(374,434)

Net increase	3,516	$41,880	33,391	$485,666

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	991	$12,759	16,056	$228,447

Shares issued in connection with
reinvestment of distributions	1,118	13,764	688	9,133

	2,109	26,523	16,744	237,580

Shares repurchased	(1,913)	(24,573)	(3,494)	(48,951)

Net increase	196	$1,950	13,250	$188,629

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	11,748	$150,899	55,356	$795,441

Shares issued in connection with
reinvestment of distributions	2,196	27,095	118	1,576

	13,944	177,994	55,474	797,017

Shares repurchased	(5,601)	(73,738)	(11,436)	(167,028)

Net increase	8,343	$104,256	44,038	$629,989

34

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,545	$176,524	93,563	$1,359,555

Shares issued in connection with
reinvestment of distributions	4,485	55,661	2,006	26,818

	18,030	232,185	95,569	1,386,373

Shares repurchased	(7,802)	(102,787)	(35,994)	(496,075)

Net increase	10,228	$129,398	59,575	$890,298

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percent of ownership	Value

Class A	210,202	19.8%	$2,888,175

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$69,039	Payables	$40,605

Total		$69,039		$40,605

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(66,974)	$(66,974)

Total	$(66,974)	$(66,974)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$67,252	$67,252

Total	$67,252	$67,252

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $146 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,726,998 and $1,582,331, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

35

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA719
273265 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

Putnam Global Financials Fund

Semiannual report 2|29|12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

Putnam
Global Financials
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund’s managers work with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund’s global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation’s economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund’s managers to compare opportunities across companies, industries, and countries.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio managers

Although the period opened amid a deepening crisis in Europe, the fund advanced over the past six months. What turned markets around?

Jacquelyne: As you mentioned, markets were in retreat when the period began on September 1, 2011, and the financials sector in particular was caught in a tailspin. Worsening concerns about the ability of several European nations to service their debts had snowballed into the potential for a severe banking crisis. Financial stocks retreated until December, when action by the European Central Bank brought much-needed relief to bank funding needs in the form of the Long-Term Refinancing Operation, or LTRO. This action also put markets in general on more stable footing. The LTRO provided a stable source of funding for the European banks and has given them time to address their balance sheet problems.

What was the root of the crisis in Europe?

David: The banks have two major fundamental problems: funding their large balance sheets and maintaining adequate capital levels. European banks in general have high reliance on wholesale funding, which is less stable than customer deposit accounts, which are a more meaningful source of funding for U.S. banks. The cost of wholesale funding for a bank is linked to the cost at which the government can borrow, and in Europe these borrowing costs were generally rising during

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

5

2011, reaching drastic levels, and for many banks, access to wholesale funding became virtually non-existent.

At the same time, bank capital ratios were worsening because many banks owned sovereign debt of eurozone member states with mounting debt burdens. The value of these bonds decreased as markets grew increasingly skeptical about the ability of several countries, including Greece, Portugal, Spain, and Italy, to service their debt. This trend left banks across Europe with less capital on their balance sheets, and raised the prospect that they would need to go to the equity markets to raise new capital. This increased pressure on bank stock prices.

In the depths of the crisis, the dynamic turned into a vicious feedback loop. Deteriorating capital ratios prompted concern that banks might need to raise capital by selling sovereign bonds at distressed prices, and falling bond prices continued to worsen the capital ratios.

How has the LTRO helped address the problems? Do you see further reforms ahead?

David: The LTRO provides cheap short-term liquidity, and it’s difficult to underestimate the importance of this policy, because it gives time for the industry to address the capital and funding issues. Time was of the essence, and since December we have seen an improvement in a range of factors. Bank stock prices have risen as capital ratios have improved. Sovereign bond prices have increased, and the global economic outlook has become less negative.

Now that banks have the liquidity they need, they can move on to the next steps of restructuring their operations, which include selling some non-core businesses and the further shrinking of non-core assets. If banks are successful in restructuring, shrinking, and de-risking their balance sheets, this should allow them in time to enjoy cheaper and better access to long-term wholesale funding markets.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

At the same time, the risks of Europe’s heavily indebted major economies — Italy and Spain — must be addressed. This is the key to resolving the fundamental weakness of the sovereign bond assets owned by banks. We believe that Italy and Spain need to steer a careful course, introducing enough budgetary austerity to give markets confidence while neither diminishing economic potential nor losing domestic political support.

How was the fund positioned in the turmoil?

David: We protected the fund from the full brunt of the crisis, though there was still significant volatility. For the six-month period, class A shares returned 9.16% before sales charges, compared with 6.59% for the benchmark index. Foreign currency exposure had only a small effect on results.

We maintained a significant underweight position to European banks, and even within this weighting the positions we held featured relatively stronger capital ratios and better credit quality. An example was Barclays. We built up a position in this stock on the belief that the price was falling because of concerns about its exposure to continental Europe. In our view, its true vulnerability was exaggerated. This overweight position turned into an outperformer relative to the benchmark for the period.

We also favored U.S. banks and emerging markets. U.S. financials have been valued at a small premium over their European counterparts, but we believe they carry significantly less risk. The U.S. economy is also stronger. Emerging markets offer even higher rates of growth, along with reasonable stock valuations. As businesses, banks are leveraged to overall economic growth.

How was the situation for U.S. financials different?

Jacquelyne: In addition to the market fears spreading from Europe, U.S. financials faced

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

7

specific problems of their own in the form of new regulation, mortgage issues, and the Consumer Financial Protection Bureau. The biggest question centers around implementation of the Volcker Rule, which limits proprietary trading by banks, and was a provision of the 2010 financial reform legislation. The question is how stringent the rule will be. If the implementation of Volcker forces banks to give up their market-making operations, it could have a major impact on bank earnings as well as capital markets more broadly.

The mortgage overhang is being driven by lawsuits, including some by state attorneys general, against major banks. As a result of these lawsuits, there remains a possibility that banks will need to take non-performing loans back onto their balance sheets. At the same time, housing prices remain weak. Both of these factors are limiting banks’ willingness to extend new mortgages, which would be a source of potential earnings growth and would afford greater stability to the housing market.

Third, the new Consumer Financial Protection Bureau is getting off the ground, and it is unclear what effect it might have. While greater transparency and oversight for consumers can help build trust and promote new lending, we believe, it’s possible that lending rules for high-risk borrowers may make this line of business less attractive for banks to undertake.

How did fund holdings perform relative to the benchmark index?

Jacquelyne: Wells Fargo was a large position on an absolute basis and an overweight relative to the benchmark, and contributed strong results in the period. We chose this position because Wells has relatively less exposure than peers to the businesses with regulatory uncertainty. For example, Wells has less exposure to investment banking, which faces regulatory risk as the government mulls implementation of the Volcker Rule. Wells has some exposure to the frail housing market, but based on our research it is less likely to suffer from possible mortgage putbacks. Overall, we continue to favor Wells because we consider it well managed with a durable business model. The opposite was the case with Bank of America, which had large exposure to housing and to mortgage putbacks. This holding

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

was previously an underweight relative to the benchmark and was eliminated during the period.

We owned an overweight position in Aflac, an insurance company that provides supplemental health and workplace insurance, and is also a major provider of accident and health insurance in Japan. This stock was undervalued, in our view, because it owned a significant amount of preferred stock issued by European banks. Fortunately, we saw Aflac address these balance sheet issues without having to cut its dividend. As European banks have recovered, so too has Aflac, contributing to fund performance.

What were the results of international holdings?

David: Swiss Reinsurance was a top relative performer. This non-benchmark choice had a clean balance sheet and no capital leverage concerns at a time when the market was highly focused on that factor. Also, pricing of its reinsurance services was improving in the wake of several natural disasters. Following strong relative performance the stock became more fully valued and we eliminated the position.

In Spain, BBVA detracted from relative results. We built a holding in this company during the period, though it remained an underweight position versus the benchmark because the crisis drove down its valuation. The market was undervaluing the fact that the bank has more exposure to emerging markets, including Latin America and Turkey, than to Europe. We favor the stock’s longer-term prospects as we believe the market will recognize that it is less affected by Spain’s problems than by global opportunities.

What is your outlook for the fund and the sector in coming months?

Jacquelyne: We continue to have an underweight position to European banks as they go about rebuilding capital ratios, and as the eurozone addresses sovereign debt risk. We are closely watching Italy and Spain. In Italy, a technocratic government with support from the major parties is making the needed changes, and there are reasonable prospects for success. In Spain, a recently elected national government has a mandate to implement austerity measures, but may need to adjust its policies as it courts voters during local elections this spring.

We see better prospects in the United States and emerging markets. The U.S. economy appears to be doing better and credit conditions are improving. We continue to analyze the risks of regulatory overhang, weak housing, and potential mortgage putbacks, but we believe there are opportunities to position the portfolio in stocks with attractive potential.

David and Jacquelyne, thanks for your insights about the fund and the sector.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jacquelyne J. Cavanaugh holds an M.B.A. from Harvard Business School and a B.A. from Brown University. She joined Putnam in 2011 and has been in the investment industry since 1995.

Portfolio Manager David Morgan has a B.S. from Bristol University. He joined Putnam in 2004 and has been in the investment industry since 1995.

9

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

10

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	29.83%	22.37%	26.80%	23.80%	26.79%	26.79%	27.77%	23.33%	28.77%	30.98%
Annual average	8.51	6.52	7.71	6.91	7.71	7.71	7.97	6.78	8.23	8.81

3 years	81.95	71.60	77.98	74.98	77.96	77.96	79.32	73.00	80.48	83.54
Annual average	22.08	19.72	21.19	20.50	21.18	21.18	21.49	20.05	21.75	22.44

1 year	–12.74	–17.76	–13.37	–17.63	–13.41	–14.25	–13.21	–16.25	–12.97	–12.48

6 months	9.16	2.90	8.72	3.72	8.73	7.73	8.81	5.05	8.89	9.34

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Financials Index (ND)

Life of fund	29.25%
Annual average	8.36

3 years	88.70
Annual average	23.57

1 year	–12.91

6 months	6.59

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

11

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.146		$0.065	$0.143	$0.122		$0.128	$0.173

Capital gains — Long-term	0.073		0.073	0.073	0.073		0.073	0.073

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.219		$0.138	$0.216	$0.195		$0.201	$0.246

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$10.36	$10.99	$10.24	$10.25	$10.33	$10.70	$10.31	$10.39

2/29/12	11.05	11.72	10.97	10.89	11.01	11.41	10.99	11.07

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	32.18%	24.58%	28.99%	25.99%	29.00%	29.00%	29.97%	25.45%	31.12%	33.23%
Annual average	8.86	6.92	8.06	7.29	8.06	8.06	8.31	7.15	8.60	9.13

3 years	62.06	52.69	58.37	55.37	58.38	58.38	59.56	53.89	60.77	63.12
Annual average	17.46	15.15	16.56	15.82	16.56	16.56	16.85	15.45	17.15	17.72

1 year	–8.77	–14.02	–9.47	–13.93	–9.50	–10.39	–9.26	–12.45	–8.99	–8.65

6 months	29.95	22.48	29.58	24.58	29.59	28.59	29.64	25.10	29.90	30.13

12

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	2.37%	3.12%	3.12%	2.87%	2.62%	2.12%

Annualized expense ratio for the six-month period
ended 2/29/12	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

* Reflects Putnam management’s contractual obligation to limit expenses through 12/30/12.

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.44	$11.31	$11.31	$10.02	$8.73	$6.14

Ending value (after expenses)	$1,091.60	$1,087.20	$1,087.30	$1,088.10	$1,088.90	$1,093.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.92	$10.92	$9.67	$8.42	$5.92

Ending value (after expenses)	$1,017.75	$1,014.02	$1,014.02	$1,015.27	$1,016.51	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

17

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Capital markets (14.4%)
Apollo Global Management, LLC. Class A	1,400	$19,628

Ashmore Group PLC (United Kingdom)	11,030	67,699

BGP Holdings PLC (Malta) F	82,319	110

Blackstone Group LP (The)	5,900	92,158

Charles Schwab Corp. (The)	7,800	108,264

Deutsche Bank AG (Germany)	3,448	161,035

Fortress Investment Group LLC Class A	7,100	27,335

Franklin Resources, Inc.	900	106,101

Goldman Sachs Group, Inc. (The)	1,987	228,783

Invesco, Ltd.	5,400	133,758

Julius Baer Group, Ltd. (Switzerland) †	2,790	109,324

Macquarie Group, Ltd. (Australia)	3,152	89,734

State Street Corp.	4,800	202,704

WisdomTree Investments, Inc. †	7,243	51,280

		1,397,913
Commercial banks (37.1%)
Australia & New Zealand Banking Group, Ltd. (Australia)	12,706	295,874

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	25,448	228,142

Barclays PLC (United Kingdom)	46,884	182,740

China Construction Bank Corp. (China)	159,000	132,389

DBS Group Holdings, Ltd. (Singapore)	15,487	174,712

DnB NOR ASA (Norway)	8,548	109,729

Fifth Third Bancorp	8,400	114,324

HSBC Holdings PLC (London Exchange) (United Kingdom)	13,311	117,593

Industrial and Commercial Bank of China, Ltd. (China)	178,000	129,449

Itau Unibanco Holding SA ADR (Preference) (Brazil)	4,600	96,830

Kasikornbank PCL NVDR (Thailand)	17,700	85,198

KB Financial Group, Inc. (South Korea)	1	37

KeyCorp	8,100	65,610

Mitsubishi UFJ Financial Group, Inc. (Japan)	54,700	282,176

National Bank of Canada (Canada)	1,083	84,368

PNC Financial Services Group, Inc.	950	56,544

Royal Bank of Scotland Group PLC (United Kingdom) †	163,662	72,695

Sberbank of Russia ADR (Russia) †	11,414	156,600

Standard Chartered PLC (United Kingdom)	8,908	229,227

Swedbank AB Class A (Sweden)	4,717	80,698

Toronto-Dominion Bank (Canada)	2,341	191,241

Turkiye Garanti Bankasi AS (Turkey)	12,390	47,030

Turkiye Vakiflar Bankasi Tao (Turkey)	44,233	78,387

UniCredito Italiano SpA (Italy)	30,494	158,690

Wells Fargo & Co.	13,891	434,649

		3,604,932
Consumer finance (1.8%)
Capital One Financial Corp.	3,400	172,040

		172,040
Diversified financial services (11.3%)
BM&F Bovespa SA (Brazil)	11,300	75,608

Citigroup, Inc.	12,770	425,495

ING Groep NV GDR (Netherlands) †	13,275	117,755

18

COMMON STOCKS (97.8%)* cont.			Shares	Value

Diversified financial services cont.
JPMorgan Chase & Co.			6,947	$272,600

ORIX Corp. (Japan)			1,570	151,468

Warsaw Stock Exchange (Poland)			4,511	60,993

				1,103,919
Insurance (19.0%)
ACE, Ltd.			1,600	114,736

Aflac, Inc.			3,188	150,633

AIA Group, Ltd. (Hong Kong)			43,800	165,769

Allianz SE (Germany)			1,692	205,203

AXA SA (France)			4,319	69,655

Brown & Brown, Inc.			3,000	70,890

Marsh & McLennan Cos., Inc.			4,200	131,040

MetLife, Inc.			4,700	181,185

Old Mutual PLC (United Kingdom)			54,774	138,640

Progressive Corp. (The)			5,200	111,384

Prudential Financial, Inc.			2,537	155,163

Prudential PLC (United Kingdom)			14,346	162,614

SCOR (France)			3,956	104,700

XL Group PLC			3,972	82,618

				1,844,230
Real estate investment trusts (REITs) (7.4%)
American Capital Agency Corp. R			1,200	36,852

American Tower REIT, Inc. Class A R			2,300	143,934

British Land Company PLC (United Kingdom) R			13,147	98,366

Chimera Investment Corp. R			15,600	47,892

Digital Realty Trust, Inc. R			1,375	99,688

MFA Financial, Inc. R			6,600	48,180

Prologis, Inc. R			4,708	158,471

Westfield Retail Trust (Australia) R			32,447	86,949

				720,332
Real estate management and development (6.8%)
CBRE Group, Inc. †			5,300	97,149

Henderson Land Development Co., Ltd. (Hong Kong)			26,360	165,193

Hysan Development Co., Ltd (Hong Kong)			27,000	117,066

Mitsui Fudosan Co., Ltd. (Japan)			15,000	285,196

				664,604
Total common stocks (cost $8,655,876)				$9,507,970

WARRANTS (1.1%)* †	Expiration	Strike
	date	price	Warrants	Value

JPMorgan Chase & Co. W	10/28/18	$42.42	1,309	$15,381

LIC Housing Finance, Ltd. 144A (India)	6/3/14	0.000001	17,362	92,248

Total warrants (cost $92,737)				$107,629

SHORT-TERM INVESTMENTS (1.4%)*			Shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]			134,259	$134,259

Total short-term investments (cost $134,259)				$134,259

TOTAL INVESTMENTS

Total investments (cost $8,882,872)				$9,749,858

19

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $9,722,079.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $12,942 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	44.0%	Brazil	1.8%

United Kingdom	11.0	Italy	1.6

Japan	7.4	Russia	1.6

Australia	4.9	Turkey	1.3

Hong Kong	4.6	Netherlands	1.2

Germany	3.8	Norway	1.1

Canada	2.8	Switzerland	1.1

China	2.7	India	0.9

Spain	2.3	Thailand	0.9

Singapore	1.8	Sweden	0.8

France	1.8	Poland	0.6

		Total	100.0%

*Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $3,814,968) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	3/22/12	$9,309	$9,300	$9

	British Pound	Sell	3/22/12	3,977	3,959	(18)

	Canadian Dollar	Buy	3/22/12	140,116	139,038	1,078

	Euro	Buy	3/22/12	99,664	98,585	1,079

20

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $3,814,968) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC (cont.)

	Hong Kong Dollar	Buy	3/22/12	$8,303	$8,311	$(8)

	Japanese Yen	Buy	3/22/12	30,709	32,813	(2,104)

	Norwegian Krone	Buy	3/22/12	33,106	31,898	1,208

	Swedish Krona	Buy	3/22/12	35,246	34,660	586

	Swiss Franc	Buy	3/22/12	27,529	28,017	(488)

Citibank, N.A.

	British Pound	Sell	3/22/12	14,157	14,085	(72)

	Canadian Dollar	Buy	3/22/12	12,122	12,032	90

	Danish Krone	Buy	3/22/12	20,610	20,358	252

	Euro	Sell	3/22/12	420,373	418,318	(2,055)

	Hong Kong Dollar	Sell	3/22/12	228,072	228,092	20

	Norwegian Krone	Sell	3/22/12	23,435	22,588	(847)

	Singapore Dollar	Buy	3/22/12	4,798	4,814	(16)

	Swiss Franc	Buy	3/22/12	96,848	95,397	1,451

Credit Suisse AG

	Australian Dollar	Buy	3/22/12	32,957	32,922	35

	British Pound	Sell	3/22/12	33,563	33,392	(171)

	Canadian Dollar	Buy	3/22/12	99,707	98,920	787

	Euro	Sell	3/22/12	30,912	30,580	(332)

	Japanese Yen	Buy	3/22/12	17,266	18,437	(1,171)

	Norwegian Krone	Sell	3/22/12	11,351	10,929	(422)

	Swiss Franc	Buy	3/22/12	442	438	4

Deutsche Bank AG

	Australian Dollar	Buy	3/22/12	10,272	10,246	26

	British Pound	Buy	3/22/12	17,179	17,086	93

	Euro	Buy	3/22/12	64,089	63,372	717

	Japanese Yen	Buy	3/22/12	41,858	44,738	(2,880)

	Swedish Krona	Sell	3/22/12	5,391	5,302	(89)

	Swiss Franc	Buy	3/22/12	35,157	34,807	350

Goldman Sachs International

	British Pound	Sell	3/22/12	5,408	5,382	(26)

	Euro	Buy	3/22/12	44,635	44,120	515

	Japanese Yen	Buy	3/22/12	105,343	112,560	(7,217)

	Norwegian Krone	Sell	3/22/12	42,652	41,066	(1,586)

	Swedish Krona	Buy	3/22/12	52,642	52,105	537

	Swiss Franc	Buy	3/22/12	12,272	12,159	113

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/22/12	69,872	69,810	62

	British Pound	Buy	3/22/12	47,720	47,439	281

	Canadian Dollar	Buy	3/22/12	220,932	219,257	1,675

	Euro	Buy	3/22/12	72,483	71,650	833

	Hong Kong Dollar	Sell	3/22/12	76,639	76,652	13

	Japanese Yen	Sell	3/22/12	90,728	96,933	6,205

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	103,899	103,671	228

	British Pound	Buy	3/22/12	34,200	34,041	159

	Canadian Dollar	Sell	3/22/12	9,294	9,214	(80)

21

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $3,814,968) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Euro	Buy	3/22/12	$241,964	$239,234	$2,730

	Israeli Shekel	Buy	3/22/12	5,073	5,151	(78)

	Japanese Yen	Buy	3/22/12	48,416	51,760	(3,344)

	Swiss Franc	Buy	3/22/12	31,509	31,205	304

State Street Bank and Trust Co.

	Australian Dollar	Buy	3/22/12	131,399	131,273	126

	Canadian Dollar	Sell	3/22/12	14,345	14,240	(105)

	Euro	Buy	3/22/12	95,533	94,316	1,217

	Israeli Shekel	Buy	3/22/12	5,099	5,174	(75)

	Swedish Krona	Buy	3/22/12	16,838	16,569	269

UBS AG

	Australian Dollar	Sell	3/22/12	2,568	2,565	(3)

	British Pound	Sell	3/22/12	225,080	224,094	(986)

	Canadian Dollar	Sell	3/22/12	5,152	5,112	(40)

	Euro	Buy	3/22/12	93,002	92,644	358

	Israeli Shekel	Buy	3/22/12	5,099	5,178	(79)

	Norwegian Krone	Sell	3/22/12	16,732	16,111	(621)

	Swiss Franc	Buy	3/22/12	27,750	27,477	273

Westpac Banking Corp.

	Australian Dollar	Buy	3/22/12	4,066	4,058	8

	British Pound	Buy	3/22/12	28,950	28,488	462

	Canadian Dollar	Buy	3/22/12	150,419	149,057	1,362

	Euro	Sell	3/22/12	54,629	54,043	(586)

	Japanese Yen	Sell	3/22/12	16,580	17,726	1,146

Total						$1,162

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Financials	$7,346,650	$2,161,210	$110

Total common stocks	7,346,650	2,161,210	110
Warrants	$15,381	$92,248	$—

Short-term investments	134,259	—	—

Totals by level	$7,496,290	$2,253,458	$110

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,162	$—

Totals by level	$—	$1,162	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $8,748,613)	$9,615,599
Affiliated issuers (identified cost $134,259) (Notes 1 and 6)	134,259

Foreign currency (cost $2,774) (Note 1)	2,774

Dividends, interest and other receivables	13,139

Receivable for shares of the fund sold	988

Unrealized appreciation on forward currency contracts (Note 1)	26,661

Receivable from Manager (Note 2)	9,682

Total assets	9,803,102

LIABILITIES

Payable for shares of the fund repurchased	554

Payable for investor servicing fees (Note 2)	2,514

Payable for custodian fees (Note 2)	13,630

Payable for Trustee compensation and expenses (Note 2)	1,332

Payable for administrative services (Note 2)	35

Payable for distribution fees (Note 2)	4,927

Payable for auditing fees	25,741

Unrealized depreciation on forward currency contracts (Note 1)	25,499

Other accrued expenses	6,791

Total liabilities	81,023

Net assets	$9,722,079

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,224,912

Undistributed net investment income (Note 1)	29,873

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(401,042)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	868,336

Total — Representing net assets applicable to capital shares outstanding	$9,722,079

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($5,280,694 divided by 477,845 shares)	$11.05

Offering price per class A share (100/94.25 of $11.05)*	$11.72

Net asset value and offering price per class B share ($356,051 divided by 32,461 shares)**	$10.97

Net asset value and offering price per class C share ($2,758,873 divided by 253,325 shares)**	$10.89

Net asset value and redemption price per class M share ($74,022 divided by 6,723 shares)	$11.01

Offering price per class M share (100/96.50 of $11.01)*	$11.41

Net asset value, offering price and redemption price per class R share
($353,463 divided by 32,152 shares)	$10.99

Net asset value, offering price and redemption price per class Y share
($898,976 divided by 81,241 shares)	$11.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,156)	$87,430

Interest (including interest income of $96 from investments in affiliated issuers) (Note 6)	153

Securities lending (Note 1)	4

Total investment income	87,587

EXPENSES

Compensation of Manager (Note 2)	25,963

Investor servicing fees (Note 2)	14,065

Custodian fees (Note 2)	13,501

Trustee compensation and expenses (Note 2)	289

Administrative services (Note 2)	111

Distribution fees — Class A (Note 2)	6,085

Distribution fees — Class B (Note 2)	1,668

Distribution fees — Class C (Note 2)	8,991

Distribution fees — Class M (Note 2)	244

Distribution fees — Class R (Note 2)	732

Reports to shareholders	6,988

Auditing	29,759

Other	1,069

Fees waived and reimbursed by Manager (Note 2)	(43,537)

Total expenses	65,928

Expense reduction (Note 2)	(29)

Net expenses	65,899

Net investment income	21,688

Net realized loss on investments (Notes 1 and 3)	(241,264)

Net realized gain on swap contracts (Note 1)	6,472

Net realized loss on foreign currency transactions (Note 1)	(69,496)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	13,714

Net unrealized appreciation of investments and swap contracts during the period	1,024,761

Net gain on investments	734,187

Net increase in net assets resulting from operations	$755,875

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$21,688	$67,085

Net realized gain (loss) on investments
and foreign currency transactions	(304,288)	130,341

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,038,475	(493,196)

Net increase (decrease) in net assets resulting
from operations	755,875	(295,770)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(73,380)	(51,683)

Class B	(2,289)	(1,492)

Class C	(35,001)	(1,215)

Class M	(803)	(116)

Class R	(3,926)	(2,296)

Class Y	(14,226)	(9,714)

Net realized short-term gain on investments

Class A	—	(243,121)

Class B	—	(18,463)

Class C	—	(16,391)

Class M	—	(1,112)

Class R	—	(9,595)

Class Y	—	(36,073)

From net realized long-term gain on investments
Class A	(36,690)	(151,236)

Class B	(2,571)	(11,485)

Class C	(17,868)	(10,196)

Class M	(481)	(692)

Class R	(2,239)	(5,969)

Class Y	(6,003)	(22,439)

Redemption fees (Note 1)	926	2,407

Increase from capital share transactions (Note 4)	2,365,157	1,818,104

Total increase in net assets	2,926,481	931,453

NET ASSETS

Beginning of period	6,795,598	5,864,145

End of period (including undistributed net investment
income of $29,873 and $137,810, respectively)	$9,722,079	$6,795,598

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [e]	(%)

Class A
February 29, 2012**	$10.36	.03	.88	.91	(.15)	(.07)	(.22)	—	$11.05	9.16*	$5,281	.71*	.34*	40*
August 31, 2011	11.59	.12	(.25)	(.13)	(.13)	(.97)	(1.10)	—	10.36	(2.42)	4,838	1.40	.95	103
August 31, 2010	13.64	.14	(1.53)	(1.39)	(.23)	(.43)	(.66)	—	11.59	(10.71)	4,647	1.49	1.05	101
August 31, 2009†	10.00	.12	3.53	3.65	(.01)	—	(.01)	—	13.64	36.51*	7,166	1.06*	1.12*	46*

Class B
February 29, 2012**	$10.24	— [b]	.87	.87	(.07)	(.07)	(.14)	—	$10.97	8.72*	$356	1.09*	(.05)*	40*
August 31, 2011	11.47	.02	(.23)	(.21)	(.05)	(.97)	(1.02)	—	10.24	(3.08)	344	2.15	.18	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.19)	(.43)	(.62)	—	11.47	(11.38)	326	2.24	.25	101
August 31, 2009†	10.00	.03	3.55	3.58	(.01)	—	(.01)	—	13.57	35.78*	226	1.58*	.23*	46*

Class C
February 29, 2012**	$10.25	— [b]	.85	.85	(.14)	(.07)	(.21)	—	$10.89	8.73*	$2,759	1.09*	.05*	40*
August 31, 2011	11.48	.04	(.25)	(.21)	(.05)	(.97)	(1.02)	—	10.25	(3.10)	446	2.15	.33	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.18)	(.43)	(.61)	—	11.48	(11.37)	345	2.24	.21	101
August 31, 2009†	10.00	.01	3.57	3.58	(.01)	—	(.01)	—	13.57	35.78*	233	1.58*	.12*	46*

Class M
February 29, 2012**	$10.33	.01	.86	.87	(.12)	(.07)	(.19)	—	$11.01	8.81*	$74	.96*	.08*	40*
August 31, 2011	11.54	.07	(.24)	(.17)	(.07)	(.97)	(1.04)	—	10.33	(2.77)	68	1.90	.54	103
August 31, 2010	13.59	.08	(1.54)	(1.46)	(.16)	(.43)	(.59)	—	11.54	(11.20)	23	1.99	.59	101
August 31, 2009†	10.00	.08	3.52	3.60	(.01)	—	(.01)	—	13.59	36.00*	22	1.41*	.74*	46*

Class R
February 29, 2012**	$10.31	.02	.86	.88	(.13)	(.07)	(.20)	—	$10.99	8.89*	$353	.84*	.20*	40*
August 31, 2011	11.57	.11	(.25)	(.14)	(.15)	(.97)	(1.12)	—	10.31	(2.57)	250	1.65	.89	103
August 31, 2010	13.61	.10	(1.52)	(1.42)	(.19)	(.43)	(.62)	—	11.57	(10.88)	13	1.74	.80	101
August 31, 2009†	10.00	.11	3.51	3.62	(.01)	—	(.01)	—	13.61	36.20*	14	1.23*	1.07*	46*

Class Y
February 29, 2012**	$10.39	.05	.87	.92	(.17)	(.07)	(.24)	—	$11.07	9.34*	$899	.59*	.46*	40*
August 31, 2011	11.62	.16	(.26)	(.10)	(.16)	(.97)	(1.13)	—	10.39	(2.14)	849	1.15	1.27	103
August 31, 2010	13.66	.18	(1.54)	(1.36)	(.25)	(.43)	(.68)	—	11.62	(10.47)	509	1.24	1.38	101
August 31, 2009†	10.00	.12	3.55	3.67	(.01)	—	(.01)	—	13.66	36.72*	578	.88*	1.05*	46*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.53%

August 31, 2011	0.97

August 31, 2010	1.50

August 31, 2009	3.88

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the financial industries that Putnam Management believes have favorable potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

28

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

29

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to credit risk, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $10,000 on total return swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $13,075 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

30

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $8,976,625, resulting in gross unrealized appreciation and depreciation of $930,110 and $156,877 respectively, or net unrealized appreciation of $773,233.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

31

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $43,537 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $29 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

32

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,354 and $0 from the sale of class A and class M shares, respectively, and received $0 and $403 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,503,129 and $3,238,058, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	94,656	$944,221	128,452	$1,555,361

Shares issued in connection with
reinvestment of distributions	5,831	54,577	36,800	441,598

	100,487	998,798	165,252	1,996,959

Shares repurchased	(89,486)	(912,077)	(99,565)	(1,220,696)

Net increase	11,001	$86,721	65,687	$776,263

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	8,228	$79,379	18,600	$229,216

Shares issued in connection with
reinvestment of distributions	517	4,813	2,628	31,321

	8,745	84,192	21,228	260,537

Shares repurchased	(9,897)	(101,999)	(16,043)	(201,530)

Net increase (decrease)	(1,152)	$(17,807)	5,185	$59,007

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	210,468	$2,243,719	35,255	$425,138

Shares issued in connection with
reinvestment of distributions	5,721	52,866	2,324	27,723

	216,189	2,296,585	37,579	452,861

Shares repurchased	(6,384)	(63,293)	(24,138)	(279,727)

Net increase	209,805	$2,233,292	13,441	$173,134

33

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	5,118	$53,013

Shares issued in connection with
reinvestment of distributions	138	1,284	160	1,920

	138	1,284	5,278	54,933

Shares repurchased	—	—	(724)	(9,146)

Net increase	138	$1,284	4,554	$45,787

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	11,889	$112,482	25,665	$320,898

Shares issued in connection with
reinvestment of distributions	661	6,165	1,495	17,860

	12,550	118,647	27,160	338,758

Shares repurchased	(4,658)	(46,576)	(4,055)	(45,183)

Net increase	7,892	$72,071	23,105	$293,575

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	17,071	$167,782	66,485	$834,062

Shares issued in connection with
reinvestment of distributions	2,159	20,229	5,681	68,226

	19,230	188,011	72,166	902,288

Shares repurchased	(19,651)	(198,415)	(34,279)	(431,950)

Net increase (decrease)	(421)	$(10,404)	37,887	$470,338

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	247,792	51.9%	$2,738,101

Class M	1,160	17.3	12,777

Class R	1,172	3.6	12,877

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$26,661	Payables	$25,499

	Investments,
Equity contracts	Receivables	107,629	Payables	—

Total		$134,290		$25,499

34

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$(67,951)	$—	$(67,951)

Equity contracts	416	—	6,472	6,888

Total	$416	$(67,951)	$6,472	$(61,063)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants*	contracts	Swaps	Total

Foreign exchange
contracts	$—	$13,615	$—	$13,615

Equity contracts	12,196	—	(3,485)	8,711

Total	$12,196	$13,615	$(3,485)	$22,326

*For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $96 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,703,488 and $1,840,722, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA720
273269 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGIAX

Putnam Global Industrials Fund

Semiannual report
2|29|12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of industrial companies worldwide.

Putnam
Global Industrials
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing opportunities in industrial products and services worldwide

When Wilbur and Orville Wright successfully flew the first airplane in 1903, they introduced to the world more than fuel-powered flight. Their innovative thinking also helped to found the aerospace industry. Today, aerospace companies are creating state-of-the-art commercial airplanes and developing advanced engineering solutions that reach across businesses. At the same time, companies in a broad range of manufacturing industries — among them electronics, machinery, and construction — are designing groundbreaking technologies that increase efficiency while reducing the impact of industrial production on the environment. Together, these industries help to drive demand in the industrials sector.

Putnam Global Industrials Fund seeks companies that can profit from the worldwide demand for industrial products, services, and equipment.

This can include those companies that produce aerospace and defense equipment, building and home improvement products, electrical components and machinery, and other commodities. The fund may also invest in service providers such as civil engineering firms and contractors, commercial printers, and transportation companies.

The fund’s portfolio managers conduct their fundamental research with support from analysts across Putnam’s Global Equity Research organization. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

The fund invests primarily in midsize and large companies, but can invest in companies of any size. The fund also diversifies geographically, targeting stocks in markets around the world.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio managers

How did Putnam Global Industrials Fund perform for the six-month period ended February 29, 2012?

Ned: Despite a volatile investment environment and continued economic uncertainty, Putnam Global Industrials Fund outperformed its benchmark, MSCI World Industrials Index. Several subsectors contributed to the fund’s outperformance, including aerospace and defense, machinery, and engineering and construction. During a tumultuous time in the markets — which raised concerns about the momentum of the global economic recovery — stocks within the cyclical sectors, such as materials and industrials, became less expensive in 2011, creating opportunities for selective stock picking.

How would you characterize the investment environment during the period?

Ned: The first half of the period was marked by heightened volatility. The fourth quarter followed a global sell-off in equities in August after mounting debt problems in Europe and the United States. Concerns about a double-dip recession in developed markets also fueled investor anxiety. The European debt crisis played a central role during this period, raising concerns among investors and fueling risk aversion. However, with improving economic data in the United States, fears of a double-dip recession faded throughout the fourth quarter. Corporate earnings continued to show strength. And following several European Union [EU] summits, and elections

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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in Greece and Italy, equities rallied in the final weeks of the quarter. Most markets recouped their losses by the end of the year.

The equity rally continued into the first two months of 2012. But investor anxiety would remain, driven by macroeconomic events, as ongoing news about the European debt crisis made headlines. It was not until the final weeks of the reporting period that Greece received a second bailout, a detailed agreement was worked out to deal with the ongoing debt problems in the region, and EU leaders announced a turning point in the crisis.

How have the sovereign debt issues in the eurozone countries affected the industrials sector?

Ferat: The European sovereign debt crisis has had a significant impact on the global economic recovery story and the outlook for global growth. Dampened expectations for growth resulted in a slowdown in demand and manufacturing in many sectors. The focus on sovereign debt, not only in the eurozone, but also globally, has led many governments to pare back spending, engage in austerity budget planning, and revise growth expectations. In addition to austerity measures across the eurozone, restrictive “cooling” measures taken by China in 2011 have had an impact on aggregate demand for industrial goods and services.

How would a decline in U.S. defense spending affect the sector?

Ferat: The investment opportunities in the defense sector tend to be U.S.-based, as defense budgets in many countries, especially Europe, have not grown for many years. In the United States, the core defense budget is expected to be slightly down, making it challenging for companies to grow. But, in our view, that trend will create differentiation within the sector in several ways. First, we prefer providers of force multipliers, such as defense electronics and unmanned systems. Secondly, we choose to invest with management teams who minimize contract risk. In addition, we are monitoring the potential for corporate transactions within the defense sector that could unlock shareholder value.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

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Where are you finding opportunities within the automotive subsector?

Ned: We believe that recovery in the automotive industry remains on track in key markets, such as the United States. Despite an expected contraction in European automotive production in 2012, we expect global automotive production to grow in the mid-single digits in 2012. The future of global automotive growth will continue, in our view, to be underpinned by strength in the emerging markets, such as Brazil, Russia, India, and China. Continually rising per-capita incomes support our bullish medium-term view. The portfolio’s strategy focuses on suppliers to the industry such as manufacturers of replacement parts, tires, and navigation equipment as well as grinding equipment, conveyor belts, and robotics needed to assemble the cars.

How did the fund use derivatives during the reporting period?

Ferat: We used forward currency contracts to hedge foreign exchange risk. We also purchased options to express stock-specific views in a way to optimize our risk/reward. We always pay a premium and, as a policy, do not sell options on stocks.

What were some of the holdings that contributed to fund performance?

Ferat: Brazilian airplane manufacturer Embraer, an out-of-benchmark selection, was a top contributor to fund performance. The stock benefited from continued market share gains. Embraer became a significant manufacturer of regional jets in the 1990s. Embraer also entered the business jet market and continues to grow its product line. Finally, we believe that the company is well positioned to benefit from growth opportunities in the Brazilian defense industry.

Ohio-based Timken also contributed to performance. Timken provides friction management tools. As makers of precision and temperature resistant tools, Timken

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

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serves a range of industries, including aerospace, agriculture, automotive, coal, oil and gas, construction, and health care. In recent years, Timken has grown in new areas of mechanical power transmission and has shown strong execution.

Honeywell International, a U.S. conglomerate, also contributed to fund performance. Honeywell has exposure to attractive end markets such as aviation, automation, and safety control technology. Management continued to focus on strong execution, new product introductions, and geographic expansion.

What were some of the detractors from performance?

Ned: French aerospace supplier Safran detracted from performance. Safran is a manufacturer in the aerospace, defense, and security industries, making propulsion systems for aircraft, engines, missiles, and drones. Safran is also involved in the service business, providing maintenance, repair, and parts. With the uncertainty surrounding the European debt crisis, prospects for growth in government spending in the region have dimmed, and Safran’s stocks suffered as a result. Safran is no longer a holding in the fund.

Mitsubishi Electric, a maker of electric and electronic equipment, also detracted from performance. Mitsubishi has been the focus of several investigations, including by the Japan Fair Trade Commission and the FBI in 2011 regarding automotive equipment. In recent weeks, Mitsubishi received from Japan’s Ministry of Defense a 90-day suspension from bidding on government contracts. The suspension followed the revelation that Mitsubishi had overcharged Japan’s Ministry of Defense, as well as two other government agencies, for expenses.

First Solar, an Arizona-based manufacturer of solar panels, also held back fund performance. Investors began losing confidence in the company as it struggled to adjust its business model to meet the challenges of falling solar module prices in the market, higher manufacturing costs, and rising warranty claims. This past fall, First Solar announced a restructuring, including

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

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management changes, shift in strategy, and layoffs. The company also lowered its revenue outlook. First Solar is no longer a holding in the fund.

What is your outlook for the industrials sector, and how is the fund positioned?

Ned: Corporate earnings, especially among large-cap companies, have remained strong over the reporting period. We have identified many names where we have conviction in the trajectory and sustainability of earnings. Our conviction relative to the market’s fear is the source of our opportunity.

Ferat: Long-term trends, such as ongoing urbanization, an emerging middle class in the developing world, and an appetite for energy continue to favor industrials. That being said, tail risks, which are low-probability events — both geopolitical and macroeconomic — that could have significant impact, should be factored in, especially considering that the industrial cycle has been going up for over two years now. Our focus has been to identify the most convex risk/reward profiles. In other words, we want to be invested in stocks with promising long-term potential if the economy continues to grow, but we also want to make sure that we have relative downside protection if the tail risks materialize.

Thank you, Ned and Ferat, for the update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Ferat Ongoren has an M.B.A. from the Stern School of Business at New York University and a B.A. from Bosphorus University in Istanbul, Turkey. He joined Putnam in 2009 and has been in the investment industry since 1997.

Portfolio Manager Nathaniel N. Salter has an M.B.A. from Harvard Business School and an A.B. from Kenyon College. He has been in the investment industry since he joined Putnam in 2001.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	67.02%	57.41%	63.23%	60.23%	63.22%	63.22%	64.62%	58.90%	65.94%	68.41%
Annual average	17.41	15.25	16.57	15.89	16.57	16.57	16.88	15.59	17.17	17.71

3 years	110.67	98.62	106.19	103.19	106.18	106.18	107.69	100.34	109.33	112.14
Annual average	28.19	25.70	27.28	26.66	27.28	27.28	27.59	26.06	27.92	28.49

1 year	–7.57	–12.90	–8.27	–12.60	–8.26	–9.12	–8.03	–11.23	–7.80	–7.38

6 months	10.72	4.33	10.27	5.27	10.32	9.32	10.36	6.47	10.52	10.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

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Comparative index returns For periods ended 2/29/12

MSCI World Industrials Index (ND)

Life of fund	61.77%
Annual average	16.24

3 years	109.11
Annual average	27.88

1 year	–3.19

6 months	10.30

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.312		$0.255	$0.224	$0.256		$0.281	$0.361

Capital gains — Long-term	0.451		0.451	0.451	0.451		0.451	0.451

Capital gains — Short-term	—		—	—	—		—	—

Total	$0.763		$0.706	$0.675	$0.707		$0.732	$0.812

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.24	$14.05	$13.06	$13.04	$13.16	$13.64	$13.24	$13.30

2/29/12	13.77	14.61	13.58	13.60	13.70	14.20	13.78	13.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	68.83%	59.13%	64.91%	61.91%	64.90%	64.90%	66.42%	60.64%	67.74%	70.25%
Annual average	17.28	15.19	16.45	15.80	16.45	16.45	16.77	15.52	17.05	17.58

3 years	100.54	89.06	96.38	93.38	96.38	96.38	97.95	91.12	99.50	102.20
Annual average	26.11	23.65	25.23	24.59	25.23	25.23	25.56	24.10	25.89	26.45

1 year	–7.15	–12.47	–7.79	–12.14	–7.78	–8.65	–7.54	–10.80	–7.38	–6.95

6 months	28.30	20.97	27.86	22.86	27.94	26.94	28.12	23.59	28.18	28.42

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	1.88%	2.63%	2.63%	2.38%	2.13%	1.63%

Annualized expense ratio for the six-month period
ended 2/29/12	1.44%	2.19%	2.19%	1.94%	1.69%	1.19%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.54	$11.45	$11.45	$10.15	$8.85	$6.24

Ending value (after expenses)	$1,107.20	$1,102.70	$1,103.20	$1,103.60	$1,105.20	$1,108.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.22	$10.97	$10.97	$9.72	$8.47	$5.97

Ending value (after expenses)	$1,017.70	$1,013.97	$1,013.97	$1,015.22	$1,016.46	$1,018.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrial sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (98.1%)*	Shares	Value

Aerospace and defense (35.9%)
Embraer SA ADR (Brazil)	18,354	$551,721

General Dynamics Corp.	9,000	659,070

Honeywell International, Inc.	14,528	865,433

L-3 Communications Holdings, Inc.	1,954	137,269

MTU Aero Engines Holding AG (Germany)	3,359	255,847

Northrop Grumman Corp.	5,319	318,129

Precision Castparts Corp.	957	160,231

Rockwell Collins, Inc.	500	29,645

United Technologies Corp.	10,761	902,525

		3,879,870
Air freight and logistics (0.6%)
Deutsche Post AG (Germany)	3,822	67,139

		67,139
Airlines (1.8%)
US Airways Group, Inc. †	26,500	196,365

		196,365
Auto components (1.1%)
Johnson Controls, Inc.	3,600	117,468

		117,468
Automobiles (0.6%)
Fiat SpA (Italy) S	11,507	66,566

		66,566
Commercial services and supplies (0.1%)
Iron Mountain, Inc.	463	14,376

		14,376
Construction and engineering (2.5%)
Daelim Industrial Co., Ltd. (South Korea)	806	90,120

Fluor Corp.	700	42,336

JGC Corp. (Japan)	3,000	86,869

KEPCO Engineering & Construction Co., Inc. (South Korea)	566	51,770

		271,095
Construction materials (0.5%)
China Shanshui Cement Group, Ltd. (China)	63,000	57,680

		57,680
Electrical equipment (9.0%)
Cooper Industries PLC	1,737	106,339

Hubbell, Inc. Class B	2,100	157,962

Mitsubishi Electric Corp. (Japan)	30,000	269,685

Schneider Electric SA (France)	2,786	189,338

Sensata Technologies Holding NV (Netherlands) †	7,519	243,616

		966,940
Electronic equipment, instruments, and components (1.2%)
Hollysys Automation Technologies, Ltd. (China) †	12,300	124,968

		124,968
Household durables (1.1%)
Lennar Corp.	5,000	116,900

		116,900
Independent power producers and energy traders (0.3%)
China WindPower Group, Ltd. (China) †	680,000	33,899

		33,899

17

COMMON STOCKS (98.1%)* cont.	Shares	Value

Industrial conglomerates (22.3%)
General Electric Co.	43,960	$837,438

Siemens AG (Germany)	6,185	616,867

Tyco International, Ltd.	18,337	950,223

		2,404,528
Machinery (16.4%)
China National Materials Co., Ltd. (China)	72,000	34,752

Eaton Corp.	3,187	166,330

Fiat Industrial SpA (Italy) †	49,850	531,321

Illinois Tool Works, Inc.	1,008	56,136

Ingersoll-Rand PLC	1,692	67,477

Invensys PLC (United Kingdom)	26,821	88,795

Joy Global, Inc.	2,335	203,052

Metso Corp. OYJ (Finland)	2,914	138,405

Sumitomo Heavy Industries, Ltd. (Japan)	25,000	136,471

Timken Co.	5,242	274,681

Zardoya Otis SA (Spain)	5,494	74,075

		1,771,495
Trading companies and distributors (3.6%)
Mitsui & Co., Ltd. (Japan)	13,100	226,028

WESCO International, Inc. †	2,558	160,873

		386,901
Transportation infrastructure (1.1%)
Fraport AG (Germany)	2,011	123,685

		123,685

Total common stocks (cost $9,583,875)		$10,599,875

SHORT-TERM INVESTMENTS (2.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	67,314	$67,314

Putnam Money Market Liquidity Fund 0.09% [e]	193,674	193,674

Total short-term investments (cost $260,988)		$260,988

TOTAL INVESTMENTS

Total investments (cost $9,844,863)		$10,860,863

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,809,889.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

18

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $99,751 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	62.3%	France	1.8%

Germany	9.9	South Korea	1.3

Japan	6.7	Finland	1.3

Italy	5.5	United Kingdom	0.8

Brazil	5.1	Spain	0.7

China	2.3	Total	100.0%

Netherlands	2.3

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $8,548,058) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$43,443	$43,396	$47

	British Pound	Sell	3/22/12	17,656	17,566	(90)

	Canadian Dollar	Buy	3/22/12	54,854	54,414	440

	Euro	Buy	3/22/12	147,630	146,277	1,353

	Norwegian Krone	Buy	3/22/12	6,400	6,163	237

	Singapore Dollar	Buy	3/22/12	46,856	47,035	(179)

	Swedish Krona	Buy	3/22/12	250,405	246,364	4,041

	Swiss Franc	Sell	3/22/12	43,449	43,054	(395)

Barclays Bank PLC

	Australian Dollar	Buy	3/22/12	41,624	41,583	41

	British Pound	Buy	3/22/12	129,799	129,206	593

	Canadian Dollar	Buy	3/22/12	47,985	47,616	369

	Euro	Buy	3/22/12	259,419	256,674	2,745

	Hong Kong Dollar	Sell	3/22/12	27,424	27,427	3

	Japanese Yen	Sell	3/22/12	186,057	198,808	12,751

	Swedish Krona	Sell	3/22/12	50,362	49,525	(837)

	Swiss Franc	Sell	3/22/12	50,635	50,173	(462)

Citibank, N.A.

	British Pound	Buy	3/22/12	90,828	90,363	465

	Canadian Dollar	Buy	3/22/12	20,305	20,154	151

	Danish Krone	Buy	3/22/12	91,975	90,850	1,125

	Euro	Sell	3/22/12	365,212	361,340	(3,872)

	Hong Kong Dollar	Sell	3/22/12	322,387	322,416	29

	Singapore Dollar	Sell	3/22/12	10,715	10,752	37

	Swedish Krona	Buy	3/22/12	36,393	35,841	552

	Swiss Franc	Buy	3/22/12	172,579	170,994	1,585

19

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $8,548,058) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG

	British Pound	Sell	3/22/12	$39,131	$38,931	$(200)

	Canadian Dollar	Buy	3/22/12	84,756	84,087	669

	Euro	Sell	3/22/12	79,544	78,691	(853)

	Japanese Yen	Buy	3/22/12	135,296	143,971	(8,675)

	Norwegian Krone	Buy	3/22/12	13,550	13,046	504

	Swedish Krona	Sell	3/22/12	69,933	68,726	(1,207)

	Swiss Franc	Buy	3/22/12	15,589	15,436	153

Deutsche Bank AG

	Euro	Buy	3/22/12	18,387	18,182	205

	Swedish Krona	Buy	3/22/12	103,276	101,574	1,702

	Swiss Franc	Buy	3/22/12	122,829	121,607	1,222

Goldman Sachs International

	Australian Dollar	Buy	3/22/12	45,904	45,851	53

	British Pound	Sell	3/22/12	28,632	28,492	(140)

	Canadian Dollar	Buy	3/22/12	84,857	84,209	648

	Euro	Sell	3/22/12	364,679	360,466	(4,213)

	Japanese Yen	Buy	3/22/12	741,264	792,052	(50,788)

	Norwegian Krone	Buy	3/22/12	20,843	20,069	774

	Swedish Krona	Buy	3/22/12	86,951	85,496	1,455

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/22/12	26,537	26,484	53

	British Pound	Buy	3/22/12	161,613	160,846	767

	Euro	Sell	3/22/12	38,773	38,327	(446)

	Hong Kong Dollar	Buy	3/22/12	200,892	200,912	(20)

	Norwegian Krone	Sell	3/22/12	14,873	14,322	(551)

	Singapore Dollar	Buy	3/22/12	64,847	65,036	(189)

	Swiss Franc	Buy	3/22/12	114,426	113,332	1,094

JPMorgan Chase Bank, N.A.

	British Pound	Sell	3/22/12	43,744	43,549	(195)

	Canadian Dollar	Sell	3/22/12	55,965	55,541	(424)

	Euro	Buy	3/22/12	118,584	117,222	1,362

	Hong Kong Dollar	Buy	3/22/12	145,489	145,510	(21)

	Japanese Yen	Buy	3/22/12	346,651	370,358	(23,707)

	Norwegian Krone	Sell	3/22/12	17,411	16,775	(636)

	Singapore Dollar	Buy	3/22/12	66,366	66,574	(208)

	Swedish Krona	Buy	3/22/12	54,152	53,262	890

	Swiss Franc	Buy	3/22/12	69,540	68,820	720

Royal Bank of Scotland PLC (The)

	British Pound	Buy	3/22/12	73,012	72,673	339

	Canadian Dollar	Buy	3/22/12	26,467	26,239	228

	Euro	Buy	3/22/12	28,647	28,323	324

	Japanese Yen	Buy	3/22/12	142,449	152,287	(9,838)

	Swedish Krona	Sell	3/22/12	50,452	49,577	(875)

	Swiss Franc	Sell	3/22/12	59,037	58,468	(569)

20

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $8,548,058) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Australian Dollar	Sell	3/22/12	$12,947	$12,935	$(12)

	Canadian Dollar	Sell	3/22/12	14,143	14,040	(103)

	Euro	Sell	3/22/12	324,307	320,899	(3,408)

	Swedish Krona	Buy	3/22/12	124,764	122,775	1,989

UBS AG

	Australian Dollar	Buy	3/22/12	29,319	29,287	32

	British Pound	Buy	3/22/12	27,519	27,398	121

	Canadian Dollar	Buy	3/22/12	25,356	25,159	197

	Euro	Sell	3/22/12	521,769	516,937	(4,832)

	Japanese Yen	Buy	3/22/12	66,068	70,592	(4,524)

	Norwegian Krone	Buy	3/22/12	13,693	13,185	508

	Swiss Franc	Buy	3/22/12	19,126	18,938	188

Westpac Banking Corp.

	British Pound	Buy	3/22/12	85,737	85,357	380

	Canadian Dollar	Buy	3/22/12	10,405	10,326	79

	Euro	Buy	3/22/12	532,695	526,981	5,714

	Japanese Yen	Sell	3/22/12	124,198	135,998	11,800

	Swedish Krona	Sell	3/22/12	64,995	63,937	(1,058)

Total						$(62,793)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$300,934	$—	$—

Industrials	9,186,699	895,695	—

Information technology	124,968	—	—

Materials	—	57,680	—

Utilities	—	33,899	—

Total common stocks	9,612,601	987,274	—

Short-term investments	193,674	67,314	—

Totals by level	$9,806,275	$1,054,588	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(62,793)	$—

Totals by level	$—	$(62,793)	$—

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, including $60,151 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,583,875)	$10,599,875
Affiliated issuers (identified cost $260,988) (Notes 1 and 6)	260,988

Dividends, interest and other receivables	27,445

Receivable for shares of the fund sold	3,284

Receivable for investments sold	454,769

Unrealized appreciation on forward currency contracts (Note 1)	60,734

Receivable from Manager (Note 2)	5,167

Total assets	11,412,262

LIABILITIES

Payable for investments purchased	348,688

Payable for shares of the fund repurchased	7,281

Payable for investor servicing fees (Note 2)	2,764

Payable for custodian fees (Note 2)	13,196

Payable for Trustee compensation and expenses (Note 2)	1,448

Payable for administrative services (Note 2)	40

Payable for distribution fees (Note 2)	4,325

Unrealized depreciation on forward currency contracts (Note 1)	123,527

Collateral on securities loaned, at value (Note 1)	67,314

Other accrued expenses	33,790

Total liabilities	602,373

Net assets	$10,809,889

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,664,194

Undistributed net investment income (Note 1)	45,806

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(853,414)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	953,303

Total — Representing net assets applicable to capital shares outstanding	$10,809,889

(Continued on next page)

22

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,315,465 divided by 603,883 shares)	$13.77

Offering price per class A share (100/94.25 of $13.77)*	$14.61

Net asset value and offering price per class B share ($440,715 divided by 32,446 shares)**	$13.58

Net asset value and offering price per class C share ($624,593 divided by 45,931 shares)**	$13.60

Net asset value and redemption price per class M share ($60,860 divided by 4,441 shares)	$13.70

Offering price per class M share (100/96.50 of $13.70)*	$14.20

Net asset value, offering price and redemption price per class R share
($16,599 divided by 1,204 shares)***	$13.78

Net asset value, offering price and redemption price per class Y share
($1,351,657 divided by 97,994 shares)	$13.79

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

***Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $6,081)	$113,175

Interest (including interest income of $41 from investments in affiliated issuers) (Note 6)	41

Securities lending (Note 1)	897

Total investment income	114,113

EXPENSES

Compensation of Manager (Note 2)	33,206

Investor servicing fees (Note 2)	18,205

Custodian fees (Note 2)	16,297

Trustee compensation and expenses (Note 2)	380

Administrative services (Note 2)	130

Distribution fees — Class A (Note 2)	10,222

Distribution fees — Class B (Note 2)	2,325

Distribution fees — Class C (Note 2)	2,987

Distribution fees — Class M (Note 2)	278

Distribution fees — Class R (Note 2)	37

Reports to shareholders	9,164

Auditing	30,268

Other	1,698

Fees waived and reimbursed by Manager (Note 2)	(47,465)

Total expenses	77,732

Expense reduction (Note 2)	(14)

Net expenses	77,718

Net investment income	36,395

Net realized loss on investments (Notes 1 and 3)	(707,146)

Net realized loss on foreign currency transactions (Note 1)	(22,501)

Net realized gain on written options (Notes 1 and 3)	54,400

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(42,021)

Net unrealized appreciation of investments during the period	1,661,298

Net gain on investments	944,030

Net increase in net assets resulting from operations	$980,425

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$36,395	$83,618

Net realized gain (loss) on investments
and foreign currency transactions	(675,247)	729,698

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	1,619,277	(866,526)

Net increase (decrease) in net assets resulting
from operations	980,425	(53,210)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(191,035)	(163,249)

Class B	(10,581)	(3,807)

Class C	(10,409)	(6,085)

Class M	(1,395)	(631)

Class R	(319)	(303)

Class Y	(31,339)	(15,393)

Net realized short-term gain on investments

Class A	—	(532,748)

Class B	—	(16,422)

Class C	—	(23,822)

Class M	—	(2,480)

Class R	—	(1,128)

Class Y	—	(46,277)

From net realized long-term gain on investments
Class A	(276,145)	(83,390)

Class B	(18,714)	(2,570)

Class C	(20,957)	(3,729)

Class M	(2,458)	(388)

Class R	(510)	(177)

Class Y	(39,152)	(7,244)

Redemption fees (Note 1)	2,308	7,643

Increase (decrease) from capital share transactions (Note 4)	(1,047,154)	6,965,953

Total increase (decrease) in net assets	(667,435)	6,010,543

NET ASSETS

Beginning of period	11,477,324	5,466,781

End of period (including undistributed net investment
income of $45,806 and $254,489, respectively)	$10,809,889	$11,477,324

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 29, 2012 **	$13.24	.05	1.24	1.29	(.31)	(.45)	(.76)	— [e]	$13.77	10.72 *	$8,315	.71 *	.37 *	70 *
August 31, 2011	12.51	.10	1.99 [f]	2.09	(.29)	(1.08)	(1.37)	.01	13.24	15.62	9,243	1.40	.65	122
August 31, 2010	11.67	.01	1.33	1.34	(.17)	(.33)	(.50)	— [e]	12.51	11.55	4,749	1.46	.08	129
August 31, 2009†	10.00	.12	1.57	1.69	(.02)	—	(.02)	— [e]	11.67	16.96 *	3,787	.94 *	1.22 *	211 *

Class B
February 29, 2012 **	$13.06	— [e]	1.23	1.23	(.26)	(.45)	(.71)	— [e]	$13.58	10.27 *	$441	1.09 *	(.01) *	70 *
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.22)	(1.08)	(1.30)	.01	13.06	14.82	376	2.15	(.11)	122
August 31, 2010	11.61	(.08)	1.33	1.25	(.15)	(.33)	(.48)	— [e]	12.38	10.81	128	2.21	(.64)	129
August 31, 2009†	10.00	.05	1.58	1.63	(.02)	—	(.02)	— [e]	11.61	16.34 *	45	1.47 *	.44 *	211 *

Class C
February 29, 2012 **	$13.04	— [e]	1.23	1.23	(.22)	(.45)	(.67)	— [e]	$13.60	10.32 *	$625	1.09 *	— *	70 *
August 31, 2011	12.38	(.02)	1.99 [f]	1.97	(.24)	(1.08)	(1.32)	.01	13.04	14.81	648	2.15	(.10)	122
August 31, 2010	11.62	(.08)	1.31	1.23	(.14)	(.33)	(.47)	— [e]	12.38	10.67	145	2.21	(.63)	129
August 31, 2009†	10.00	.05	1.59	1.64	(.02)	—	(.02)	— [e]	11.62	16.44 *	21	1.47 *	.54 *	211 *

Class M
February 29, 2012 **	$13.16	.01	1.24	1.25	(.26)	(.45)	(.71)	— [e]	$13.70	10.36 *	$61	.96 *	.11 *	70 *
August 31, 2011	12.44	.02	2.01 [f]	2.03	(.24)	(1.08)	(1.32)	.01	13.16	15.24	82	1.90	.12	122
August 31, 2010	11.64	(.05)	1.32	1.27	(.14)	(.33)	(.47)	— [e]	12.44	10.98	24	1.96	(.41)	129
August 31, 2009†	10.00	.09	1.57	1.66	(.02)	—	(.02)	— [e]	11.64	16.64 *	12	1.29 *	.88 *	211 *

Class R
February 29, 2012 **	$13.24	.03	1.24	1.27	(.28)	(.45)	(.73)	— [e]	$13.78	10.52 *	$17	.84 *	.26 *	70 *
August 31, 2011	12.49	.05	2.02 [f]	2.07	(.25)	(1.08)	(1.33)	.01	13.24	15.52	15	1.65	.30	122
August 31, 2010	11.66	(.02)	1.32	1.30	(.14)	(.33)	(.47)	— [e]	12.49	11.22	13	1.71	(.16)	129
August 31, 2009†	10.00	.10	1.58	1.68	(.02)	—	(.02)	— [e]	11.66	16.85 *	12	1.12 *	1.06 *	211 *

Class Y
February 29, 2012 **	$13.30	.06	1.24	1.30	(.36)	(.45)	(.81)	— [e]	$13.79	10.80 *	$1,352	.59 *	.50 *	70 *
August 31, 2011	12.54	.13	2.01 [f]	2.14	(.31)	(1.08)	(1.39)	.01	13.30	16.00	1,114	1.15	.86	122
August 31, 2010	11.69	.04	1.33	1.37	(.19)	(.33)	(.52)	— [e]	12.54	11.82	408	1.21	.33	129
August 31, 2009†	10.00	.12	1.59	1.71	(.02)	—	(.02)	— [e]	11.69	17.18 *	144	.76 *	1.15 *	211 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class, reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.45%

August 31, 2011	0.48

August 31, 2010	2.16

August 31, 2009	5.57

e Amount represents less than $0.01 per share.

f The amount of net realized and unrealized gain shown for a share outstanding for the period ending August 31, 2011, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

28

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating in the industrial products, services or equipment industries. The fund invests mainly in common stocks (growth or value or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

29

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

30

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. For the reporting period, the transaction volume of purchased options contracts was minimal.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $104,274 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $60,151 and the fund received cash collateral of $67,314.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

31

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $10,022,416, resulting in gross unrealized appreciation and depreciation of $1,136,004 and $297,557, respectively, or net unrealized appreciation of $838,447.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

32

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $47,465 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $14 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

33

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $738 and no monies from the sale of class A and class M shares, respectively, and received no monies and $253 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,413,409 and $9,379,672, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	160,000	54,400

Options exercised	—	—

Options expired	(160,000)	(54,400)

Options closed	—	—

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	63,885	$852,364	787,677	$12,211,385

Shares issued in connection with
reinvestment of distributions	25,034	295,907	50,894	752,215

	88,919	1,148,271	838,571	12,963,600

Shares repurchased	(182,942)	(2,332,950)	(520,216)	(7,728,646)

Net increase (decrease)	(94,023)	$(1,184,679)	318,355	$5,234,954

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	20,046	$236,800	30,335	$456,872

Shares issued in connection with
reinvestment of distributions	2,510	29,295	1,551	22,728

	22,556	266,095	31,886	479,600

Shares repurchased	(18,877)	(245,365)	(13,434)	(185,410)

Net increase	3,679	$20,730	18,452	$294,190

34

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	3,450	$43,123	48,087	$729,214

Shares issued in connection with
reinvestment of distributions	2,669	31,201	2,262	33,095

	6,119	74,324	50,349	762,309

Shares repurchased	(9,888)	(121,496)	(12,344)	(185,340)

Net increase (decrease)	(3,769)	$(47,172)	38,005	$576,969

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	4,164	$65,635

Shares issued in connection with
reinvestment of distributions	327	3,853	238	3,499

	327	3,853	4,402	69,134

Shares repurchased	(2,095)	(27,278)	(87)	(1,298)

Net increase (decrease)	(1,768)	$(23,425)	4,315	$67,836

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	201	$3,001

Shares issued in connection with
reinvestment of distributions	70	829	109	1,607

	70	829	310	4,608

Shares repurchased	—	—	(217)	(2,630)

Net increase	70	$829	93	$1,978

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	24,046	$312,716	68,349	$1,062,226

Shares issued in connection with
reinvestment of distributions	5,959	70,491	4,650	68,913

	30,005	383,207	72,999	1,131,139

Shares repurchased	(15,744)	(196,644)	(21,818)	(341,113)

Net increase	14,261	$186,563	51,181	$790,026

At the close of the reporting period, Putnam Investments, LLC owned the following class shares:

	Shares owned	Percentage of ownership	Value at 2/29/12

Class A	196,001	32.5%	$2,698,930

Class R	1,204	100.0	16,599

35

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$60,734	Payables	$123,527

Total		$60,734		$123,527

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(22,404)	$(22,404)

Equity contracts	(208,189)	—	$(208,189)

Total	$(208,189)	$(22,404)	$(230,593)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$(42,156)	$(42,156)

Equity contracts	90,854	—	$90,854

Total	$90,854	$(42,156)	$48,698

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $41 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,652,819 and $1,505,191, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA721
273262 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGTAX

Putnam Global Technology Fund

Semiannual report
2|29|12

A world of investing.™

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of technology companies worldwide.

Putnam
Global Technology
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in technology companies worldwide

In 1937, the year Putnam Investments was founded, a law student named Chester Carlson developed an innovative process for reproducing words on a page in just minutes. Despite the usefulness of his invention, he had a difficult time finding investors for his photocopier — which did not become commercially available until the Xerox Corporation began selling it in 1950. Successful investing, particularly in the technology sector, requires the ability to identify the value of a product, service, or business, and to capitalize on its long-term growth potential.

The magnitude of technological advances since Mr. Carlson invented his photocopier is astounding. Putnam Global Technology Fund seeks to capitalize on the potential of this sector — and the many innovations that are still to come. The fund combines the growth potential of technology stocks with Putnam’s investment expertise, research capabilities, and global reach.

The fund can invest worldwide in small entrepreneurial firms, midsize companies with significant market share in new industries, and well-established giants with years of profitability.

Most areas of the economy are influenced by technology — from emerging companies with revolutionary new products to traditional businesses dependent on technological innovation. The fund’s manager, with support from analysts in Putnam’s Global Equity Research group, looks across industries to find stocks that can help investors build wealth over time. Companies in the portfolio may range from computer hardware, software, storage, and security to technology consulting and Internet services.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Putnam Global Technology Fund underperformed its benchmark during the period. What factors contributed?

Putnam Global Technology Fund underperformed its benchmark, the MSCI World Information Technology Index, for the six-month reporting period.

The portfolio underperformed largely because of unanticipated pressure in the solar energy subsector and some specific stock selections that detracted from performance. In the solar energy industry, several holdings, such as First Solar, suffered when the sovereign debt crisis and austerity measures implemented in Europe put pressure on energy subsidies designed to be supportive of alternative energy. Certain stock selections had an impact, such as Corning, which suffered from weak growth in television sales. A decision not to hold a position in Intel also detracted as the company surpassed earnings expectations, fueled by increased sales in emerging markets.

How would you describe the investment environment during the six-month period?

While most equity markets had a strong first half of 2011, the final two quarters were challenged by volatility and macroeconomic events. Europe’s sovereign debt crisis, as well as the U.S. federal deficit problem that had resulted in a protracted, contentious debate about the debt ceiling, weighed on markets at the beginning of the period. Risk aversion and fears of a double-dip recession in the United States prevailed until more positive economic

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

data helped to restore some confidence in the markets. The technology sector in general performed well and was pretty resilient during the period. But we believe that there is a lot of value in the sector. In our estimation, many companies that have good balance sheets are trading at reasonable multiples, and there is growth. But certain subsectors, such as telecommunications equipment companies, experienced weak spending due to uncertainty surrounding mergers and acquisitions in the industry. For example, when companies propose to merge, as AT&T and T-Mobile did during the period, there is typically a pause in spending. But once there is clarity that a merger is not moving forward, spending may come back.

Mobility continued to be a leading theme in technology. How was the fund positioned with this view?

Apple clearly dominates the industry and has a lot of growth from emerging markets, particularly China. Emerging markets have become another growth platform for smartphones as penetration rates begin to slow down in the United States and other developed countries. Many emerging markets never had wired connections or personal computers, and for many people, the wireless phone is their first experience with the Internet. In addition to investing in companies that make smartphones, some of the portfolio is directed toward finding secondary and tertiary investments in this theme. For example, in our view, the carriers that provide the wireless services will at some point have to start spending more to keep up with the increasing use of iPhones, iPads, and other technology. Unfortunately, during the reporting period, the outlook for spending was weak. But the fund holds positions in companies like Cisco and Juniper Networks, with the expectation that more spending is on the horizon to make networks more reliable.

How is the portfolio positioned for the growing trends in so-called “cloud” computing, which involves delivering hosted services and applications over the Internet?

In general, we concentrate on more value-based stocks in this subsector. In our

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

view, this has helped fund performance. To get exposure to the world of cloud computing, we invest in companies like Cisco, which makes computer networking equipment and services, and other companies like Ericsson and Juniper, which help the telecom networks create the cloud. It is our view that these companies may benefit from increased spending on cloud computing.

Social media is another technology sector trend. How does the fund gain exposure to this area?

There are still limited opportunities to invest directly in social media enterprises. But social media is one of the main reasons why people use smartphones. Investing in smartphones and companies that build wireless networks to support social media are strategies to gain secondary exposure.

The United States continues to dominate the technology industry, but how would you describe the competitive landscape, such as China?

In a few subsectors of technology, Chinese companies priced their goods more aggressively relative to non-Chinese competition. As a result, some of the other competitors around the world followed that lead, which may have reduced industry profits in some areas. At the same time, China is a very good end-market for companies like Apple that are seeking to sell more smartphones.

What holdings contributed to fund performance?

Apple was the top contributor to the fund’s performance. From a consumer perspective, Apple continued to dominate handset and tablet sales, and the company benefited from an increase in consumer spending. Apple was the dominant technology story over the past six months, setting records with its share price.

Cisco was another contributor. The company experienced a challenging 6- to 12-month

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

7

period, but we believe it has now gotten back on track. In my view, Cisco faced some of the headwinds in the economy before other competitors and was able to restructure its business ahead of the competition. Cisco restructured across business groups and focused on margins in its switching business. The company also has some new products in carrier routing that are garnering attention in the market.

SanDisk also contributed to performance. SanDisk makes memory that is used in tablets and smartphones, as well as flash memory. In our view, with the proliferation of all these devices, there is likely to be increasing demand for memory products. Wireless device users also need more memory as they increasingly store music, books, and video on phones and tablets. Cloud computing has not negatively affected the need for device memory. While people may store music in the cloud, they still need to download it onto wireless devices.

Which holdings detracted from fund performance?

As previously noted, First Solar detracted from fund performance. Other holdings in the solar subsector that detracted included JinkoSolar and Yingli Green Energy. We invested in these stocks because we believed that the solar industry would perform well given the worldwide focus on green technologies. Although we expected some pressure on energy subsidies in Europe, the impact was more significant than expected. In addition, there was significant competition from China. We scaled back the position in this industry, but the fund still has some exposure to First Solar and Yingli. JinkoSolar is no longer a holding in the fund.

Corning, a glassmaker, also held back performance. In our view, Corning has a good management team. With the proliferation of iPhones, tablets, and smartphones, which all utilize glass, we thought Corning would outperform expectations. But the demand for televisions, another market for Corning, was weak, and this had a negative impact on growth.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

What is your outlook for the sector, and how is the fund positioned?

We plan to maintain our current strategy. Apple still holds a significant position. We also believe that many of the telecommunication infrastructure companies will rebound because carriers have to spend to improve the quality of their networks as wireless users demand more quality. The economy has begun to show some improvement, with the jobs picture improving. This may result in increased spending for information technology by both businesses and government.

We believe that the sector is at a juncture where there will be clearly defined winners and losers. Investors need to be selective, and we believe we are identifying good stocks. We target companies that we believe have a good position within important industries and are poised to gain market share. It is also essential that the companies have good balance sheets and management teams and reasonable valuations, and that the consensus view underestimates their long-term earnings power.

We are monitoring the situation in Europe. Even as various countries receive financial bailouts, we are focused on the real economic impact as the countries take on austerity measures. We also are watchful of the financial state of municipal, state, and federal budgets in the United States.

Thank you, George, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager George Gianarikas has an M.A. in Economics from Boston University and a B.A. from Boston University. George joined Putnam in 2009 and has been in the investment industry since 1998.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	84.84%	74.21%	80.46%	77.46%	80.55%	80.55%	81.96%	75.63%	83.42%	86.41%
Annual average	21.19	18.97	20.29	19.66	20.30	20.30	20.60	19.27	20.90	21.51

3 years	103.34	91.74	98.74	95.74	98.85	98.85	100.17	93.16	101.79	104.84
Annual average	26.69	24.23	25.73	25.09	25.75	25.75	26.03	24.54	26.37	27.00

1 year	2.28	–3.58	1.52	–3.29	1.58	0.62	1.82	–1.76	2.05	2.58

6 months	14.40	7.80	13.97	8.97	13.97	12.97	14.15	10.18	14.25	14.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Information Technology Index (ND)

Life of fund	89.08%
Annual average	22.05

3 years	107.35
Annual average	27.52

1 year	5.74

6 months	17.40

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains — Long-term	$0.520		$0.520	$0.520	$0.520		$0.520	$0.520

Capital gains — Short-term	0.225		0.225	0.225	0.225		0.225	0.225

Total	$0.745		$0.745	$0.745	$0.745		$0.745	$0.745

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$14.86	$15.77	$14.59	$14.59	$14.69	$15.22	$14.80	$14.94

2/29/12	16.13	17.11	15.76	15.76	15.90	16.48	16.04	16.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	92.97%	81.88%	88.24%	85.24%	88.34%	88.34%	89.85%	83.25%	91.43%	94.55%
Annual average	22.15	19.97	21.23	20.64	21.25	21.25	21.55	20.25	21.86	22.46

3 years	89.94	79.01	85.64	82.64	85.74	85.74	87.05	80.47	88.41	91.30
Annual average	23.84	21.42	22.90	22.24	22.92	22.92	23.21	21.75	23.51	24.14

1 year	10.17	3.85	9.30	4.30	9.37	8.37	9.63	5.79	9.95	10.44

6 months	27.50	20.16	26.98	21.98	26.98	25.98	27.16	22.70	27.32	27.63

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	2.00%	2.75%	2.75%	2.50%	2.25%	1.75%

Annualized expense ratio for the six-month period
ended 2/29/12	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.62	$11.60	$11.60	$10.28	$8.95	$6.30

Ending value (after expenses)	$1,144.00	$1,139.70	$1,139.70	$1,141.50	$1,142.50	$1,145.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.92	$10.92	$9.67	$8.42	$5.92

Ending value (after expenses)	$1,017.75	$1,014.02	$1,014.02	$1,015.27	$1,016.51	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Information Technology Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the information technology sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (96.3%)*	Shares	Value

Communications equipment (17.3%)
ADTRAN, Inc.	1,376	$48,504

Alcatel-Lucent ADR (France) †	25,185	62,207

Cisco Systems, Inc.	50,430	1,002,548

HTC Corp. (Taiwan)	105	2,327

Juniper Networks, Inc. †	8,700	198,012

Polycom, Inc. †	1,928	39,813

Qualcomm, Inc.	7,771	483,201

Telefonaktiebolaget LM Ericsson ADR (Sweden)	28,369	283,123

		2,119,735
Computers and peripherals (30.5%)
Apple, Inc. †	4,876	2,644,937

Asustek Computer, Inc. (Taiwan)	2,440	22,828

Compal Electronics, Inc. (Taiwan)	217	255

EMC Corp. †	6,951	192,473

Fujitsu, Ltd. (Japan)	21,000	113,232

Hewlett-Packard Co.	10,710	271,070

Lenovo Group, Ltd. (China)	154,000	136,188

SanDisk Corp. †	5,776	285,681

Toshiba Corp. (Japan)	17,000	74,207

Wistron Corp. (Taiwan)	580	960

		3,741,831
Diversified telecommunication services (2.5%)
Verizon Communications, Inc.	8,120	309,453

		309,453
Electronic equipment, instruments, and components (7.5%)
Corning, Inc.	22,816	297,521

Hitachi, Ltd. (Japan)	35,000	203,837

KEMET Corp. †	2,700	24,327

Kyocera Corp. (Japan)	1,000	88,623

LG Display Co., Ltd. ADR (South Korea)	1,600	21,056

Murata Manufacturing Co., Ltd. (Japan)	2,600	155,248

Nippon Electric Glass Co., Ltd. (Japan)	7,000	65,604

TE Connectivity, Ltd. (Switzerland)	1,600	58,480

		914,696
Household durables (0.7%)
Pace PLC (United Kingdom)	10,474	14,789

Skyworth Digital Holdings, Ltd. (China)	135,783	75,305

		90,094
Internet software and services (7.8%)
Baidu, Inc. ADR (China) †	1,868	255,356

DeNA Co., Ltd. (Japan)	900	29,315

eBay, Inc. †	7,060	252,324

Google, Inc. Class A †	523	323,345

Mail.ru Group, Ltd. 144A GDR (Russia)	353	13,961

Tencent Holdings, Ltd. (China)	800	20,640

Yahoo!, Inc. †	3,800	56,354

		951,295

17

COMMON STOCKS (96.3%)* cont.			Shares	Value

IT Services (6.0%)
Accenture PLC Class A			1,500	$89,310

IBM Corp.			1,242	244,339

MasterCard, Inc. Class A			415	174,300

Unisys Corp. †			1,505	28,113

Visa, Inc. Class A			1,704	198,294

				734,356
Leisure equipment and products (0.3%)
Nikon Corp. (Japan)			1,300	35,260

				35,260
Office electronics (1.2%)
Canon, Inc. (Japan)			700	31,709

Canon, Inc. ADR (Japan)			2,512	113,894

				145,603
Semiconductors and semiconductor equipment (2.9%)
Advanced Micro Devices, Inc. †			12,322	90,567

ASML Holding NV (Netherlands)			1,297	59,616

Cymer, Inc. †			500	22,990

First Solar, Inc. †			638	20,607

Lam Research Corp. †			700	29,190

Samsung Electronics Co., Ltd. (South Korea)			107	114,874

Sumco Corp. (Japan) †			700	7,515

Yingli Green Energy Holding Co., Ltd. ADR (China) † S			4,000	14,960

				360,319
Software (19.2%)
Adobe Systems, Inc. †			4,100	134,849

Konami Corp. (Japan)			3,300	90,843

Microsoft Corp.			34,219	1,086,108

Nintendo Co., Ltd. (Japan)			500	73,163

Nintendo Co., Ltd. ADR (Japan)			1,125	20,824

Oracle Corp.			24,995	731,604

Red Hat, Inc. †			615	30,418

Salesforce.com, Inc. † S			747	106,941

Synchronoss Technologies, Inc. †			1,297	43,398

VMware, Inc. Class A †			321	31,744

				2,349,892
Specialty retail (0.4%)
Best Buy Co., Inc.			2,200	54,340

				54,340

Total common stocks (cost $9,046,501)				$11,806,874

WARRANTS (0.4%)* †	Expiration	Strike
	date	price	Warrants	Value

Bharti Airtel, Ltd. 144A (India)	2/18/14	$0.00	7,211	$51,526

Total warrants (cost $53,823)				$51,526

18

SHORT-TERM INVESTMENTS (3.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	55,950	$55,950

Putnam Money Market Liquidity Fund 0.09% [e]	375,482	375,482

Total short-term investments (cost $431,432)		$431,432

TOTAL INVESTMENTS

Total investments (cost $9,531,756)		$12,289,832

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,267,059.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $20,916 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.1%	France	0.5%

Japan	9.0	Netherlands	0.5

China	4.1	Switzerland	0.5

Sweden	2.3	Other	0.9

South Korea	1.1	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

19

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $2,446,848) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Sell	3/22/12	$38,494	$38,297	$(197)

	Canadian Dollar	Buy	3/22/12	21,719	21,545	174

	Euro	Buy	3/22/12	121,782	120,665	1,117

	Swedish Krona	Buy	3/22/12	1,631	1,605	26

Barclays Bank PLC

	Euro	Sell	3/22/12	12,125	11,994	(131)

	Hong Kong Dollar	Sell	3/22/12	144,174	144,198	24

	Japanese Yen	Buy	3/22/12	112,252	119,945	(7,693)

	Swedish Krona	Buy	3/22/12	35,367	34,779	588

Citibank, N.A.

	British Pound	Buy	3/22/12	22,269	22,156	113

	Canadian Dollar	Sell	3/22/12	20,406	20,255	(151)

	Euro	Sell	3/22/12	67,286	66,529	(757)

	Swedish Krona	Buy	3/22/12	30,247	29,756	491

Credit Suisse AG

	Euro	Sell	3/22/12	26,248	25,967	(281)

	Japanese Yen	Buy	3/22/12	127,873	136,548	(8,675)

Deutsche Bank AG

	Canadian Dollar	Buy	3/22/12	23,639	23,452	187

	Euro	Sell	3/22/12	3,198	3,162	(36)

Goldman Sachs International

	Canadian Dollar	Sell	3/22/12	42,631	42,305	(326)

	Euro	Buy	3/22/12	58,093	57,422	671

	Japanese Yen	Buy	3/22/12	9,903	10,582	(679)

	Swedish Krona	Buy	3/22/12	38,296	37,655	641

HSBC Bank USA, National Association

	Euro	Buy	3/22/12	111,122	109,845	1,277

	Hong Kong Dollar	Buy	3/22/12	8,174	8,175	(1)

JPMorgan Chase Bank, N.A.

	British Pound	Buy	3/22/12	173,543	172,772	771

	Canadian Dollar	Sell	3/22/12	28,791	28,573	(218)

	Euro	Sell	3/22/12	59,159	58,479	(680)

	Hong Kong Dollar	Sell	3/22/12	69,895	69,905	10

	Japanese Yen	Buy	3/22/12	7,461	7,971	(510)

	Swedish Krona	Sell	3/22/12	76,184	74,933	(1,251)

Royal Bank of Scotland PLC (The)

	Canadian Dollar	Sell	3/22/12	1,313	1,302	(11)

	Euro	Buy	3/22/12	171,214	169,282	1,932

	Japanese Yen	Sell	3/22/12	283,526	303,106	19,580

	Swedish Krona	Sell	3/22/12	38,870	38,196	(674)

20

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $2,446,848) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/22/12	$41,418	$41,116	$302

	Euro	Sell	3/22/12	54,895	54,173	(722)

	Swedish Krona	Sell	3/22/12	98,217	96,651	(1,566)

UBS AG

	British Pound	Sell	3/22/12	50,902	50,678	(224)

	Canadian Dollar	Buy	3/22/12	63,643	63,148	495

	Euro	Buy	3/22/12	3,065	1,383	1,682

Westpac Banking Corp.

	British Pound	Sell	3/22/12	50,265	50,042	(223)

	Canadian Dollar	Buy	3/22/12	3,536	3,509	27

	Euro	Sell	3/22/12	22,384	22,144	(240)

	Japanese Yen	Sell	3/22/12	11,565	12,364	799

	Swedish Krona	Sell	3/22/12	40,954	40,284	(670)

Total						$4,991

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$69,129	$110,565	$—

Information technology	10,086,359	1,231,368	—

Telecommunication services	309,453	—	—

Total common stocks	10,464,941	1,341,933	—

Warrants	—	51,526	—

Short-term investments	375,482	55,950	—

Totals by level	$10,840,423	$1,449,409	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$4,991	$—

Totals by level	$—	$4,991	$—

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value, including $54,168 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,100,324)	$11,858,400
Affiliated issuers (identified cost $431,432) (Notes 1 and 6)	431,432

Cash	20,270

Dividends, interest and other receivables	13,011

Receivable for shares of the fund sold	8,299

Receivable for investments sold	117,732

Unrealized appreciation on forward currency contracts (Note 1)	30,907

Receivable from Manager (Note 2)	2,605

Total assets	12,482,656

LIABILITIES

Payable for investments purchased	82,016

Payable for shares of the fund repurchased	1,445

Payable for investor servicing fees (Note 2)	3,096

Payable for custodian fees (Note 2)	7,264

Payable for Trustee compensation and expenses (Note 2)	1,450

Payable for administrative services (Note 2)	42

Payable for auditing	25,749

Payable for distribution fees (Note 2)	4,821

Unrealized depreciation on forward currency contracts (Note 1)	25,916

Collateral on securities loaned, at value (Note 1)	55,950

Other accrued expenses	7,848

Total liabilities	215,597

Net assets	$12,267,059

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,836,728

Accumulated net investment loss (Note 1)	(22,082)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(310,646)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,763,059

Total — Representing net assets applicable to capital shares outstanding	$12,267,059

(Continued on next page)

22

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,961,196 divided by 555,468 shares)	$16.13

Offering price per class A share (100/94.25 of $16.13)*	$17.11

Net asset value and offering price per class B share ($800,661 divided by 50,799 shares)**	$15.76

Net asset value and offering price per class C share ($977,345 divided by 62,019 shares)**	$15.76

Net asset value and redemption price per class M share ($122,321 divided by 7,695 shares)	$15.90

Offering price per class M share (100/96.50 of $15.90)*	$16.48

Net asset value, offering price and redemption price per class R share
($33,362 divided by 2,080 shares)	$16.04

Net asset value, offering price and redemption price per class Y share
($1,372,174 divided by 84,467 shares)	$16.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $692)	$58,467

Interest (including interest income of $63 from investments in affiliated issuers) (Note 6)	63

Securities lending (Note 1)	2,172

Total investment income	60,702

EXPENSES

Compensation of Manager (Note 2)	34,109

Investor servicing fees (Note 2)	18,475

Custodian fees (Note 2)	7,037

Trustee compensation and expenses (Note 2)	390

Administrative services (Note 2)	144

Distribution fees — Class A (Note 2)	9,903

Distribution fees — Class B (Note 2)	3,515

Distribution fees — Class C (Note 2)	3,910

Distribution fees — Class M (Note 2)	386

Distribution fees — Class R (Note 2)	72

Reports to shareholders	7,674

Auditing	30,271

Other	1,449

Fees waived and reimbursed by Manager (Note 2)	(36,201)

Total expenses	81,134

Expense reduction (Note 2)	(77)

Net expenses	81,057

Net investment loss	(20,355)

Net realized loss on investments (Notes 1 and 3)	(121,185)

Net realized loss on foreign currency transactions (Note 1)	(19,953)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	4,065

Net unrealized appreciation of investments during the period	1,657,157

Net gain on investments	1,520,084

Net increase in net assets resulting from operations	$1,499,729

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment loss	$(20,355)	$(35,658)

Net realized gain (loss) on investments
and foreign currency transactions	(141,138)	583,969

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,661,222	439,960

Net increase in net assets resulting from operations	1,499,729	988,271

Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments

Class A	(116,823)	(162,378)

Class B	(10,586)	(9,831)

Class C	(11,886)	(9,959)

Class M	(1,648)	(2,571)

Class R	(425)	(448)

Class Y	(17,546)	(16,313)

From net realized long-term gain on investments
Class A	(269,991)	(54,889)

Class B	(24,467)	(3,323)

Class C	(27,470)	(3,366)

Class M	(3,809)	(869)

Class R	(982)	(151)

Class Y	(40,551)	(5,514)

Redemption fees (Note 1)	900	2,272

Increase from capital share transactions (Note 4)	653,755	1,986,461

Total increase in net assets	1,628,200	2,707,392

NET ASSETS

Beginning of period	10,638,859	7,931,467

End of period (including accumulated net investment loss
of $22,082 and $1,727, respectively)	$12,267,059	$10,638,859

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
February 29, 2012**	$14.86	(.02)	2.04	2.02	—	(.75)	(.75)	— [e]	$16.13	14.40*	$8,961	.71*	(.15)*	10*
August 31, 2011	13.26	(.04)	2.02	1.98	—	(.38)	(.38)	— [e]	14.86	14.78	7,886	1.40	(.24)	101
August 31, 2010	13.67	(.07)	.54	.47	(.05)	(.84)	(.89)	.01	13.26	2.98	6,261	1.48	(.46)	161
August 31, 2009†	10.00	(.02)	3.69	3.67	—	—	—	— [e]	13.67	36.70*	5,650	1.12*	(.14)*	132*

Class B
February 29, 2012**	$14.59	(.08)	2.00	1.92	—	(.75)	(.75)	— [e]	$15.76	13.97*	$801	1.08*	(.52)*	10*
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	(.38)	— [e]	14.59	13.93	691	2.15	(1.00)	101
August 31, 2010	13.60	(.17)	.53	.36	(.01)	(.84)	(.85)	.01	13.12	2.19	443	2.23	(1.19)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00*	210	1.65*	(.70)*	132*

Class C
February 29, 2012**	$14.59	(.08)	2.00	1.92	—	(.75)	(.75)	— [e]	$15.76	13.97*	$977	1.08*	(.52)*	10*
August 31, 2011	13.12	(.15)	2.00	1.85	—	(.38)	(.38)	— [e]	14.59	13.93	749	2.15	(1.00)	101
August 31, 2010	13.60	(.16)	.52	.36	(.02)	(.84)	(.86)	.02	13.12	2.24	429	2.23	(1.14)	161
August 31, 2009†	10.00	(.08)	3.68	3.60	—	—	—	— [e]	13.60	36.00*	66	1.65*	(.71)*	132*

Class M
February 29, 2012**	$14.69	(.06)	2.02	1.96	—	(.75)	(.75)	— [e]	$15.90	14.15*	$122	.96*	(.40)*	10*
August 31, 2011	13.18	(.12)	2.01	1.89	—	(.38)	(.38)	— [e]	14.69	14.18	98	1.90	(.77)	101
August 31, 2010	13.62	(.13)	.54	.41	(.02)	(.84)	(.86)	.01	13.18	2.50	79	1.98	(.94)	161
August 31, 2009†	10.00	(.08)	3.70	3.62	—	—	—	— [e]	13.62	36.20*	47	1.47*	(.65)*	132*

Class R
February 29, 2012**	$14.80	(.04)	2.03	1.99	—	(.75)	(.75)	— [e]	$16.04	14.25*	$33	.84*	(.27)*	10*
August 31, 2011	13.24	(.08)	2.02	1.94	—	(.38)	(.38)	— [e]	14.80	14.50	32	1.65	(.51)	101
August 31, 2010	13.64	(.10)	.55	.45	(.02)	(.84)	(.86)	.01	13.24	2.80	14	1.73	(.71)	161
August 31, 2009†	10.00	(.03)	3.67	3.64	—	—	—	— [e]	13.64	36.40*	14	1.29*	(.28)*	132*

Class Y
February 29, 2012**	$14.94	— [e]	2.06	2.06	—	(.75)	(.75)	— [e]	$16.25	14.59*	$1,372	.59*	(.02)*	10*
August 31, 2011	13.30	— [e]	2.02	2.02	—	(.38)	(.38)	— [e]	14.94	15.04	1,182	1.15	— [f]	101
August 31, 2010	13.69	(.03)	.55	.52	(.08)	(.84)	(.92)	.01	13.30	3.29	705	1.23	(.18)	161
August 31, 2009†	10.00	— [e]	3.69	3.69	—	—	—	— [e]	13.69	36.90*	318	.94*	.01*	132*

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.34%

August 31, 2011	0.60

August 31, 2010	1.15

August 31, 2009	4.13

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Technology Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of large and midsize companies in the technology industries worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

28

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

29

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $20,643 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $54,168 and the fund received cash collateral of $55,950.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

30

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $9,689,424, resulting in gross unrealized appreciation and depreciation of $3,303,189 and $702,781, respectively, or net unrealized appreciation of $2,600,408.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $36,201 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

31

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $46 under the expense offset arrangements and by $31 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $604 and $10 from the sale of class A and class M shares, respectively, and received $217 and $40 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,081,032 and $1,347,282, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

32

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	56,091	$845,975	312,057	$4,967,817

Shares issued in connection with
reinvestment of distributions	19,886	274,821	13,510	211,977

	75,977	1,120,796	325,567	5,179,794

Shares repurchased	(51,049)	(760,460)	(267,231)	(4,157,597)

Net increase	24,928	$360,336	58,336	$1,022,197

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	5,063	$74,274	27,693	$431,880

Shares issued in connection with
reinvestment of distributions	2,539	34,327	821	12,724

	7,602	108,601	28,514	444,604

Shares repurchased	(4,155)	(60,940)	(14,958)	(231,187)

Net increase	3,447	$47,661	13,556	$213,417

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	10,704	$158,490	32,963	$518,298

Shares issued in connection with
reinvestment of distributions	2,910	39,349	860	13,312

	13,614	197,839	33,823	531,610

Shares repurchased	(2,961)	(42,275)	(15,149)	(228,931)

Net increase	10,653	$155,564	18,674	$302,679

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	1,380	$20,844	4,808	$73,499

Shares issued in connection with
reinvestment of distributions	343	4,673	221	3,440

	1,723	25,517	5,029	76,939

Shares repurchased	(698)	(9,841)	(4,368)	(69,401)

Net increase	1,025	$15,676	661	$7,538

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	203	$3,013	1,662	$25,205

Shares issued in connection with
reinvestment of distributions	102	1,407	38	599

	305	4,420	1,700	25,804

Shares repurchased	(413)	(5,717)	(574)	(8,657)

Net increase (decrease)	(108)	$(1,297)	1,126	$17,147

33

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	10,478	$156,013	36,491	$585,719

Shares issued in connection with
reinvestment of distributions	4,170	58,006	1,383	21,780

	14,648	214,019	37,874	607,499

Shares repurchased	(9,291)	(138,204)	(11,770)	(184,016)

Net increase	5,357	$75,815	26,104	$423,483

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	141,167	25.4%	$2,277,024

Class R	1,144	55.0	18,350

At the close of the reporting period, a shareholder of record owned 8.5% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$30,907	Payables	$25,916

Equity contracts	Investments	51,526	Payables	—

Total		$82,433		$25,916

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(17,641)	$(17,641)

Total	$(17,641)	$(17,641)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$3,438	$3,438

Equity contracts	(11,838)	—	(11,838)

Total	$(11,838)	$3,438	$(8,400)

* For the reporting period, the transaction volume for warrants was minimal.

34

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $63 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $721,927 and $452,267, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	John A. Hill	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Elizabeth T. Kennan	BSA Compliance Officer
One Post Office Square	Kenneth R. Leibler
Boston, MA 02109	Robert E. Patterson	Robert T. Burns
	George Putnam, III	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	W. Thomas Stephens
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Investment Sub-Advisor	President	Judith Cohen
The Putnam Advisory		Vice President, Clerk and
Company, LLC	Jonathan S. Horwitz	Assistant Treasurer
One Post Office Square	Executive Vice President,
Boston, MA 02109	Principal Executive	Michael Higgins
	Officer, Treasurer and	Vice President, Senior Associate
Marketing Services	Compliance Liaison	Treasurer and Assistant Clerk
Putnam Retail Management
One Post Office Square	Steven D. Krichmar	Nancy E. Florek
Boston, MA 02109	Vice President and	Vice President, Assistant Clerk,
	Principal Financial Officer	Assistant Treasurer and
Custodian		Proxy Manager
State Street Bank	Janet C. Smith
and Trust Company	Vice President, Assistant	Susan G. Malloy
	Treasurer and Principal	Vice President and
Legal Counsel	Accounting Officer	Assistant Treasurer
Ropes & Gray LLP
Robert R. Leveille
Trustees	Vice President and
Jameson A. Baxter, Chair	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta

This report is for the information of shareholders of Putnam Global Technology Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA722
273263 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2 | 29 | 12

A world of investing.™

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing signs of a turnaround. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances —has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets.

The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

The fund’s manager conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

Vivek, how would you describe the market environment for the fund’s fiscal period?

The first half of the fund’s current fiscal year was marked by a broad rally off of low levels reached in the closing months of 2011. At the beginning of the fiscal period in September, global stock markets had already begun tumbling on concerns about Europe’s sovereign debt crisis, reaction to the downgrade of U.S. Treasury debt, and fear of a renewed global recession. Market direction turned around only in December, after repeated signs that the U.S. economic recovery remained on track, and on news of a more credible plan by the European Central Bank to ease pressure on the eurozone’s banking system. Thanks to solid gains in January and February, all sectors of the MSCI World Index posted positive returns for the period as a whole.

Did the telecommunications sector demonstrate its typical defensive characteristics?

Yes, and to a great extent telecommunication stocks displayed much less volatility than the broader markets, declining less during the early months of the period, and then appreciating less during the recovery phase. Overall, the sector continued to deliver positive results. In fact, for the calendar year 2011, in which the eurozone went into recession, China’s economic growth rate slowed, and the U.S. economy temporarily faltered, the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

5

telecommunications sector was one of the better performers of the MSCI World Index. Spending on telecommunications services and products tends not to be significantly influenced by broader economic patterns, which can make the sector an attractive addition to prepare a portfolio for periods of economic weakness.

In the past, you have discussed how the “convergence” theme within the sector has stimulated growth for this sector. Did this theme remain on track?

Convergence describes the technological capability to provide all voice and data services through any network device, from mobile telephones to tablet computers to television sets. The driving force in convergence is the demand for video on mobile devices, as well as access to entertainment through multiple Internet sites and cable platforms. This trend is generating large and sustainable growth in traffic over both fixed and mobile networks.

What impact did the convergence theme have on fund results?

The fund’s relative results benefited from stock selections that in many cases reflected the convergence trade. The key to our positioning was an emphasis on cable television companies and a below-benchmark weighting in incumbent European telecommunication companies — the traditional large-cap telecom names with large fixed-line subscriber businesses. As an example, in the United States, the fund owned Comcast, an out-of-benchmark selection that delivered excellent results thanks to growth in video and Internet services.

Thanks largely to this positioning, the fund had a significant edge over its benchmark, as class A shares delivered 3.68% before sales charges, compared with the index return of 0.23%. We saw advantages in every region — Europe, Asia, the Americas, and a number of emerging markets. Foreign currency exposure had minimal effect on results. We hedged a portion of the fund’s foreign exchange risk — the potential impact of foreign currencies declining

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

6

in U.S.-dollar terms — by using forward currency contracts, a type of derivative.

Could you provide other examples of how you executed this strategy?

A good illustration is that the fund held a large position in Kabel Deutschland, a German cable television provider, which is not in the fund’s benchmark, and at the same time we had a large underweight to Deutsche Telekom, Germany’s large incumbent telephone service provider. This positioning was helpful to performance, as Kabel Deutschland had much better results, achieving growth by bundling telephone and Internet services for homeowners that it can reach through its cable network. In my view, the company is well positioned in terms of cost and quality, and telephone companies are challenged to respond. Deutsche Telekom was no longer in the portfolio at the close of the period.

This positioning was generally consistent across most European markets. The fund did not own France Telecom or Portugal Telecom, for example, and it had an underweight position in Telefonica, Spain’s incumbent telephone company.

Why do you believe the large European phone companies are unattractive investment opportunities?

Regulators in Europe are promoting competition in wireless telephony, and this keeps profit margins low. In most markets, three to five companies compete for customers, with little differentiation in network quality among them. Customers can easily switch to the company that offers the lowest price or the most compelling combination of services.

As an investor, I find the European landscape less attractive than that of the United States.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

7

Let me give an example. The French market saw a new entrant, Iliad, launch wireless services earlier this year offering substantial discounts. This triggered a price war, and the casualties were established companies such as Vivendi and France Telecom. Neither stock was held in the fund.

Poor macroeconomic conditions and increased competition in European markets are putting pressure on profits and cash flows of incumbent operators, which leads to dividend cuts. Late last year, Telefonica and Telekom Austria announced dividend cuts. We believe many others may have difficulty supporting their current dividends given the outlook for shrinking revenues and earnings, and the need for new capital investment in networks. We are carefully monitoring this and have sought to minimize exposure to companies where dividend cuts are a high risk.

What different opportunities do you see in the United States?

U.S. regulatory authorities show ostensible support for competition, but investment conditions are more favorable than those in Europe. We saw a major example of competition policy during the fiscal period, as the U.S. Justice Department opposed the proposed acquisition of T-Mobile by AT&T, on grounds that it would have reduced competition in many major metropolitan markets. Blocking this combination, however, does not mean the United States is becoming more like Europe, nor did it cause lasting harm to AT&T stock, which appreciated in the period.

U.S. wireless services competition is based more on network quality rather than price. Companies have invested more in 4G/LTE [Long Term Evolution] mobile standards, to continue to enhance the quality and capability of their networks. Verizon and AT&T have differentiated their wireless offering on the back of better network quality and wider choices of handsets. This means that they don’t face as much competitive pressure as their counterparts in Europe. T-Mobile is a laggard on both these fronts and is still not offering the iPhone as a choice to its customers. It is no surprise that T-Mobile continues to lose

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8

its contract customer base. This is part of the reason why we continue to avoid Deutsche Telekom (T-Mobile’s parent) in the portfolio.

In the fiscal period we maintained an overweight position in Verizon, which contributed positively to results versus the index, and an underweight in AT&T because of the uncertainty surrounding the merger.

How is the fund positioned in Asia and emerging markets?

It is more difficult to speak about these markets in a general fashion. Emerging markets offer the attractions of strong economic growth and lower penetration rates for telecommunications services. However, the fund’s exposure is selective because the quality of telecom companies is spotty. In China, for example, we do not consider any of the companies to be worthy of investment, despite the country’s compelling growth profile.

On other hand, the fund has exposure to Brazil through wireless provider TIM. In the Philippines, the fund owns Globe Telecom. This market became more attractive when the regulatory authorities approved moving from three carriers to only two, which helped to reduce competitive pressure. Neither TIM nor Globe Telecom is in the benchmark index. We also achieved exposure to the markets of South Africa and India via the position in Vodafone Group of the United Kingdom, which also owns a major position in Verizon Wireless.

Elsewhere in Asia, the fund has a position in Jupiter Telecommunications of Japan, a cable operator that benefits from the same advantages of cable companies in other developed markets. The fund also has a position in NTT DoCoMo.

What is your outlook for the fund and the markets in the coming six months?

We continue to look for attractive mispriced opportunities to generate superior performance for the fund. We tend to prefer companies that are growing, generating compelling free cash-flow yields, and paying solid dividends. This requires paying attention to business and management quality, competitive landscape, regulatory environment, and economic trends among others. We tend to avoid stocks that may be cheap superficially, because we find in many cases that these companies either face secular headwinds that weigh down their profitability and dividends or, in some cases, they have corporate governance problems.

We continue to emphasize the cable and smaller wireless providers over large incumbent fixed-line telecom companies. We also continue to favor the United States over Europe because U.S. price competition and regulation are less problematic for investors and the macroeconomy is stronger. Select emerging markets, such as Brazil and the Philippines, offer companies that, in my view, will be capable of executing growth strategies to capture the potential of these markets.

Vivek, thanks for providing this review of the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	50.39%	41.75%	46.89%	43.89%	46.92%	46.92%	48.12%	42.97%	49.32%	51.65%
Annual average	13.62	11.53	12.78	12.06	12.79	12.79	13.08	11.83	13.36	13.91

3 years	74.67	64.54	70.81	67.81	70.84	70.84	72.04	66.06	73.43	75.92
Annual average	20.43	18.06	19.54	18.83	19.54	19.54	19.82	18.42	20.15	20.72

1 year	–0.05	–5.79	–0.74	–5.49	–0.75	–1.70	–0.45	–3.92	–0.20	0.27

6 months	3.68	–2.27	3.33	–1.62	3.32	2.33	3.44	–0.15	3.60	3.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Telecommunications Services Index (ND)

Life of fund	25.77%
Annual average	7.44

3 years	49.01
Annual average	14.22

1 year	–2.92

6 months	0.23

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.438		$0.369	$0.396	$0.386		$0.446	$0.469

Capital gains — Long-term	0.067		0.067	0.067	0.067		0.067	0.067

Capital gains — Short-term	0.105		0.105	0.105	0.105		0.105	0.105

Total	$0.610		$0.541	$0.568	$0.558		$0.618	$0.641

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$13.13	$13.93	$12.94	$12.94	$13.05	$13.52	$13.11	$13.17

2/29/12	12.97	13.76	12.80	12.77	12.91	13.38	12.93	13.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	53.99%	45.13%	50.22%	47.22%	50.26%	50.26%	51.45%	46.19%	52.79%	55.26%
Annual average	14.05	12.01	13.19	12.49	13.20	13.20	13.47	12.25	13.77	14.33

3 years	77.00	66.83	73.07	70.07	73.11	73.11	74.28	68.09	75.62	78.26
Annual average	20.96	18.60	20.06	19.36	20.07	20.07	20.34	18.90	20.65	21.25

1 year	1.16	–4.66	0.39	–4.41	0.39	–0.57	0.60	–2.94	0.93	1.40

6 months	12.14	5.68	11.71	6.71	11.70	10.70	11.85	7.91	11.99	12.30

11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 8/31/11*	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Total annual operating expenses for the fiscal year
ended 8/31/11	2.35%	3.10%	3.10%	2.85%	2.60%	2.10%

Annualized expense ratio for the six-month period
ended 2/29/12	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.24	$11.02	$11.02	$9.76	$8.50	$5.98

Ending value (after expenses)	$1,036.80	$1,033.30	$1,033.20	$1,034.40	$1,036.00	$1,038.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.92	$10.92	$9.67	$8.42	$5.92

Ending value (after expenses)	$1,017.75	$1,014.02	$1,014.02	$1,015.27	$1,016.51	$1,019.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value

Communications equipment (4.1%)
Cisco Systems, Inc.	9,900	$196,812

Qualcomm, Inc.	3,500	217,630

		414,442
Diversified telecommunication services (46.3%)
AT&T, Inc.	47,266	1,445,867

BT Group PLC (United Kingdom)	46,328	158,462

CenturyLink, Inc.	8,800	354,200

Hutchison Telecommunications Hong Kong Holdings, Ltd.
(Hong Kong)	522,000	221,845

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	6,100	287,531

Swisscom AG (Switzerland)	489	194,800

TDC A/S (Denmark)	16,973	134,527

Telefonica SA (Spain)	10,692	182,478

Telenet Group Holding NV (Belgium)	7,757	305,699

Verizon Communications, Inc.	36,418	1,387,890

		4,673,299
Internet software and services (3.2%)
Telecity Group PLC (United Kingdom) †	28,932	317,363

		317,363
IT Services (1.6%)
InterXion Holding NV (Netherlands) †	10,400	164,112

		164,112
Media (16.3%)
Comcast Corp. Class A	14,683	431,387

Jupiter Telecommunications Co., Ltd. (Japan)	299	291,651

Kabel Deutschland Holding AG (Germany) †	8,258	495,866

Time Warner Cable, Inc.	1,500	119,010

Virgin Media, Inc. (United Kingdom)	8,300	209,160

Zon Multimedia Servicos de Telecomunicacoes e Multimedia
SGPS SA (Portugal)	30,975	96,154

		1,643,228
Wireless telecommunication services (25.6%)
Globe Telecom, Inc. (Philippines)	6,570	177,147

NII Holdings, Inc. †	5,435	97,178

NTT DoCoMo, Inc. (Japan)	156	265,774

Softbank Corp. (Japan)	4,400	131,239

Sprint Nextel Corp. †	32,078	79,233

TIM Participacoes SA ADR (Brazil)	6,900	207,345

Vodafone Group PLC (United Kingdom)	601,896	1,621,620

		2,579,536

Total common stocks (cost $8,736,786)		$9,791,980

SHORT-TERM INVESTMENTS (2.7%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]	270,064	$270,064

Total short-term investments (cost $270,064)		$270,064

TOTAL INVESTMENTS

Total investments (cost $9,006,850)		$10,062,044

17

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,085,387.

† Non-income-producing security.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $19,916 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY *

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	45.8%	Switzerland	1.9%

United Kingdom	22.9	Spain	1.8

Japan	9.7	Philippines	1.8

Germany	4.9	Netherlands	1.6

Belgium	3.0	Denmark	1.3

Hong Kong	2.2	Portugal	1.0

Brazil	2.1	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $5,021,131) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	3/22/12	$44,299	$44,251	$48

	British Pound	Buy	3/22/12	39,608	39,404	204

	Euro	Buy	3/22/12	248,893	246,611	2,282

	Norwegian Krone	Buy	3/22/12	8,688	8,366	322

	Swedish Krona	Buy	3/22/12	42,207	41,526	681

Barclays Bank PLC

	Australian Dollar	Buy	3/22/12	47,830	47,783	47

	British Pound	Buy	3/22/12	15,907	15,834	73

	Canadian Dollar	Buy	3/22/12	35,761	35,486	275

	Euro	Buy	3/22/12	65,021	64,318	703

	Hong Kong Dollar	Buy	3/22/12	15,163	15,164	(1)

	Japanese Yen	Sell	3/22/12	271,566	290,177	18,611

	Norwegian Krone	Buy	3/22/12	44,511	42,886	1,625

	Singapore Dollar	Buy	3/22/12	42,139	42,264	(125)

	Swedish Krona	Buy	3/22/12	19,390	19,067	323

	Swiss Franc	Buy	3/22/12	22,111	21,910	201

18

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $5,021,131) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.

	Australian Dollar	Sell	3/22/12	$40,447	$40,410	$(37)

	British Pound	Sell	3/22/12	99,735	99,225	(510)

	Danish Krone	Sell	3/22/12	117,496	116,058	(1,438)

	Euro	Sell	3/22/12	24,516	24,240	(276)

	Hong Kong Dollar	Sell	3/22/12	130,817	130,828	11

	Singapore Dollar	Sell	3/22/12	31,024	31,132	108

	Swedish Krona	Buy	3/22/12	11,975	11,781	194

	Swiss Franc	Sell	3/22/12	52,846	52,361	(485)

Credit Suisse AG

	British Pound	Sell	3/22/12	72,058	71,691	(367)

	Canadian Dollar	Buy	3/22/12	63,845	63,341	504

	Euro	Buy	3/22/12	116,319	115,070	1,249

	Japanese Yen	Buy	3/22/12	97,056	103,641	(6,585)

	Norwegian Krone	Buy	3/22/12	31,748	30,566	1,182

	Swedish Krona	Buy	3/22/12	73,315	72,050	1,265

Deutsche Bank AG

	Australian Dollar	Buy	3/22/12	16,692	16,674	18

	British Pound	Sell	3/22/12	21,951	21,832	(119)

	Euro	Sell	3/22/12	36,774	36,363	(411)

	Swedish Krona	Buy	3/22/12	57,444	56,498	946

Goldman Sachs International

	British Pound	Buy	3/22/12	61,877	61,575	302

	Canadian Dollar	Buy	3/22/12	37,681	37,393	288

	Euro	Buy	3/22/12	171,747	169,763	1,984

	Japanese Yen	Buy	3/22/12	296,694	317,022	(20,328)

	Norwegian Krone	Buy	3/22/12	9,760	9,397	363

	Swedish Krona	Buy	3/22/12	4,847	4,766	81

HSBC Bank USA, National Association

	British Pound	Sell	3/22/12	18,452	18,364	(88)

	Euro	Buy	3/22/12	303,388	299,901	3,487

	Hong Kong Dollar	Sell	3/22/12	26,406	26,408	2

	New Zealand Dollar	Buy	3/22/12	37,832	37,776	56

	Singapore Dollar	Buy	3/22/12	17,751	17,803	(52)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/22/12	14,980	14,967	13

	British Pound	Sell	3/22/12	302,546	301,026	(1,520)

	Canadian Dollar	Buy	3/22/12	56,066	55,641	425

	Euro	Sell	3/22/12	78,745	77,841	(904)

	Hong Kong Dollar	Sell	3/22/12	58,549	58,557	8

	Japanese Yen	Sell	3/22/12	121,185	130,919	9,734

	Singapore Dollar	Buy	3/22/12	181,428	180,932	496

	Swedish Krona	Buy	3/22/12	32,512	31,978	534

	Swiss Franc	Sell	3/22/12	103,371	102,300	(1,071)

19

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $5,021,131) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	3/22/12	$47,830	$47,725	$105

	British Pound	Sell	3/22/12	25,292	25,174	(118)

	Canadian Dollar	Buy	3/22/12	17,376	17,226	150

	Euro	Buy	3/22/12	68,619	67,845	774

	Israeli Shekel	Buy	3/22/12	24,995	25,379	(384)

	Japanese Yen	Buy	3/22/12	19,957	21,335	(1,378)

	Swedish Krona	Buy	3/22/12	22,380	21,991	389

	Swiss Franc	Buy	3/22/12	11,940	11,825	115

State Street Bank and Trust Co.

	Canadian Dollar	Buy	3/22/12	103,950	103,191	759

	Euro	Buy	3/22/12	91,270	90,115	1,155

	Israeli Shekel	Buy	3/22/12	9,750	9,891	(141)

	Swedish Krona	Buy	3/22/12	16,520	16,257	263

UBS AG

	British Pound	Buy	3/22/12	22,429	22,330	99

	Canadian Dollar	Buy	3/22/12	34,650	34,380	270

	Euro	Buy	3/22/12	113,654	112,437	1,217

	Israeli Shekel	Buy	3/22/12	9,750	9,900	(150)

	Norwegian Krone	Buy	3/22/12	27,743	26,713	1,030

	Swedish Krona	Sell	3/22/12	69,721	68,560	(1,161)

	Swiss Franc	Buy	3/22/12	15,810	15,654	156

Westpac Banking Corp.

	Australian Dollar	Buy	3/22/12	21,400	21,356	44

	British Pound	Buy	3/22/12	39,926	39,749	177

	Canadian Dollar	Buy	3/22/12	55,056	54,637	419

	Euro	Buy	3/22/12	96,333	95,300	1,033

	Japanese Yen	Sell	3/22/12	35,021	39,024	4,003

Total						$23,154

20

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,351,577	$291,651	$—

Information technology	895,917	—	—

Telecommunication services	6,169,299	1,083,536	—

Total common stocks	8,416,793	1,375,187	—

Short-term investments	270,064	—	—

Totals by level	$8,686,857	$1,375,187	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$23,154	$—

Totals by level	$—	$23,154	$—

The accompanying notes are an integral part of these financial statements.

21

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $8,736,786)	$9,791,980
Affiliated issuers (identified cost $270,064) (Note 6)	270,064

Cash	26,670

Dividends, interest and other receivables	8,483

Receivable for shares of the fund sold	26,695

Unrealized appreciation on forward currency contracts (Note 1)	60,803

Receivable from Manager (Note 2)	5,563

Total assets	10,190,258

LIABILITIES

Payable for shares of the fund repurchased	16,808

Payable for investor servicing fees (Note 2)	2,612

Payable for custodian fees (Note 2)	9,419

Payable for Trustee compensation and expenses (Note 2)	1,305

Payable for administrative services (Note 2)	38

Payable for distribution fees (Note 2)	4,058

Unrealized depreciation on forward currency contracts (Note 1)	37,649

Payable for auditing fees	25,742

Payable for reports to shareholders	6,487

Other accrued expenses	753

Total liabilities	104,871

Net assets	$10,085,387

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,169,323

Undistributed net investment income (Note 1)	47,220

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(209,399)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,078,243

Total — Representing net assets applicable to capital shares outstanding	$10,085,387

(Continued on next page)

22

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($8,096,243 divided by 624,030 shares)	$12.97

Offering price per class A share (100/94.25 of $12.97)*	$13.76

Net asset value and offering price per class B share ($241,888 divided by 18,898 shares)**	$12.80

Net asset value and offering price per class C share ($911,187 divided by 71,345 shares)**	$12.77

Net asset value and redemption price per class M share ($38,651 divided by 2,995 shares)	$12.91

Offering price per class M share (100/96.50 of $12.91)*	$13.38

Net asset value, offering price and redemption price per class R share
($69,727 divided by 5,394 shares)	$12.93

Net asset value, offering price and redemption price per class Y share
($727,691 divided by 55,971 shares)	$13.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

23

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,797)	$173,974

Interest (including interest income of $83 from investments in affiliated issuers) (Note 6)	83

Total investment income	174,057

EXPENSES

Compensation of Manager (Note 2)	29,009

Investor servicing fees (Note 2)	15,790

Custodian fees (Note 2)	10,222

Trustee compensation and expenses (Note 2)	337

Administrative services (Note 2)	143

Distribution fees — Class A (Note 2)	9,395

Distribution fees — Class B (Note 2)	1,142

Distribution fees — Class C (Note 2)	2,690

Distribution fees — Class M (Note 2)	145

Distribution fees — Class R (Note 2)	128

Reports to shareholders	7,505

Auditing	29,761

Other	1,845

Fees waived and reimbursed by Manager (Note 2)	(40,664)

Total expenses	67,448

Expense reduction (Note 2)	(20)

Net expenses	67,428

Net investment income	106,629

Net realized loss on investments (Notes 1 and 3)	(116,849)

Net realized loss on foreign currency transactions (Note 1)	(58,004)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	18,820

Net unrealized appreciation of investments during the period	399,176

Net gain on investments	243,143

Net increase in net assets resulting from operations	$349,772

The accompanying notes are an integral part of these financial statements.

24

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$106,629	$250,950

Net realized gain (loss) on investments
and foreign currency transactions	(174,853)	256,974

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	417,996	350,251

Net increase in net assets resulting from operations	349,772	858,175

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(259,043)	(132,743)

Class B	(7,206)	(1,804)

Class C	(18,475)	(3,544)

Class M	(1,168)	(317)

Class R	(2,270)	(302)

Class Y	(27,961)	(11,554)

Net realized short-term gain on investments

Class A	(62,099)	(125,175)

Class B	(2,051)	(1,935)

Class C	(4,899)	(4,069)

Class M	(317)	(374)

Class R	(535)	(320)

Class Y	(6,260)	(10,233)

From net realized long-term gain on investments
Class A	(39,625)	(79,546)

Class B	(1,308)	(1,230)

Class C	(3,126)	(2,586)

Class M	(203)	(237)

Class R	(341)	(204)

Class Y	(3,994)	(6,503)

Redemption fees (Note 1)	706	1,796

Increase from capital share transactions (Note 4)	1,448,898	4,051,174

Total increase in net assets	1,358,495	4,528,469

NET ASSETS

Beginning of period	8,726,892	4,198,423

End of period (including undistributed net investment
income of $47,220 and $256,714, respectively)	$10,085,387	$8,726,892

* Unaudited

The accompanying notes are an integral part of these financial statements.

25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
February 29, 2012 **	$13.13	.15	.30	.45	(.44)	(.17)	(.61)	—	$12.97	3.68 *	$8,096	.71 *	1.18 *	16 *
August 31, 2011	11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	—	13.13	20.01	7,395	1.40	3.42	43
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	—	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [f]	.30	.56	—	—	—	—	10.56	5.60 *	3,193	1.02 *	2.79 *[f]	45 *

Class B
February 29, 2012 **	$12.94	.10	.30	.40	(.37)	(.17)	(.54)	—	$12.80	3.33 *	$242	1.09 *	.82 *	16 *
August 31, 2011	11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	—	12.94	19.14	201	2.15	3.08	43
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	—	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [f]	.26	.50	—	—	—	—	10.50	5.00 *	21	1.55 *	2.57 *[f]	45 *

Class C
February 29, 2012 **	$12.94	.10	.30	.40	(.40)	(.17)	(.57)	—	$12.77	3.32 *	$911	1.09 *	.82 *	16 *
August 31, 2011	11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	—	12.94	19.17	345	2.15	3.01	43
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	—	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [f]	.29	.50	—	—	—	—	10.50	5.00 *	11	1.55 *	2.25 *[f]	45 *

Class M
February 29, 2012 **	$13.05	.12	.30	.42	(.39)	(.17)	(.56)	—	$12.91	3.44 *	$39	.96 *	.95 *	16 *
August 31, 2011	11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	—	13.05	19.45	39	1.90	3.71	43
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	—	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [f]	.29	.52	—	—	—	—	10.52	5.20 *	11	1.37 *	2.43 *[f]	45 *

Class R
February 29, 2012 **	$13.11	.14	.30	.44	(.45)	(.17)	(.62)	—	$12.93	3.60 *	$70	.84 *	1.09 *	16 *
August 31, 2011	11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	—	13.11	19.73	17	1.65	3.04	43
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	—	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [f]	.30	.54	—	—	—	—	10.54	5.40 *	11	1.19 *	2.60 *[f]	45 *

Class Y
February 29, 2012 **	$13.17	.17	.30	.47	(.47)	(.17)	(.64)	—	$13.00	3.85 *	$728	.59 *	1.33 *	16 *
August 31, 2011	11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	—	13.17	20.27	729	1.15	3.75	43
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	—	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [f]	.24	.57	—	—	—	—	10.57	5.70 *	98	.84 *	3.42 *[f]	45 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	0.44%

August 31, 2011	0.95

August 31, 2010	2.64

August 31, 2009	5.90

e Includes amounts paid through expense offset and/or brokerage/service arrangements.

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

28

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of companies worldwide in the telecommunication industries that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

29

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

30

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $22,842 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

31

The aggregate identified cost on a tax basis is $9,034,702, resulting in gross unrealized appreciation and depreciation of $1,372,099 and $344,757, respectively, or net unrealized appreciation of $1,027,342.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $40,664 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in

32

the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $7, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,853 and no monies from the sale of class A and class M shares, respectively, and received $96 and $25 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,449,996 and $1,443,147, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	110,321	$1,411,905	364,891	$4,891,849

Shares issued in connection with
reinvestment of distributions	14,299	175,731	26,136	326,487

	124,620	1,587,636	391,027	5,218,336

Shares repurchased	(63,708)	(809,666)	(139,414)	(1,898,776)

Net increase	60,912	$777,970	251,613	$3,319,560

33

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	5,261	$66,602	16,003	$209,938

Shares issued in connection with
reinvestment of distributions	797	9,679	383	4,742

	6,058	76,281	16,386	214,680

Shares repurchased	(2,720)	(34,247)	(4,267)	(56,871)

Net increase	3,338	$42,034	12,119	$157,809

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	45,072	$576,651	17,341	$234,095

Shares issued in connection with
reinvestment of distributions	2,134	25,847	774	9,580

	47,206	602,498	18,115	243,675

Shares repurchased	(2,546)	(32,549)	(3,127)	(41,075)

Net increase	44,660	$569,949	14,988	$202,600

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	2,834	$37,912

Shares issued in connection with
reinvestment of distributions	122	1,496	75	928

	122	1,496	2,909	38,840

Shares repurchased	(152)	(1,918)	(917)	(11,209)

Net increase (decrease)	(30)	$(422)	1,992	$27,631

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	4,042	$53,111	179	$2,435

Shares issued in connection with
reinvestment of distributions	257	3,146	66	826

	4,299	56,257	245	3,261

Shares repurchased	(183)	(2,288)	—	—

Net increase	4,116	$53,969	245	$3,261

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	12,276	$157,514	43,194	$584,258

Shares issued in connection with
reinvestment of distributions	3,104	38,215	2,260	28,290

	15,380	195,729	45,454	612,548

Shares repurchased	(14,775)	(190,331)	(21,157)	(272,235)

Net increase	605	$5,398	24,297	$340,313

34

At the close of the reporting period, Putnam Investments, LLC owned the following shares:

	Shares owned	Percentage of ownership	Value at 2/29/12

Class A	216,403	34.7%	$2,808,916

Class M	1,147	38.3%	14,812

Class R	1,155	21.4%	14,932

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$60,803	Payables	$37,649

Total		$60,803		$37,649

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(58,770)	$(58,770)

Total	$(58,770)	$(58,770)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$19,142	$19,142

Total	$19,142	$19,142

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $83 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,557,755 and $1,501,006, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

35

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

36

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk
Marketing Services	Executive Vice President,	and Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA723
273270 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Semiannual report 2|29|12

A world of investing.™

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. It is important to understand that you can lose money by investing in the fund. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 may be attractive to investors who are willing to accept a prudent amount of risk while seeking income for their retirement years. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

"We can invest across a range of asset classes, including U.S. and international stocks and bonds. We also use absolute return strategies to seek lower volatility."

Jeffrey L. Knight, CFA
Head of Global Asset Allocation
Portfolio Manager
Putnam Retirement Income Lifestyle Funds

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Investment allocations

Putnam Absolute Return Funds 40%
Bonds 43%
Stocks 17%

Stock and bond weightings reflect strategic allocations; actual allocations may vary.

Seeking reduced volatility with absolute return strategies

The ups and downs of the financial markets are key concerns for investors in retirement. Putnam Retirement Income Fund Lifestyle 2 seeks to address volatility by investing a portion of its assets in Putnam Absolute Return Funds. The funds pursue positive returns that exceed the rate of inflation by targeted amounts over periods of three years or more, regardless of market conditions.

Putnam Absolute Return Funds pursue these targeted returns above inflation

100 Fund	300 Fund	500 Fund	700 Fund
1.0%	3.0%	5.0%	7.0%

CONSERVATIVE — AGGRESSIVE

There can be no assurance that a fund will meet its objective.

The funds are not intended to outperform stocks and bonds during strong market rallies.

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period and since inception are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Jeff, after a mostly volatile year, global markets appeared to rebound in 2012. What contributed to the turnaround?

The U.S. economy had surprised on the upside in the final months of the period. Economic data including housing, jobs, consumer confidence, and spending were either stable or slowly improving — suggesting that the U.S. economy, and the global economic outlook for that matter, might not be as bleak as first thought.

Signs of a U.S. recovery were welcome news amid Europe’s clear economic deceleration and China’s more measured slowdown. The positive U.S. economic reports were enough to tempt cautious investors who had waited out the uncertainty in lower-risk investments to shift assets into higher-risk strategies, thus driving up stock prices. While global equity markets were lifted by the positive news, U.S. stocks outperformed international stocks for the six months ended February 29, 2012, with the S&P 500 Index’s 13.31% return surpassing the 4.13% return of non-U.S. equities as measured by the MSCI EAFE Index [ND].

Interest rates around the world remain at historic lows, given global growth challenges. How has this affected your fixed-income strategy?

We continue to favor limited exposure to interest-rate risk in our fixed-income strategies, which detracted somewhat from relative returns during much of the period. With interest rates in a number of markets near historic lows, we believe the potential rewards

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

from a long-duration stance are minimal, while the potential risks are great. That said, we believe there are opportunities to take tactical positions at the long end of the yield curve, which we think will continue to exhibit volatility. While central banks have anchored the short end of the curve, the long end — represented by bonds with maturities of 20 to 30 years — may be forced to absorb all of the policy uncertainty or any additional shocks to the global financial system, providing short-term opportunities.

Do you think that European sovereign debt challenges will continue to set the tone for global markets?

Yes, we believe Europe’s debt woes and policymakers’ efforts to address the long-term structural challenges are likely to dominate the course of the global markets for the foreseeable future — much as they have for the past two years. It’s unlikely that a simple solution exists for overcoming these policy hurdles given the disparity of the needs and goals of the countries involved. In many ways, markets currently reflect this reality. For example, the spread between Italian and German interest rates today closely matches the differences we saw in the pre-European Monetary Union era. In the 1990s, those differences were the result primarily of currency risks, while today those differences are driven by credit risks.

The funding arrangements put in place have likely helped the European Union avoid a crisis, but long-term fiscal challenges remain, and the outcome appears anything but clear. We should add, however, that even if Greece eventually were to default on its debt, we believe the direct implications to the U.S. economy would be limited, given that U.S. banks today are generally better capitalized than their European counterparts.

Putnam Retirement Income Fund Lifestyle 2 takes a moderate approach to producing income for retirees. Could you review the fund’s strategy in the context of the markets?

Certainly. As one of a suite of three Putnam Retirement Income Lifestyle Funds, Lifestyle 2

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 2/29/12. Cash and net other assets represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of underlying fund holdings and derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

is designed for investors who are in or near retirement and fits in between the more conservative Putnam Retirement Income Fund Lifestyle 1 and the more aggressive Putnam Retirement Income Fund Lifestyle 3. We adjust the portfolio across a wide range of securities, including domestic and international stocks, bonds, and convertible securities, as well as in Putnam Absolute Return 100, 300, 500, and 700 Funds. Putnam’s Absolute Return Funds pursue positive returns with less volatility over time than the securities markets have historically offered.

By utilizing global asset allocation strategies, the fund is managed for comprehensive diversification, greater stability, and income while prudently managing risk. We believe the effectiveness of the fund’s approach can be seen when the fund’s returns for the six months ended February 29, 2012, are considered in the context of the various asset classes and sectors composing the financial markets.

While all asset classes generally delivered positive performance for the six-month period, results varied. Market leaders included U.S. large-cap stocks [Russell 1000 Index], energy stocks [MSCI World Energy Index (ND)], and high-yield bonds [JPMorgan Developed High Yield Index], which generated returns of 13.31%, 10.58%, and 8.87%, respectively. On the other hand, less-favorable but nevertheless still-positive performers included European stocks [MSCI EAFE Index (ND)], U.S. bonds [Barclays Capital U.S. Aggregate Bond Index], and utilities [MSCI World Utilities Index (ND)], which posted returns of 4.13%, 2.73%, and 0.11%, respectively, for the same period.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

We believe the fund’s flexible approach to investing across asset classes and strategies can help provide greater stability of returns and income while moderating volatility.

Did the fund employ derivatives to any significant degree during the period?

Yes we did, because the derivative of a security oftentimes can be less expensive and more liquid than the actual physical security. This strategy is especially efficient in the high-yield and fixed-income emerging markets. We used credit default swaps to hedge credit and market risks and to gain exposure to individual holdings.

What factors do you think will drive global markets for the remainder of 2012?

We think that geography is likely to be quite meaningful again in 2012. Europe will continue to struggle against an intensifying debt crisis, we believe, and steps taken to address the debt crisis will necessarily subdue economic activity there as resources are directed away from more productive uses. Meanwhile, China’s economy is decelerating, and many Asian countries are trying to gradually dampen inflation to achieve a soft landing. Many investors are looking to the United States, with its improving job market and rising consumer confidence and spending, as a pacesetter for global growth in the coming months.

While a slow-growth environment may not be ideal for equity investors or for the global economy as a whole, a somewhat cautionary environment creates a fairly attractive setting for corporate credit, in our view. Thus, in the fixed-income universe, the fundamentals across a range of fixed-income sectors remain attractive in our opinion. Defaults in corporate debt are well below the long-term average, and we believe that the default rate is likely to remain low, even in a relatively anemic economic environment. As a result, credit risk gained through exposure to corporate bonds and certain mortgage-backed securities continues to be attractively priced in our estimation.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of underlying fund holdings and derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

The flight to quality in 2011 created myriad opportunities in the crisis-sensitive or higher-risk assets. Investors appeared to have taken note in the first quarter of 2012, which resulted in the best first-quarter rally in global stocks since 1998. If macroeconomic worries recede at all, we think these higher-risk strategies could see increased demand in the coming months.

Jeff, thank you for your time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective February 2012, the fund’s monthly dividend rate of $0.005 decreased to $0.004 per class A share. Similar reductions were made to some of the fund’s other share classes. The reduction was the result of market yields decreasing in combination with credit spreads tightening (the difference in yield between Treasuries and debt in other sectors). With Greece averting the immediate threat of default and optimism about the U.S. economy rising during the period, the improved clarity eased pressures in the credit markets, tightened risk spreads, and pushed yields lower — leading to an overall decrease in interest and dividend income earned in the fund.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey Knight, your fund’s portfolio managers are Robert J. Kea, CFA; Joshua B. Kutin, CFA; and Robert J. Schoen.

IN THE NEWS

Europe looks as if it may be headed back into recession. Sharp declines in household spending, exports, and manufacturing activity led to an economic downdraft in the final months of 2011. Economic output for the 17 eurozone countries contracted 0.3% from October to December, according to Eurostat, the European Union’s statistics office. Officials are forecasting a recession in 2012, the region’s second slowdown in three years. However, there are vast differences in health among the various eurozone economies. Officials warn that Greece is likely to remain in recession in 2012 and will likely not return to growth until 2014. Conversely, Germany and France, the eurozone’s largest and healthiest economies, are seen avoiding recession this year. If European officials can find a solution to stave off financial crises for the region’s most indebted member countries, economists believe that growth could turn positive in the second half of 2012.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	1.45%	–2.64%	0.94%	–4.02%	0.94%	–0.05%	1.24%	–2.09%	1.30%	1.63%

6 months	4.05	–0.14	3.64	–1.36	3.64	2.64	3.84	0.44	3.89	4.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/29/12

	Barclays Capital U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	5.35%	9.09%

6 months	2.73	13.31

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		1	1	5		5	6

Income	$0.207		$0.177	$0.177	$0.196		$0.192	$0.224

Capital gains	—		—	—	—		—	—

Total	$0.207		$0.177	$0.177	$0.196		$0.192	$0.224

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$9.75	$10.16	$9.74	$9.74	$9.75	$10.08	$9.75	$9.76

2/29/12	9.93	10.34	9.91	9.91	9.92	10.25	9.93	9.93

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.48%	0.46%	—	—	0.24%	0.23%	0.24%	0.73%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	1.28	0.58%	0.56%	N/A	1.04	1.05	1.56

Current 30-day SEC yield [3]
(without expense limitation	N/A	–0.87	–1.65	–1.67	N/A	–1.13	–1.18	–0.68

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	2.41%	–1.72%	1.76%	–3.24%	1.76%	0.76%	2.18%	–1.18%	2.23%	2.61%

6 months	7.86	3.50	7.34	2.34	7.34	6.34	7.67	4.16	7.73	7.99

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 8/31/11*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Estimated total annual operating expenses
for the fiscal year ended 8/31/11	3.04%	3.79%	3.79%	3.29%	3.29%	2.79%

Annualized expense ratio for the six-month
period ended 2/29/12†	0.70%	1.45%	1.45%	0.95%	0.95%	0.45%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/12.

† Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.55	$7.34	$7.34	$4.81	$4.82	$2.28

Ending value (after expenses)	$1,040.50	$1,036.40	$1,036.40	$1,038.40	$1,038.90	$1,041.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.52	$7.27	$7.27	$4.77	$4.77	$2.26

Ending value (after expenses)	$1,021.38	$1,017.65	$1,017.65	$1,020.14	$1,020.14	$1,022.63

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U. S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/29/12 (Unaudited)

INVESTMENT COMPANIES (43.2%)*	Shares	Value

iShares MSCI EAFE Index Fund	40	$2,188

Putnam Absolute Return 100 Fund Class Y §	48,527	488,669

Putnam Absolute Return 300 Fund Class Y §	113,623	1,185,089

Putnam Absolute Return 500 Fund Class Y §	188,086	2,061,427

Putnam Absolute Return 700 Fund Class Y §	27,520	311,524

Putnam Money Market Fund Class A §	388,266	388,266

SPDR S&P 500 ETF Trust	65	8,897

SPDR S&P Midcap 400 ETF Trust	7	1,244

Vanguard Small Cap ETF Fund (VIPERS) R	53	3,232

Total investment companies (cost $4,556,509)		$4,450,536

COMMON STOCKS (16.9%)*	Shares	Value

Basic materials (0.8%)
Albemarle Corp.	36	$2,395

BASF SE (Germany)	62	5,444

Bemis Co., Inc.	47	1,474

CF Industries Holdings, Inc.	22	4,092

Chicago Bridge & Iron Co., NV (Netherlands)	48	2,233

Cliffs Natural Resources, Inc.	52	3,301

Cytec Industries, Inc.	22	1,308

Domtar Corp. (Canada)	16	1,534

Fletcher Building, Ltd. (New Zealand)	736	3,998

Fortune Brands Home & Security, Inc. †	82	1,586

Fresnillo PLC (Mexico)	318	9,622

LyondellBasell Industries NV Class A (Netherlands)	103	4,440

Monsanto Co.	143	11,065

Nippon Paper Group, Inc. (Japan)	300	6,438

Nitto Denko Corp. (Japan)	200	8,207

PPG Industries, Inc.	52	4,745

Rio Tinto PLC (United Kingdom)	30	1,711

Sealed Air Corp.	85	1,669

Steel Dynamics, Inc.	94	1,392

Syngenta AG (Switzerland)	10	3,261

Valspar Corp.	39	1,808

voestalpine AG (Austria)	48	1,701

Westlake Chemical Corp.	11	663

		84,087
Capital goods (1.0%)
AGCO Corp. †	44	2,272

Bekaert NV (Belgium)	93	3,109

Cummins, Inc.	66	7,958

Dover Corp.	73	4,673

Emerson Electric Co.	232	11,672

European Aeronautic Defense and Space Co. NV (France)	152	5,521

Exelis, Inc.	104	1,093

Fluor Corp.	70	4,234

Hitachi, Ltd. (Japan)	2,000	11,648

COMMON STOCKS (16.9%)* cont.	Shares	Value

Capital goods cont.
ITT Corp.	51	$1,272

Lockheed Martin Corp.	90	7,957

McDermott International, Inc. †	116	1,515

Metso Corp. OYJ (Finland)	82	3,895

Mitsubishi Electric Corp. (Japan)	1,000	8,990

Raytheon Co.	128	6,467

SembCorp Industries, Ltd. (Singapore)	1,000	4,207

Societe BIC SA (France)	89	8,949

Staples, Inc.	235	3,445

Textron, Inc.	119	3,274

		102,151
Communication services (0.7%)
AT&T, Inc.	253	7,739

Cellcom Israel, Ltd. (Israel)	233	3,160

Comcast Corp. Class A	537	15,777

France Telecom SA (France)	456	6,959

IAC/InterActiveCorp.	58	2,645

MetroPCS Communications, Inc. †	75	773

Portugal Telecom SGPS SA (Portugal)	1,390	7,187

Telecom Corp. of New Zealand, Ltd. (New Zealand)	2,273	4,059

Telstra Corp., Ltd. (Australia)	2,622	9,260

Verizon Communications, Inc.	453	17,264

		74,823
Conglomerates (0.3%)
AMETEK, Inc.	69	3,284

Danaher Corp.	180	9,509

General Electric Co.	488	9,296

Tyco International, Ltd.	159	8,239

		30,328
Consumer cyclicals (1.6%)
Advance Auto Parts, Inc.	28	2,390

Alliance Data Systems Corp. †	26	3,155

Bed Bath & Beyond, Inc. †	76	4,540

Best Buy Co., Inc.	107	2,643

Bridgestone Corp. (Japan)	100	2,411

CBS Corp. Class B	194	5,801

Coach, Inc.	81	6,062

Daito Trust Construction Co., Ltd. (Japan)	100	8,814

Dillards, Inc. Class A	33	2,018

Dolby Laboratories, Inc. Class A †	33	1,256

Dun & Bradstreet Corp. (The)	25	2,066

Expedia, Inc.	43	1,464

Foot Locker, Inc.	135	3,938

GameStop Corp. Class A †	66	1,503

Gannett Co., Inc.	104	1,543

General Motors Co. †	218	5,672

Global Payments, Inc.	53	2,736

Home Depot, Inc. (The)	325	15,460

COMMON STOCKS (16.9%)* cont.	Shares	Value

Consumer cyclicals cont.
Host Marriott Corp. R	418	$6,596

Kingfisher PLC (United Kingdom)	1,419	6,416

Lear Corp.	42	1,899

Macy’s, Inc.	128	4,860

Marriott International, Inc. Class A	88	3,105

McGraw-Hill Cos., Inc. (The)	94	4,376

Mediaset SpA (Italy)	670	1,985

Navistar International Corp. †	37	1,546

News Corp. Class A	353	7,014

Next PLC (United Kingdom)	142	6,260

O’Reilly Automotive, Inc. †	41	3,547

PETsMART, Inc.	43	2,397

Peugeot SA (France)	156	3,127

R. R. Donnelley & Sons Co.	99	1,368

Swire Pacific, Ltd. (Hong Kong)	500	5,668

TABCORP Holdings, Ltd. (Australia)	2,891	8,407

Towers Watson & Co. Class A	28	1,790

URS Corp. †	39	1,702

Viacom, Inc. Class B	151	7,191

VistaPrint NV †	51	2,075

Volkswagen AG (Preference) (Germany)	57	10,658

Volvo AB Class B (Sweden)	83	1,211

Wal-Mart Stores, Inc.	40	2,363

Wyndham Worldwide Corp.	57	2,507

Wynn Resorts, Ltd.	27	3,201

		174,741
Consumer staples (1.5%)
Brinker International, Inc.	40	1,104

British American Tobacco (BAT) PLC (United Kingdom)	113	5,711

Coca-Cola Co. (The)	67	4,681

ConAgra Foods, Inc.	180	4,725

Corrections Corporation of America †	56	1,403

Costco Wholesale Corp.	129	11,102

CVS Caremark Corp.	343	15,469

Dr. Pepper Snapple Group, Inc.	107	4,071

Heineken NV (Netherlands)	43	2,270

Herbalife, Ltd.	60	3,973

ITOCHU Corp. (Japan)	400	4,562

Kao Corp. (Japan)	300	7,681

Kroger Co. (The)	230	5,472

Lorillard, Inc.	49	6,423

McDonald’s Corp.	24	2,383

Molson Coors Brewing Co. Class B	77	3,383

Nestle SA (Switzerland)	294	17,971

PepsiCo, Inc.	34	2,140

Philip Morris International, Inc.	257	21,465

Procter & Gamble Co. (The)	122	8,237

COMMON STOCKS (16.9%)* cont.	Shares	Value

Consumer staples cont.
Reckitt Benckiser Group PLC (United Kingdom)	26	$1,439

Robert Half International, Inc.	72	2,047

Safeway, Inc.	178	3,818

Suedzucker AG (Germany)	98	2,839

Tesco PLC (United Kingdom)	1,072	5,391

Woolworths, Ltd. (Australia)	108	2,913

		152,673
Energy (1.5%)
BP PLC (United Kingdom)	1,124	8,805

Chevron Corp.	236	25,752

ConocoPhillips	53	4,057

Diamond Offshore Drilling, Inc.	28	1,917

Exxon Mobil Corp.	290	25,085

Helmerich & Payne, Inc.	35	2,146

HollyFrontier Corp.	70	2,284

Marathon Oil Corp.	168	5,694

Marathon Petroleum Corp.	96	3,989

Murphy Oil Corp.	56	3,581

National Oilwell Varco, Inc.	92	7,593

Occidental Petroleum Corp.	94	9,811

Oceaneering International, Inc.	76	4,125

Peabody Energy Corp.	84	2,930

Petrofac, Ltd. (United Kingdom)	199	5,037

Royal Dutch Shell PLC Class A (United Kingdom)	181	6,584

Schlumberger, Ltd.	32	2,484

Seadrill, Ltd. (Norway)	201	8,332

Superior Energy Services †	63	1,848

Tesoro Corp. †	62	1,645

Total SA (France)	237	13,259

Valero Energy Corp.	237	5,804

WPX Energy, Inc.	90	1,634

		154,396
Financials (5.2%)
Acadia Realty Trust R	102	2,161

Alexandria Real Estate Equities, Inc. R	21	1,505

Allied World Assurance Co. Holdings AG	24	1,583

American Financial Group, Inc.	47	1,760

AON Corp.	136	6,366

Arch Capital Group, Ltd. †	70	2,594

Ashford Hospitality Trust, Inc. R	343	2,895

Assurant, Inc.	54	2,293

Assured Guaranty, Ltd. (Bermuda)	109	1,831

AvalonBay Communities, Inc. R	142	18,413

Aviva PLC (United Kingdom)	1,594	9,340

Baloise Holding AG Class R (Switzerland)	26	2,046

Bank of America Corp.	100	797

Barclays PLC (United Kingdom)	1,155	4,502

COMMON STOCKS (16.9%)* cont.	Shares	Value

Financials cont.
Berkshire Hathaway, Inc. Class B †	61	$4,785

Boston Properties, Inc. R	104	10,561

BRE Properties R	145	7,022

Camden Property Trust R	151	9,362

CBOE Holdings, Inc.	86	2,371

Cedar Shopping Centers, Inc. R	537	2,556

Chimera Investment Corp. R	428	1,314

CIT Group, Inc. †	39	1,588

Citigroup, Inc.	55	1,833

City National Corp.	10	470

CommonWealth REIT R	263	4,892

Credit Agricole SA (France)	717	4,592

CubeSmart R	359	4,050

DCT Industrial Trust, Inc. R	928	5,252

Delek Group, Ltd. (Israel)	6	1,085

Digital Realty Trust, Inc. R	43	3,118

Douglas Emmett, Inc. R	309	6,511

Duke Realty Investments, Inc. R	24	333

DuPont Fabros Technology, Inc. R	157	3,595

Eaton Vance Corp.	111	3,198

Education Realty Trust, Inc. R	423	4,348

Entertainment Properties Trust R	137	6,234

Equity Residential Trust R	301	17,124

Essex Property Trust, Inc. R	15	2,100

Everest Re Group, Ltd.	24	2,108

Federal Realty Investment Trust R	92	8,772

Fidelity National Financial, Inc. Class A	124	2,140

General Growth Properties R	197	3,205

Hartford Financial Services Group, Inc. (The)	204	4,225

HCP, Inc. R	299	11,811

Health Care REIT, Inc. R	108	5,880

Highwoods Properties, Inc. R	184	5,888

Hospitality Properties Trust R	232	5,737

Investment AB Kinnevik Class B (Sweden)	378	8,615

Jefferies Group, Inc.	170	2,842

JPMorgan Chase & Co.	531	20,836

Kimco Realty Corp. R	550	10,109

Liberty Property Trust R	194	6,580

Link REIT (The) (Hong Kong) R	500	1,874

Macerich Co. (The) R	67	3,617

Mack-Cali Realty Corp. R	179	5,119

Man Group PLC (United Kingdom)	2,675	5,571

Morgan Stanley	537	9,956

Nasdaq OMX Group, Inc. (The) †	116	3,055

National Australia Bank, Ltd. (Australia)	458	11,542

National Retail Properties, Inc. R	207	5,517

COMMON STOCKS (16.9%)* cont.	Shares	Value

Financials cont.
NKSJ Holdings, Inc. (Japan)	400	$9,397

Northern Trust Corp.	114	5,063

Pennsylvania Real Estate Investment Trust R	264	3,543

Piedmont Office Realty Trust, Inc. Class A R	357	6,290

PNC Financial Services Group, Inc.	85	5,059

Post Properties, Inc. R	139	6,070

Prologis, Inc. R	312	10,502

Public Storage R	194	26,010

Rayonier, Inc. R	45	2,003

Realty Income Corp. R	46	1,697

Regency Centers Corp. R	163	6,975

Reinsurance Group of America, Inc. Class A	40	2,307

RenaissanceRe Holdings, Ltd.	25	1,799

Rouse Properties, Inc. (Rights) F	7	1

Rouse Properties, Inc. Class B † R	7	102

RSA Insurance Group PLC (United Kingdom)	3,474	6,041

Senior Housing Properties Trust R	37	792

Simon Property Group, Inc. R	367	49,728

SL Green Realty Corp. R	42	3,194

Societe Generale SA (France)	187	6,042

Sovran Self Storage, Inc. R	95	4,513

Sumitomo Mitsui Financial Group, Inc. (Japan)	400	13,587

Svenska Handelsbanken AB Class A (Sweden)	228	7,657

Swire Properties, Ltd. (Hong Kong)	350	862

Taubman Centers, Inc. R	15	1,036

TD Ameritrade Holding Corp.	183	3,417

UDR, Inc. R	102	2,552

Vornado Realty Trust R	119	9,726

W.R. Berkley Corp.	63	2,252

Wells Fargo & Co.	479	14,988

Westpac Banking Corp. (Australia)	342	7,610

		532,194
Health care (1.6%)
Abbott Laboratories	22	1,245

Aetna, Inc.	111	5,190

AmerisourceBergen Corp.	85	3,175

AstraZeneca PLC (United Kingdom)	242	10,809

C.R. Bard, Inc.	28	2,621

Eli Lilly & Co.	262	10,281

Endo Pharmaceuticals Holdings, Inc. †	68	2,521

Forest Laboratories, Inc. †	216	7,024

Gilead Sciences, Inc. †	210	9,555

GlaxoSmithKline PLC (United Kingdom)	378	8,341

HCA Holdings, Inc.	48	1,280

Health Management Associates, Inc. Class A †	123	908

Humana, Inc.	50	4,355

Johnson & Johnson	117	7,614

COMMON STOCKS (16.9%)* cont.	Shares	Value

Health care cont.
McKesson Corp.	71	$5,929

Merck & Co., Inc.	87	3,321

Novartis AG (Switzerland)	96	5,230

Omnicare, Inc.	46	1,618

Orion Oyj Class B (Finland)	159	3,425

Pfizer, Inc.	916	19,328

ResMed, Inc. †	57	1,670

Sabra Health Care REIT, Inc. R	211	3,013

Sanofi (France)	67	4,955

Takeda Pharmaceutical Co., Ltd. (Japan)	200	9,037

United Therapeutics Corp. †	43	2,052

UnitedHealth Group, Inc.	252	14,049

Ventas, Inc. R	196	10,960

Warner Chilcott PLC Class A (Ireland) †	133	2,225

		161,731
Technology (2.0%)
Agilent Technologies, Inc. †	119	5,191

AOL, Inc. †	115	2,065

Apple, Inc. †	84	45,565

Applied Materials, Inc.	295	3,611

BMC Software, Inc. †	87	3,257

Broadcom Corp. Class A †	115	4,272

Brocade Communications Systems, Inc. †	255	1,474

CA, Inc.	155	4,190

Cadence Design Systems, Inc. †	211	2,483

Cisco Systems, Inc.	589	11,709

Dell, Inc. †	314	5,432

Fujitsu, Ltd. (Japan)	1,000	5,392

Google, Inc. Class A †	36	22,257

IBM Corp.	61	12,001

Intel Corp.	189	5,080

KLA-Tencor Corp.	49	2,372

L-3 Communications Holdings, Inc.	45	3,161

Lam Research Corp. †	46	1,918

Microsoft Corp.	885	28,090

Nikon Corp. (Japan)	100	2,712

Nokia OYJ (Finland)	1,026	5,386

NVIDIA Corp. †	167	2,530

Oracle Corp.	103	3,015

Polycom, Inc. †	76	1,569

QLogic Corp. †	230	3,954

Qualcomm, Inc.	40	2,487

Symantec Corp. †	273	4,870

Tech Data Corp. †	25	1,337

Teradyne, Inc. †	91	1,494

Vishay Intertechnology, Inc. †	104	1,275

Western Digital Corp. †	67	2,630

		202,779

COMMON STOCKS (16.9%)* cont.	Shares	Value

Transportation (0.1%)
ComfortDelgro Corp., Ltd. (Singapore)	2,000	$2,442

Delta Air Lines, Inc. †	361	3,541

Firstgroup PLC (United Kingdom)	268	1,254

United Continental Holdings, Inc. †	145	2,994

Wabtec Corp.	23	1,719

Yangzijiang Shipbuilding Holdings, Ltd. (China)	3,000	3,237

		15,187
Utilities and power (0.6%)
AES Corp. (The) †	285	3,865

Ameren Corp.	109	3,496

CenterPoint Energy, Inc.	187	3,645

CMS Energy Corp.	120	2,569

DTE Energy Co.	73	3,941

Enel SpA (Italy)	1,009	4,049

Energias de Portugal (EDP) SA (Portugal)	565	1,649

Entergy Corp.	72	4,797

NRG Energy, Inc. †	124	2,120

PG&E Corp.	153	6,377

Red Electrica Corp. SA (Spain)	172	8,684

RWE AG (Preference) (Germany)	252	10,593

TECO Energy, Inc.	111	1,992

Westar Energy, Inc.	63	1,734

		59,511

Total common stocks (cost $1,696,488)		$1,744,601

U.S. TREASURY OBLIGATIONS (13.5%)*	Principal amount	Value

U.S. Treasury Bonds
7 7/8s, February 15, 2021	$44,000	$66,658
5 1/4s, November 15, 2028	18,000	24,312

U.S. Treasury Notes
3 1/8s, May 15, 2021	50,000	55,520
3 1/8s, October 31, 2016	190,000	210,217
2 3/4s, December 31, 2017	283,000	309,675
2 5/8s, February 29, 2016	98,000	105,664
2 3/8s, August 31, 2014	60,000	62,972
2s, January 31, 2016	118,000	124,246
1 3/8s, May 15, 2013	187,000	189,582
1s, August 31, 2016	236,000	238,434

Total U.S. treasury obligations (cost $1,358,544)		$1,387,280

CORPORATE BONDS AND NOTES (2.6%)*	Principal amount	Value

Basic materials (0.3%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$5,000	$6,446

Dow Chemical Co. (The) sr. unsec. notes 5 1/4s, 2041	5,000	5,469

International Paper Co. sr. unsec. notes 9 3/8s, 2019	5,000	6,618

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	5,000	6,177

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,407

		30,117

CORPORATE BONDS AND NOTES (2.6%)* cont.	Principal amount	Value

Communication services (0.6%)
American Tower REIT, Inc. sr. unsec. notes 7s, 2017 R	$5,000	$5,767

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	5,000	4,250

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	10,000	13,207

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	5,000	5,722

France Telecom sr. unsec. unsub. notes 8 1/2s, 2031 (France)	3,000	4,382

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	5,000	5,679

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,156

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,567

Qwest Corp. notes 6 3/4s, 2021	4,000	4,541

Telecom Italia Capital SA company guaranty sr. unsec.
unsub. notes 6.175s, 2014 (Italy)	5,000	5,150

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2041	10,000	10,992

		69,413
Consumer cyclicals (0.1%)
Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	5,000	5,107

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	5,000	5,137

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,068

		15,312
Consumer staples (0.1%)
Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017	5,000	6,068

		6,068
Energy (0.3%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	5,000	5,798

Petrobras International Finance Co. company
guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,215

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	5,000	5,719

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	5,000	5,956

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	5,000	6,968

		29,656
Financials (0.7%)
Associates First Capital Corp. sr. unsec. notes 6.95s, 2018	10,000	11,312

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
1.193s, 2017 (United Kingdom)	4,000	2,681

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	5,974

Deutsche Bank Capital Funding Trust VII 144A jr. unsec.
sub. bonds FRB 5.628s, perpetual maturity	5,000	4,150

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	15,000	18,228

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)	5,000	5,392

JPMorgan Chase Capital XX company guaranty jr. unsec.
sub. notes Ser. T, 6.55s, 2036	10,000	10,050

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	4,875

CORPORATE BONDS AND NOTES (2.6%)* cont.	Principal amount	Value

Financials cont.
Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	$5,000	$4,989

Willis Group Holdings Ltd. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021 (United Kingdom)	5,000	5,453

		73,104
Health care (—%)
Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,130

		2,130
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	5,000	5,219

		5,219
Utilities and power (0.4%)
Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	5,000	5,450

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	5,000	5,295

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	5,537

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.7s, 2042	5,000	5,657

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	5,000	5,970

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	5,000	6,651

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	4,985

		39,545

Total corporate bonds and notes (cost $258,093)		$270,564

CONVERTIBLE BONDS AND NOTES (2.4%)*	Principal amount	Value

Basic materials (0.1%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$3,000	$3,413

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	4,000	4,550

USEC, Inc. cv. sr. unsec. notes 3s, 2014	4,000	2,340

		10,303
Capital goods (0.2%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	5,000	5,475

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. cv. sr. unsec. notes FRN 4s, 2013	5,000	4,982

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	6,000	5,325

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	4,000	3,950

		19,732
Communication services (0.3%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	5,000	4,588

Equinix, Inc. cv. unsec. sub. notes 3s, 2014	6,000	8,288

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	8,000	7,600

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 6 1/2s, 2016	4,000	6,145

Powerwave Technologies, Inc. cv. sr. unsec.
sub. notes 3 7/8s, 2027	7,000	2,660

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016 (United Kingdom)	3,000	4,684

		33,965

CONVERTIBLE BONDS AND NOTES (2.4%)* cont.	Principal amount	Value

Consumer cyclicals (0.7%)
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	$4,000	$4,385

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	8,000	7,380

Digital River, Inc. cv. sr. unsec. notes 2s, 2030	6,000	5,625

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	3,000	4,770

Liberty Interactive, LLC cv. sr. unsec.
unsub. notes 3 1/8s, 2023	7,000	8,418

Liberty Interactive, LLC cv. sr. unsec.
unsub. notes 3 1/2s, 2031	13,000	7,882

Live Nation Entertainment, Inc. cv. sr. unsec.
notes 2 7/8s, 2027	9,000	8,471

MGM Resorts International Co. cv. company
guaranty sr. unsec. notes 4 1/4s, 2015	9,000	9,641

PHH Corp. cv. sr. unsec. notes 4s, 2014	5,000	4,684

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	4,000	5,880

		67,136
Consumer staples (0.1%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	3,000	2,970

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	4,000	3,815

		6,785
Energy (0.2%)
Alpha Natural Resources, Inc. cv. sr. unsec. notes 2 3/8s, 2015	4,000	3,785

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/4s, 2038	5,000	4,000

Endeavour International Corp. 144A cv. company
guaranty sr. unsec. notes 5 1/2s, 2016	4,000	3,845

Goodrich Petroleum Corp. cv. sr. unsec. unsub. notes 5s, 2029	4,000	3,840

James River Coal Co. 144A cv. sr. unsec. notes 3 1/8s, 2018	5,000	2,475

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	5,000	5,019

		22,964
Financials (0.3%)
Amtrust Financial Services, Inc. 144A cv. sr. unsec.
notes 5 1/2s, 2021	2,000	2,186

Ares Capital Corp. 144A cv. sr. unsec. notes 5 3/4s, 2016	6,000	6,371

Hercules Technology Growth Capital, Inc.
144A cv. sr. unsec. notes 6s, 2016	3,000	2,959

iStar Financial, Inc. cv. sr. unsec. unsub. notes FRN
1.081s, 2012 R	5,000	4,688

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	4,000	5,610

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014	6,000	5,205

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	2,000	2,033

		29,052
Health care (0.3%)
Brookdale Senior Living, Inc. cv. sr. unsec.
unsub. notes 2 3/4s, 2018	5,000	4,669

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China) (In default) †	5,000	1,850

China Medical Technologies, Inc. 144A cv. sr. unsec.
notes 6 1/4s, 2016 (China) (In default) †	3,000	990

Dendreon Corp. cv. sr. unsec. notes 2 7/8s, 2016	7,000	5,836

CONVERTIBLE BONDS AND NOTES (2.4%)* cont.	Principal amount	Value

Health care cont.
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	$6,000	$5,940

Illumina, Inc. 144A cv. sr. unsec. notes 1/4s, 2016	2,000	1,898

LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s, 2014	4,000	4,205

Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	2,000	1,998

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	5,000	5,831

		33,217
Technology (0.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	9,000	9,338

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	5,000	4,513

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	4,000	4,338

		18,189
Transportation (—%)
Genco Shipping & Trading, Ltd. cv. sr. unsec. notes 5s, 2015	4,000	2,810

		2,810

Total convertible bonds and notes (cost $252,753)		$244,153

CONVERTIBLE PREFERRED STOCKS (2.2%)*	Shares	Value

Basic materials (0.1%)
Vale Capital II $3.375 cv. pfd. (Cayman Islands)	125	$8,531

		8,531
Communication services (0.1%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	180	7,560

		7,560
Consumer cyclicals (0.5%)
Callaway Golf Co. Ser. B, 7.50% cv. pfd.	34	3,434

FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	374	9,584

General Motors Co. Ser. B, $2.375 cv. pfd.	395	16,862

Interpublic Group of Cos, Inc. (The) Ser. B, 5.25% cv. pfd.	8	8,360

Nielsen Holdings NV $3.125 cv. pfd.	125	7,156

Stanley Black & Decker, Inc. $4.75 cv. pfd.	65	7,989

		53,385
Consumer staples (0.1%)
Bunge, Ltd. $4.875 cv. pfd.	70	6,965

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	267	2,526

Newell Financial Trust I $2.625 cum. cv. pfd.	107	4,976

		14,467
Energy (0.2%)
Apache Corp. Ser. D, $3.00 cv. pfd.	100	6,050

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	11	11,770

		17,820
Financials (0.7%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	229	5,854

AMG Capital Trust II $2.575 cv. pfd.	183	7,766

Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	26	1,719

Bank of America Corp. Ser. L, 7.25% cv. pfd.	14	13,125

Citigroup, Inc. $7.50 cv. pfd.	150	14,849

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	255	5,154

Hartford Financial Services Group, Inc. (The) Ser. F, $1.182 cv. pfd.	180	4,022

CONVERTIBLE PREFERRED STOCKS (2.2%)* cont.	Shares	Value

Financials cont.
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	140	$7,382

Huntington Bancshares Ser. A, 8.50% cv. pfd.	6	6,900

MetLife, Inc. $3.75 cv. pfd.	87	6,298

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	9	9,889

		82,958
Technology (0.1%)
Lucent Technologies Capital Trust I 7.75% cv. pfd.	8	6,550

		6,550
Transportation (0.1%)
Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	492	5,676

		5,676
Utilities and power (0.3%)
AES Trust III $3.375 cv. pfd.	178	8,811

El Paso Energy Capital Trust I $2.375 cv. pfd.	177	8,264

Great Plains Energy, Inc. $6.00 cv. pfd.	97	5,822

PPL Corp. $4.375 cv. pfd.	99	5,307

		28,204

Total convertible preferred stocks (cost $236,658)		$225,151

MORTGAGE-BACKED SECURITIES (0.3%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc. Ser. 06-5,
Class A3, 5.39s, 2047	$20,000	$20,838

LB-UBS Commercial Mortgage Trust Ser. 07-C1, Class A2,
5.318s, 2040	12,184	12,184

Total mortgage-backed securities (cost $33,030)		$33,022

SHORT-TERM INVESTMENTS (19.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.09% [e]	1,864,201	$1,864,201

U.S. Treasury Bills with an effective yield of 0.074%,
June 28, 2012 #	$50,000	49,987

U.S. Treasury Bills with an effective yield of 0.066%,
July 26, 2012 #	110,000	109,967

Total short-term investments (cost $2,024,159)		$2,024,155

TOTAL INVESTMENTS

Total investments (cost $10,416,234)		$10,379,462

Key to holding’s abbreviations
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,300,321.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

§ Affiliated Company (Note 8).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $3,892,621 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $250,126) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Buy	3/22/12	$1,909	$1,899	$10

	Euro	Sell	3/22/12	17,188	17,020	(168)

	Swedish Krona	Sell	3/22/12	1,103	1,085	(18)

	Swiss Franc	Sell	3/22/12	1,437	1,424	(13)

Barclays Bank PLC

	Japanese Yen	Buy	3/22/12	7,750	8,281	(531)

	Swiss Franc	Buy	3/22/12	1,327	1,315	12

Citibank, N.A.

	Australian Dollar	Sell	3/22/12	1,498	1,497	(1)

	British Pound	Buy	3/22/12	1,591	1,583	8

	Danish Krone	Buy	3/22/12	4,032	3,983	49

	Euro	Sell	3/22/12	3,997	3,941	(56)

	Hong Kong Dollar	Sell	3/22/12	3,571	3,572	1

	New Zealand Dollar	Sell	3/22/12	1,250	1,248	(2)

	Singapore Dollar	Buy	3/22/12	1,519	1,525	(6)

	Swedish Krona	Buy	3/22/12	5,315	5,229	86

Credit Suisse AG

	Australian Dollar	Sell	3/22/12	1,605	1,603	(2)

	British Pound	Buy	3/22/12	9,703	9,654	49

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $250,126) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Credit Suisse AG cont.

	Euro	Buy	3/22/12	$2,931	$2,916	$15

	Euro	Sell	3/22/12	2,931	2,900	(31)

	Deutsche Bank AG

	British Pound	Sell	3/22/12	1,273	1,266	(7)

	Swedish Krona	Sell	3/22/12	1,027	1,010	(17)

	Goldman Sachs International

	Australian Dollar	Sell	3/22/12	1,177	1,176	(1)

	British Pound	Buy	3/22/12	955	950	5

	Euro	Sell	3/22/12	1,732	1,712	(20)

	Japanese Yen	Sell	3/22/12	502	536	34

	Swedish Krona	Sell	3/22/12	5,557	5,464	(93)

HSBC Bank USA, National Association

	Australian Dollar	Sell	3/22/12	2,996	2,990	(6)

	British Pound	Sell	3/22/12	15,112	15,040	(72)

	Euro	Buy	3/22/12	2,665	2,634	31

	Euro	Sell	3/22/12	2,665	2,651	(14)

	New Zealand Dollar	Buy	3/22/12	10,500	10,484	16

	Singapore Dollar	Buy	3/22/12	2,559	2,566	(7)

	Swiss Franc	Buy	3/22/12	13,046	12,921	125

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	3/22/12	5,885	5,880	(5)

	British Pound	Buy	3/22/12	4,613	4,592	21

	Euro	Buy	3/22/12	4,797	4,757	40

	Hong Kong Dollar	Buy	3/22/12	7,839	7,840	(1)

	Japanese Yen	Sell	3/22/12	5,953	6,360	407

	Singapore Dollar	Sell	3/22/12	5,037	5,053	16

	Swiss Franc	Sell	3/22/12	1,217	1,204	(13)

	Royal Bank of Scotland PLC (The)

	British Pound	Buy	3/22/12	3,022	3,008	14

	Euro	Buy	3/22/12	1,865	1,861	4

	Japanese Yen	Sell	3/22/12	6,249	6,681	432

	Swiss Franc	Sell	3/22/12	2,211	2,190	(21)

	State Street Bank and Trust Co.

	Euro	Buy	3/22/12	20,386	20,141	245

	UBS AG

	Australian Dollar	Buy	3/22/12	11,342	11,330	12

	British Pound	Sell	3/22/12	4,772	4,749	(23)

	Euro	Buy	3/22/12	1,466	1,472	(6)

	Israeli Shekel	Sell	3/22/12	2,061	2,093	32

	New Zealand Dollar	Sell	3/22/12	16,249	16,208	(41)

	Norwegian Krone	Sell	3/22/12	3,451	3,322	(129)

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $250,126) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Westpac Banking Corp.

	Euro	Buy	3/22/12	$3,065	$3,032	$33

	Euro	Sell	3/22/12	3,065	3,049	(16)

	Japanese Yen	Buy	3/22/12	3,020	3,229	(209)

Total						$168

FUTURES CONTRACTS OUTSTANDING at 2/29/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	1	$157,250	Jun-12	$1,060

U.S. Treasury Bond 30 yr (Short)	1	141,656	Jun-12	(400)

U.S. Treasury Note 2 yr (Long)	2	440,469	Jun-12	(66)

U.S. Treasury Note 5 yr (Short)	6	739,031	Jun-12	(58)

U.S. Treasury Note 10 yr (Long)	3	392,859	Jun-12	41

Total				$577

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series
17 Index	BBB+/P	$12,821	$650,000	12/20/16	100 bp	$16,220

JPMorgan Chase Bank, NA
DJ CDX EM Series 15
Version 1 Index	Ba1	(50,000)	400,000	6/20/16	500 bp	(4,316)

DJ CDX NA HY Series
17 Version 1 Index	B+/P	99,375	970,000	12/20/16	500 bp	91,974

Total						$103,878

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$65,444	$18,643	$—

Capital goods	77,306	24,845	—

Communication services	61,504	13,319	—

Conglomerates	30,328	—	—

Consumer cyclicals	149,441	25,300	—

Consumer staples	137,517	15,156	—

Energy	154,396	—	—

Financials	487,321	44,872	1

Health care	152,694	9,037	—

Technology	194,675	8,104	—

Transportation	9,508	5,679	—

Utilities and power	59,511	—	—

Total common stocks	1,579,645	164,955	1

Convertible bonds and notes	—	244,153	—

Convertible preferred stocks	—	225,151	—

Corporate bonds and notes	—	270,564	—

Investment companies	4,450,536	—	—

Mortgage-backed securities	—	33,022	—

U.S. Treasury obligations	—	1,387,280	—

Short-term investments	1,864,201	159,954	—

Totals by level	$7,894,382	$2,485,079	$1

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$168	$—

Futures contracts	577	—	—

Credit default contracts	—	41,682	—

Totals by level	$577	$41,850	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,008,716)	$4,080,286
Affiliated issuers (identified cost $6,407,518) (Notes 1 and 8)	6,299,176

Dividends, interest and other receivables	20,494

Receivable for investments sold	490,013

Unrealized appreciation on swap contracts (Note 1)	108,194

Unrealized appreciation on forward currency contracts (Note 1)	1,697

Receivable from Manager (Note 2)	37,003

Premium paid on swap contracts (Note 1)	50,000

Unamortized offering costs (Note 1)	37,702

Total assets	11,124,565

LIABILITIES

Payable to custodian	9,623

Payable for variation margin (Note 1)	125

Distributions payable to shareholders	3,907

Payable for investments purchased	477,728

Payable for shares of the fund repurchased	31,585

Payable for investor servicing fees (Note 2)	718

Payable for custodian fees (Note 2)	12,353

Payable for administrative services (Note 2)	23

Payable for distribution fees (Note 2)	4,270

Payable for offering costs (Note 1)	129,267

Unrealized depreciation on forward currency contracts (Note 1)	1,529

Premium received on swap contracts (Note 1)	112,196

Unrealized depreciation on swap contracts (Note 1)	4,316

Other accrued expenses	36,604

Total liabilities	824,244

Net assets	$10,300,321

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 6)	$10,341,662

Distributions in excess of net investment income (Note 1)	(50,827)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,334)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	67,820

Total — Representing net assets applicable to capital shares outstanding	$10,300,321

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($9,725,403 divided by 979,306 shares)	$9.93

Offering price per class A share (100/96.00 of $9.93)*	$10.34

Net asset value and offering price per class B share ($155,663 divided by 15,712 shares)**	$9.91

Net asset value and offering price per class C share ($99,075 divided by 10,000 shares)**	$9.91

Net asset value and redemption price per class M share ($121,355 divided by 12,228 shares)	$9.92

Offering price per class M share (100/96.75 of $9.92)†	$10.25

Net asset value, offering price and redemption price per class R share
($99,313 divided by 10,003 shares)	$9.93

Net asset value, offering price and redemption price per class Y share
($99,512 divided by 10,020 shares)	$9.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $499) (including dividend income of $101,256 from
investments in affiliated issuers) (Note 8)	$131,992

Interest (including interest income of $661 from investments in affiliated issuers) (Notes 7 and 8)	21,078

Total investment income	153,070

EXPENSES

Compensation of Manager (Note 2)	15,127

Investor servicing fees (Note 2)	4,141

Custodian fees (Note 2)	11,568

Trustee compensation and expenses (Note 2)	202

Administrative services (Note 2)	77

Distribution fees — Class A (Note 2)	11,823

Distribution fees — Class B (Note 2)	771

Distribution fees — Class C (Note 2)	484

Distribution fees — Class M (Note 2)	295

Distribution fees — Class R (Note 2)	242

Amortization of offering costs (Note 1)	66,619

Reports to shareholders	10,540

Auditing	29,362

Other	246

Fees waived and reimbursed by Manager (Note 2)	(115,341)

Total expenses	36,156

Expense reduction (Note 2)	(9)

Net expenses	36,147

Net investment income	116,923

Net realized loss on investments (including net realized loss of $6,528 on sales of investments
in affiliated issuers) (Notes 1, 3 and 8)	(9,040)

Net realized loss on swap contracts (Note 1)	(55,209)

Net realized gain on futures contracts (Note 1)	7,457

Net realized loss on foreign currency transactions (Note 1)	(639)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	215

Net unrealized appreciation of investments, futures contracts and swap contracts
during the period	338,376

Net gain on investments	281,160

Net increase in net assets resulting from operations	$398,083

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

		For the period 6/13/11
	Six months	(commencement of
INCREASE (DECREASE) IN NET ASSETS	ended 2/29/12*	operations) to 8/31/11

Operations:
Net investment income	$116,923	$7,318

Net realized gain (loss) on investments
and foreign currency transactions	(57,431)	16,815

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	338,591	(270,771)

Net increase (decrease) in net assets resulting from operations	398,083	(246,638)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(202,872)	—

Class B	(2,820)	—

Class C	(1,770)	—

Class M	(2,388)	—

Class R	(1,921)	—

Class Y	(2,244)	—

Increase from capital share transactions (Note 4)	120,713	242,178

Total increase (decrease) in net assets	304,781	(4,460)

NET ASSETS

Beginning of period (Note 6)	9,995,540	10,000,000

End of period (including distributions in excess of net investment income of $50,827 and undistributed net investment income of
$46,265, respectively)	$10,300,321	$9,995,540

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
										Ratio	investment
	Net asset		Net realized							of expenses	income (loss)
	value,		and unrealized	Total from	From			Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) *[b]	(in thousands)	(%) *[c,d,e]	(%) *[d]	(%) *

Class A
February 29, 2012 **	$9.75	.11 [f]	.28	.39	(.21)	(.21)	$9.93	4.05	$9,725.35		1.17 [f]	29
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	9.75	(2.50)	9,431.15		.08	11

Class B
February 29, 2012 **	$9.74	.08 [f]	.27	.35	(.18)	(.18)	$9.91	3.64	$156.72		.80 [f]	29
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	9.74	(2.60)	153.32		(.09)	11

Class C
February 29, 2012 **	$9.74	.08 [f]	.27	.35	(.18)	(.18)	$9.91	3.64	$99.72		.80 [f]	29
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	9.74	(2.60)	98.32		(.09)	11

Class M
February 29, 2012 **	$9.75	.10 [f]	.27	.37	(.20)	(.20)	$9.92	3.84	$121.47		1.05 [f]	29
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	9.75	(2.50)	119.21		.02	11

Class R
February 29, 2012 **	$9.75	.10 [f]	.27	.37	(.19)	(.19)	$9.93	3.89	$99.47		1.05 [f]	29
August 31, 2011†	10.00	— [g]	(.25)	(.25)	—	—	9.75	(2.50)	97.21		.02	11

Class Y
February 29, 2012 **	$9.76	.13 [f]	.26	.39	(.22)	(.22)	$9.93	4.13	$100.22		1.30 [f]	29
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	9.76	(2.40)	98.10		.13	11

* Not annualized.

** Unaudited.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 29, 2012	1.15%

August 31, 2011	1.04

e Expense ratios do not include expenses of the underlying funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts (Note 8):

		Percentage of
	Per share	average net assets

Class A	$0.06	0.65%

Class B	0.06	0.65

Class C	0.06	0.65

Class M	0.06	0.65

Class R	0.06	0.65

Class Y	0.06	0.65

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund, Putnam Absolute Return 700 Fund and Putnam Money Market Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage backed investments, and invests in money market securities or affiliated money market funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, which may include common or preferred stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $200,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,130 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $10,416,238, resulting in gross unrealized appreciation and depreciation of $164,007 and $200,783, respectively, or net unrealized depreciation of $36,776.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $133,604 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $2,406 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $112,935 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $9 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $57 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,720,783 and $2,363,075, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $1,270,218 and $999,934, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	18,545	$180,491	16,876	$163,603

Shares issued in connection with
reinvestment of distributions	1,599	15,374	—	—

	20,144	195,865	16,876	163,603

Shares repurchased	(7,714)	(75,739)	—	—

Net increase	12,430	$120,126	16,876	$163,603

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	486	$4,705	5,713	$56,783

Shares issued in connection with
reinvestment of distributions	110	1,050	—	—

	596	5,755	5,713	56,783

Shares repurchased	(546)	(5,348)	(51)	(497)

Net increase	50	$407	5,662	$56,286

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	—	$—	51	$514

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	—	—	51	514

Shares repurchased	(51)	(498)	—	—

Net increase (decrease)	(51)	$(498)	51	$514

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	2,180	$21,775

Shares issued in connection with
reinvestment of distributions	48	458	—	—

	48	458	2,180	21,775

Shares repurchased	—	—	—	—

Net increase	48	$458	2,180	$21,775

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	3	30	—	—

	3	30	—	—

Shares repurchased	—	—	—	—

Net increase	3	$30	—	$—

			For the period 6/13/11
			(commencement of operations)
	Six months ended 2/29/12		to 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	20	190	—	—

	20	190	—	—

Shares repurchased	—	—	—	—

Net increase	20	$190	—	$—

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	950,985	97.11%	$9,443,281

Class B	10,000	63.65	99,100

Class C	10,000	100.00	99,075

Class M	10,003	81.80	99,230

Class R	10,003	100.00	99,313

Class Y	10,020	100.00	99,512

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$49,083	Payables	$7,401

Foreign exchange
contracts	Receivables	1,697	Payables	1,529

	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation/		Unrealized appreciation/
Interest rate contracts	(depreciation)	1,101*	(depreciation)	524*

Total		$51,881		$9,454

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(55,209)	$(55,209)

Foreign exchange contracts	—	(613)	—	$(613)

Interest rate contracts	7,457	—	—	$7,457

Total	$7,457	$(613)	$(55,209)	$(48,365)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$149,984	$149,984

Foreign exchange contracts	—	259	—	$259

Interest rate contracts	(322)	—	—	$(322)

Total	$(322)	$259	$149,984	$149,921

Note 6: Initial capitalization and offering of shares

The fund was established as a series of the Trust on June 6, 2011. From June 6, 2011 to June 13, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$9,500,000	950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $642 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $518,424 and $786,204, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value					Market value
	at beginning of					at end of the
	the reporting	Purchase	Sale	Investment	Capital gain	reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Absolute Return
100 Fund Class Y	$503,894	$18,834	$24,746	$8,719	$—	$488,669

Putnam Absolute Return
300 Fund Class Y	1,184,448	39,692	35,500	14,790	—	1,185,089

Putnam Absolute Return
500 Fund Class Y	1,985,344	111,707	59,120	65,243	—	2,061,427

Putnam Absolute Return
700 Fund Class Y	295,114	22,753	8,868	12,504	—	311,524

Putnam Money Market
Fund Class A	409,688	8,114	29,536	19	—	388,266

Totals	$4,378,488	$201,100	$157,770	$101,275	$—	$4,434,975

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 10: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA098
273272 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012